UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Odyssey HealthCare, Inc.

(Name of Registrant as Specified In Its Charter)

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ODYSSEY HEALTHCARE, INC.
717 North Harwood Street, Suite 1500
Dallas, Texas 75201

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 6, 2010

Dear Stockholder:

Notice is hereby given that the 2010 Annual Meeting of the Stockholders of Odyssey HealthCare, Inc., a Delaware corporation, will be held at 717 North Harwood Street, Suite 1600, Dallas, Texas 75201, on May 6, 2010, at 8:00 a.m. local time. At the Annual Meeting, you will be asked to:

1. Elect as Class III directors the three nominees named in the attached proxy statement;

2. Approve the Third Amendment to the Odyssey HealthCare, Inc. 2001 Equity-Based Compensation Plan (the “Equity-Based Compensation Plan”) that submits for stockholder approval the provisions of the Equity-Based Compensation Plan that (1) provide that either the granting or vesting of awards may be subject to certain performance standards, (2) describe the persons eligible to receive awards under the Equity-Based Compensation Plan, and (3) specify the individual limit on awards granted to Covered Employees (as defined in the Equity-Based Compensation Plan), in order that certain awards may continue to be fully deductible by the Company for federal income tax purposes;

3. Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm (referred to herein as our “independent auditors”) for the year ending December 31, 2010; and

4. Transact such other business as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on March 18, 2010 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available and may be inspected at the address listed above during normal business hours for the ten days before the Annual Meeting. The list of stockholders will also be available for review at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Accordingly, please read the enclosed material and complete, sign, date and return the enclosed proxy card as promptly as possible. If you attend the Annual Meeting, you may withdraw any previously submitted proxy and vote in person. For more detailed voting information, see “General Information about the Annual Meeting” beginning on page 1 of the enclosed proxy statement.

By Order of the Board of Directors,

W. Bradley Bickham
Secretary

Dallas, Texas
April 5, 2010

ODYSSEY HEALTHCARE, INC.

Important Notice Regarding the Availability of
Proxy Materials for the Stockholder Meeting To Be Held on May 6, 2010

The proxy statement and annual report to stockholders are available at http://phx.corporate-ir.net/phoenix.zhtml?c=125059&p=proxy

The 2010 Annual Meeting of Stockholders of Odyssey HealthCare, Inc. (the “Company”) will be held on Thursday, May 6, 2010 at 8:00 a.m., local time, at the principal offices of the Company located at 717 North Harwood Street, Suite 1600, Dallas, Texas 75201. To request a copy of the proxy statement, annual report to stockholders and form of proxy card, or to obtain directions to attend the annual meeting and to vote in person, contact the Company’s Investor Relations Department at toll free phone number 888-922-9711, email address InvestorRelations@odsyhealth.com or through the Company Web site www.odsyhealth.com under “Investor Relations— InfoRequest.”

The matters intended to be acted upon at the Annual Meeting are:

1.	Election of the three nominees set forth below as Class III directors for a term to expire at the 2013 Annual Meeting of Stockholders;

Richard R. Burnham
James E. Buncher
Robert A. Ortenzio

2.	Approval of the Third Amendment to the Odyssey HealthCare, Inc. 2001 Equity-Based Compensation Plan (the “Equity-Based Compensation Plan”) that submits for stockholder approval the provisions of the Equity-Based Compensation Plan that (1) provide that either the granting or vesting of awards may be subject to certain performance standards, (2) describe the persons eligible to receive awards under the Equity-Based Compensation Plan, and (3) specify the individual limit on awards granted to Covered Employees (as defined in the Equity-Based Compensation Plan), in order that certain awards may continue to be fully deductible by the Company for federal income tax purposes;

3.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010; and

4.	Consideration of such other matters as may properly come before the annual meeting.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

The following proxy materials are being made available at the website location specified above.

•	The proxy statement for the 2010 Annual Meeting of Stockholders.

•	The 2009 annual report to stockholders.

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ODYSSEY HEALTHCARE, INC.
717 North Harwood Street, Suite 1500
Dallas, Texas 75201

PROXY STATEMENT

These proxy materials are being furnished to you in connection with the solicitation of proxies by the Board of Directors of Odyssey HealthCare, Inc., a Delaware corporation, for the 2010 Annual Meeting of Stockholders and any adjournments or postponements of the meeting (the “Annual Meeting”). The Annual Meeting will be held at our principal offices located at 717 North Harwood Street, Suite 1600, Dallas, Texas 75201, on May 6, 2010, at 8:00 a.m. local time.

The Notice of Annual Meeting, this proxy statement, the enclosed proxy card and our Annual Report to Stockholders for the fiscal year ended December 31, 2009 are being mailed on or about April 5, 2010 to all stockholders entitled to vote at the Annual Meeting.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why did I receive these proxy materials?

You received these proxy materials from us in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting because you owned our common stock as of March 18, 2010. We refer to this date as the “record date.”

This proxy statement contains important information for you to consider when deciding how to vote your shares at the Annual Meeting. Please read this proxy statement carefully.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our stockholders will consider and vote on (i) the election of three Class III directors to our Board of Directors; (ii) the approval of the provisions of the Third Amendment to the Odyssey HealthCare, Inc. 2001 Equity-Based Compensation Plan (the “Equity-Based Compensation Plan”) that submits for stockholder approval the provisions of the Equity-Based Compensation Plan that (1) provide that either the granting or vesting of awards may be subject to certain performance standards, (2) describe the persons eligible to receive awards under the Equity-Based Compensation Plan, and (3) specify the individual limit on awards granted to Covered Employees (as defined in the Equity-Based Compensation Plan), in order that certain awards may continue to be fully deductible by the Company for federal income tax purposes; and (iii) the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. Our stockholders will also be asked to transact such other business as may properly come before the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on March 18, 2010, the record date, may vote at the Annual Meeting. On the record date, there were 33,545,656 outstanding shares of our common stock, par value $0.001 per share, which we refer to in this proxy statement as our “common stock.”

How many votes do I have?

Each share of common stock that you owned on the record date entitles you to one vote on each matter voted on at the Annual Meeting.

How many votes must be present to hold the Annual Meeting?

There must be a quorum for the Annual Meeting to be held. A quorum is the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock issued and outstanding on the record date. As of the record date, there were 33,545,656 shares of our common stock outstanding. Consequently, the presence, in person or by proxy, of the holders of at least 16,772,829 shares of common stock is required to establish a quorum for the Annual Meeting.

Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions occur when stockholders are present at the Annual Meeting but fail to vote or voluntarily choose to withhold their vote for any of the matters upon which the stockholders are voting. “Broker non-votes” occur when other holders of record (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners before the Annual Meeting and do not have discretionary authority to vote those shares on a particular matter. The effect of abstentions and broker non-votes on each proposal is set forth in more detail under “— What vote is required to approve each proposal discussed in this proxy statement and how are my votes counted?”.

What happens if there is not a quorum at the Annual Meeting?

If a quorum is not present, in person or by proxy, at the Annual Meeting or any adjournment thereof, the chairman of the meeting or a majority in interest of the stockholders entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting (unless the Board of Directors fixes a new record date for the adjourned meeting), until a quorum is present. At any such adjourned meeting at which a quorum is present, in person or by proxy, any business may be transacted that may have been transacted at the Annual Meeting had a quorum originally been present. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

Proxies solicited by this Proxy Statement may be used to vote in favor of any motion to adjourn the Annual Meeting. The persons named on the proxies intend to vote in favor of any motion to adjourn the Annual Meeting to a subsequent day if, prior to the Annual Meeting, such persons have not received sufficient proxies to approve the proposals described in this Proxy Statement.

What is a proxy?

A proxy is your legal designation of another person to vote the shares that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Your Board has appointed Robert A. Lefton, R. Dirk Allison and W. Bradley Bickham (the “Proxy Holders”) to serve as proxies for the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, then you own our common stock through multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted at the Annual Meeting.

Who is participating in this proxy solicitation and who will pay for its cost?

We will bear the entire cost of soliciting proxies, including the cost of the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our stockholders. In addition to this solicitation by mail, our directors, officers and other employees may solicit proxies by use of mail, telephone, facsimile, electronic means, in person or otherwise. These persons will not receive any additional compensation for assisting in the solicitation, but may be reimbursed for reasonable out-of-pocket expenses in connection with the solicitation. In addition, we will reimburse banking institutions, brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy materials to the beneficial owners of our common stock.

What are the recommendations of the Board?

Unless you give other instructions on your proxy card, the Proxy Holders will vote in accordance with the recommendations of our Board. Our Board recommends that you vote:

•	FOR the nominated slate of directors (see “Proposal One — Election of Class III Directors”);

•	FOR approval of the Third Amendment to the Equity-Based Compensation Plan that submits for stockholder approval the provisions of the Equity-Based Compensation Plan that (1) provide that either the granting or vesting of awards may be subject to certain performance standards, (2) describe the persons eligible to receive awards under the Equity-Based Compensation Plan, and (3) specify the individual limit on awards granted to Covered Employees (as defined in the Equity-Based Compensation Plan), in order that certain awards may continue to be fully deductible by the Company for federal income tax purposes; (see “Proposal Two — Approval of the Third Amendment to the 2001 Equity-Based Compensation Plan”); and

•	FOR ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010 (see “Proposal Three — Ratification of Selection of Independent Auditors”).

Could other matters be decided at the Annual Meeting?

At the time this proxy statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement.

With respect to any other matter that properly comes before the Annual Meeting, the Proxy Holders will vote as recommended by our Board or, if no recommendation is given, in their own discretion.

What is the difference between holding shares as a “stockholder of record” and holding shares in “street name?”

If your shares are registered directly in your name with our transfer agent, Computershare Inc., you are a “stockholder of record” of those shares, and you are receiving these proxy materials directly from us. As the stockholder of record, you have the right to mail your proxy directly to us or to vote in person at the Annual Meeting.

Most of our stockholders hold their shares in a stock brokerage account or by a bank or other holder of record rather than directly in their own name. If your shares are held in a brokerage account, by a bank or other holder of record (commonly referred to as being held in “street name”), you are the “beneficial owner” of these shares and these proxy materials are being forwarded to you by that custodian. As summarized below, there are distinctions between shares held of record and those held beneficially.

How do I vote my shares?

Shares held directly in your name as the stockholder of record can be voted by you in person at the Annual Meeting or you can provide a proxy to be voted at the Annual Meeting by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope.

If you plan to vote in person at the Annual Meeting, please bring proof of identification. Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you hold your shares in “street name” (for example, in your brokerage account), please follow the instructions provided by your bank, broker or other holder of record to vote the enclosed proxy card by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope. Shares held in street name may be voted in person by you at the Annual Meeting only if you obtain a signed proxy from the record holder of your shares giving you the right to vote the shares. If you hold your shares in street name and wish to simply attend the Annual Meeting, please bring proof of identification and proof of ownership, such as an account statement or letter from your brokerage firm or bank showing that you beneficially owned common stock on the record date.

If you vote by granting a proxy, the Proxy Holders will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy without giving specific voting instructions, the Proxy Holders will vote those shares as recommended by our Board.

What will happen if I hold shares in “street name” and I do not give my record holder instructions on how to vote my shares?

If you hold your shares in “street name,” you will receive instructions from your brokers or other nominees describing how to vote your shares. If you do not instruct your brokers or nominees how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority. For purposes of Proposal III (Ratification of Selection of Independent Auditors), brokers and other nominees will have discretionary authority to vote your shares as they decide in the absence of timely instructions from you.

There are also matters for which brokers and other nominees do not have discretionary authority to vote your shares unless they receive timely instructions from you. A “broker non-vote” results when a broker or other nominee does not have discretionary authority to vote on a particular matter in the absence of timely instructions from you and you have not given timely instructions on how the broker or other nominee should vote your shares. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters. For purposes of Proposal I (Election of Class III Directors) and Proposal II (Approval of the Third Amendment to the 2001 Equity-Based Compensation Plan), brokers and other nominees will not have discretionary authority to vote your shares as they decide, so you must provide timely instructions on how the broker or other nominee should vote your shares. Otherwise, in the absence of timely instructions from you, a broker non-vote will result as to Proposal I (Election of Class III Directors) and Proposal II (Approval of the Third Amendment to the 2001 Equity-Based Compensation Plan).

Can I change my vote after I return my proxy card?

Yes. Even after you have returned your proxy card, you may revoke your proxy at any time before it is exercised by doing any one of the following things:

•	submitting a written notice of revocation to our Secretary by mail to Odyssey HealthCare, Inc., 717 North Harwood Street, Suite 1500, Dallas, Texas 75201, attention: Secretary or by facsimile at (214) 965-9548;

•	signing and mailing in a new proxy card bearing a later date; or

•	attending the Annual Meeting and voting in person, which suspends the powers of the Proxy Holders.

Your attendance at the meeting alone will not revoke your proxy.

If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted.

What vote is required to approve each proposal discussed in this proxy statement and how are my votes counted?

Election of Directors.  The election of each director requires the affirmative vote of a majority of the votes cast with respect to such director by the holders of shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote in such election. Under our bylaws, a majority of votes are cast for the election of a director if the number of shares voted “for” a director exceeds the number of votes cast “against” that director. Under our bylaws, abstentions and broker non-votes will not be counted as votes cast either “for” or “against” a director. In the event the number of director nominees exceeds the number of directors to be elected, our bylaws provide that the stockholders shall instead elect directors by plurality vote.

Approval of the Third Amendment to the 2001 Equity-Based Compensation Plan.  The approval of the Third Amendment to the Equity-Based Compensation Plan requires the affirmative vote of a majority of the votes cast with respect to Proposal II by the holders of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. A majority of votes are cast for the approval of the Third Amendment to the Equity-Based Compensation Plan if the number of shares voted “for” Proposal II exceeds the number of shares voted “against” Proposal II. Abstentions and broker non-votes will not be counted as votes cast either “for” or “against” Proposal II.

Ratification of Appointment of Independent Auditors.  The ratification of the selection of our independent registered public accounting firm requires the affirmative vote by the holders of a majority of the total number of shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. An abstention is treated as entitled to vote and, therefore, has the same effect as voting “against” the proposal.

Where can I find the voting results?

The preliminary voting results will be announced at the Annual Meeting. We will publish the final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission, or the SEC, within four business days after the date of the Annual Meeting.

For the 2011 annual meeting of stockholders, may I propose actions for consideration or nominate individuals to serve as directors?

You may submit proposals for consideration at future stockholder meetings, including director nominations. Please see “Corporate Governance — Director Nomination Process” and “Additional Information — Stockholder Proposals for 2011 Annual Meeting of Stockholders” for more details.

Whom should I contact with questions about the Annual Meeting?

If you have any questions about this proxy statement or the Annual Meeting, please contact our Secretary at the following address and telephone number:

Corporate Secretary
Odyssey HealthCare, Inc.
717 North Harwood Street, Suite 1500
Dallas, Texas 75201
Telephone No.: (214) 922-9711

Where may I obtain additional information about Odyssey HealthCare, Inc.?

We refer you to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission on March 10, 2010. Our Annual Report on Form 10-K, including financial statements, is also included with your proxy mailing as part of the Annual Report to Stockholders. The Annual Report to Stockholders, including the Annual Report on Form 10-K, is not part of the proxy solicitation material.

If you would like to receive any additional information, please contact our Secretary at the address or telephone number listed above.

What is “householding” and how does it affect me?

The Securities and Exchange Commission has implemented rules regarding the delivery of proxy materials to households. This method of delivery, often referred to as “householding,” permits us to send a single annual report and/or a single proxy statement to any household at which two or more different stockholders reside where we believe the stockholders are members of the same family or otherwise share the same address or where one stockholder has multiple accounts. In each case, the stockholder(s) must consent to the householding process. Under the householding procedure, each stockholder continues to receive a separate notice of any meeting of stockholders and proxy card. Householding reduces the volume of duplicate information our stockholders receive and reduces our expenses. We may institute householding in the future and will notify our registered stockholders who will be affected by householding at that time.

Many banks, brokers and other holders of record have instituted householding. If you or your family has one or more “street name” accounts under which you beneficially own our common stock, you may have received householding information from your bank, broker or other holder of record in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our annual report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

PROPOSAL ONE — ELECTION OF CLASS III DIRECTORS

The Board of Directors, acting on the recommendation of the Nominating and Governance Committee, has nominated Messrs. Richard R. Burnham, James E. Buncher and Robert A. Ortenzio for election as Class III directors at the Annual Meeting. If elected, each nominee will serve a three-year term expiring at the 2013 Annual Meeting of Stockholders once his successor has been elected and duly qualified or until his earlier death, resignation or removal from office. Each nominee currently serves as a Class III director. For information about each nominee, see “Directors.”

If a nominee becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors, or the number of our directors will be reduced. However, the Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

The Board of Directors recommends that stockholders vote “FOR” the election of each of the nominated directors.

PROPOSAL TWO — APPROVAL OF THE THIRD AMENDMENT TO THE 2001 EQUITY-BASED COMPENSATION PLAN

General

A summary description of the Odyssey HealthCare, Inc. 2001 Equity-Based Compensation Plan (the “Equity-Based Compensation Plan”), as proposed to be modified by the amendment described below, is set forth in Appendix A.

Description of the Proposed Amendment

The Equity-Based Compensation Plan was previously approved by our Board of Directors and our stockholders at our 2005 Annual Meeting of Stockholders. The Board of Directors has determined that the provisions of the Equity-Based Compensation Plan that ensure the full deductibility of certain performance-based awards made to Covered Employees (as defined below), set forth in the Third Amendment to the Equity-Based Compensation Plan (the “Third Amendment”), must be submitted to our stockholders.

Specifically, the Board of Directors has determined that the eligibility provisions already contained in the Equity-Based Compensation Plan should be restated in the proposed Third Amendment without modification. The eligibility provisions will continue to provide that individuals eligible to participate in the Equity-Based Compensation Plan include all of the officers and employees of us or any of our subsidiaries, and any other persons who provide services to us or any other subsidiaries, including our directors. If the amendment to the Equity-Based Compensation Plan is approved at the Annual Meeting, the performance standards implemented by the Compensation Committee of our Board of Directors (the “Compensation Committee”) with respect to certain awards under the Equity-Based Compensation Plan will continue to be based on one or more of the following business criteria, determined on a consolidated basis, and/ or for specified subsidiaries, or business or geographical units (except with respect to the total shareholder return and earnings per share criteria): (i) earnings per share; (ii) increase in revenues; (iii) increase in cash flow; (iv) increase in cash flow return; (v) return on net assets, return on assets, return on investment, return on capital, or return on equity; (vi) economic value added; (vii) operating margin or contribution margin; (viii) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (ix) total stockholder return; (x) debt reduction; and (xi) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies.

In addition, the Board of Directors desires to add a provision to the Equity-Based Compensation Plan that would enable the Compensation Committee to exclude the impact of any of the following events or occurrences which the Compensation Committee determines should appropriately be excluded: (a) asset write-downs; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law or other such laws or regulations affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any extraordinary, unusual or nonrecurring items as described in the Accounting Standards Codification Topic 225, as the same may be amended or superseded from time to time; (f) any change in accounting principles as defined in the Accounting Standards Codification Topic 250, as the same may be amended or superseded from time to time; (g) any loss from a discontinued operation as described in the Accounting Standards Codification Topic 360, as the same may be amended or superseded from time to time; (h) goodwill impairment charges; (i) operating results for any business acquired during the calendar year; (j) third party expenses associated with any acquisition by us or any subsidiary; and (k) any other extraordinary events or occurrences identified by the Compensation Committee. Finally, the Board of Directors has determined that the Third Amendment should restate the annual award limits to which Covered Employees are subject. Specifically, any performance awards granted to a Covered Employee may not relate to more than 1,300,000 shares of common stock with respect to stock based awards, subject to adjustment for recapitalizations and similar transactions as described in the Equity-Based Compensation Plan, nor may performance awards, the value of which are not based on common stock, result in more than $3,000,000 of compensation for a Covered Employee in a given year.

Reason for the Proposed Amendment

The deductibility of awards granted to Covered Employees after the Annual Meeting will potentially be limited unless the Third Amendment is approved by stockholders. These awards are intended to qualify for exemption from the deduction limitations of Section 162(m) (“Section 162(m)”) of the Internal Revenue Code (the “Tax Code”) by providing “performance-based compensation” to “covered employees” within the meaning of Section 162(m).

Under Section 162(m), the federal income tax deductibility of compensation paid to our Chief Executive Officer and three other most highly compensated officers (other than our principal financial officer) determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934 (“Covered Employees”) may be limited to the extent such compensation exceeds $1,000,000 in any taxable year. However, we may deduct compensation paid to our Covered Employees in excess of that amount if it qualifies as “performance-based compensation” as defined in Section 162(m). In addition to certain other requirements, in order for awards under the Equity-Based Compensation Plan to constitute “performance-based compensation,” the material terms of the Equity-Based Compensation Plan must be disclosed to and approved by our stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the Equity-Based Compensation Plan. The Equity-Based Compensation Plan was previously approved by stockholders for Section 162(m) purposes at our 2005 Annual Meeting.

Under the Section 162(m) regulations, the material terms of the Equity-Based Compensation Plan are (i) the maximum amount of compensation that may be paid to a participant under the Equity-Based Compensation Plan in any fiscal year, (ii) the employees eligible to receive compensation under the Equity-

Based Compensation Plan, and (iii) the business criteria on which the performance goals are based. These material terms have been restated in the Third Amendment. We intend for certain awards under the Equity-Based Compensation Plan to continue to qualify for exemption from the deduction limitations of Section 162(m). Accordingly, we are asking stockholders to approve the Third Amendment so that awards under the Equity-Based Compensation Plan that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) will be fully deductible.

Consequences of Failure to Approve the Proposal

Our stockholders are only voting to approve (i) the maximum amount of compensation that may be paid to a participant under the Equity-Based Compensation Plan in any fiscal year, (ii) the employees eligible to receive compensation under the Equity-Based Compensation Plan, and (iii) the business criteria on which the performance goals are based for purposes of Section 162(m). The Equity-Based Compensation Plan shall continue regardless of the outcome of the stockholder vote. Further, failure of our stockholders to approve this Proposal II will not affect the rights of existing award holders under the Equity-Based Compensation Plan or under any previously granted awards under the Equity-Based Compensation Plan. However, if this Proposal II is not approved, certain awards granted to Covered Employees in future years may not be deductible to the extent they exceed $1,000,000, meaning that we may be limited in our ability to grant awards that are both deductible and satisfy our compensatory objectives.

Required Vote and Recommendation

The approval of the Third Amendment to the Equity-Based Compensation Plan requires the affirmative vote of a majority of the votes cast with respect to Proposal II by the holders of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. A majority of votes are cast for the approval of the Third Amendment to the Equity-Based Compensation Plan if the number of shares voted “for” Proposal II exceeds the number of shares voted “against” Proposal II. Abstentions and broker non-votes will not be counted as votes cast either “for” or “against” Proposal II. Unless marked to the contrary, proxies received will be voted FOR approval.

The Board of Directors recommends that stockholders vote “FOR” the approval of the Third Amendment to the 2001 Equity-Based Compensation Plan.

PROPOSAL THREE — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Our Audit Committee has selected Ernst & Young LLP, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2010. We expect that representatives of Ernst & Young will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders.

Although stockholder approval of the selection of Ernst & Young is not required, our Board of Directors believes that it is advisable to give stockholders the opportunity to ratify this selection. If the selection of Ernst & Young as our independent auditors is not ratified at the Annual Meeting, the Audit Committee will consider the engagement of another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of us and our stockholders.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Ernst & Young LLP.

DIRECTORS

General

Our Certificate of Incorporation divides the Board of Directors into three classes. Directors in each class serve for a three-year term and one class of directors is elected at each annual meeting. Currently, Messrs. Feldstein, Lefton and Schabel serve as Class I directors (whose terms expire in 2011), Messrs. Carlyle, Cross and Steffy serve as Class II directors (whose terms expire in 2012), and Messrs. Buncher, Burnham and Ortenzio serve as Class III directors (whose terms expire at the Annual Meeting).

Our Board has determined that each of Messrs. Buncher, Carlyle, Cross, Feldstein, Ortenzio, Schabel, and Steffy meet the current independence requirements of The NASDAQ Stock Market. Please see “Corporate Governance — Our Board” for a full discussion of director independence.

The principal occupations, background and other information about the Board nominees for director and our incumbent Board members are set forth below as well as a discussion of the specific experience, qualifications, attributes or skills of each director that led to the conclusion that he should serve on the Board of Directors at this time. We believe that each director’s unique background and skill set gives the Board as a whole competence and experience in a wide variety of areas, including the hospice and healthcare industries, corporate governance and board service, executive management and finance. We also believe that each director has demonstrated business acumen and an ability to exercise sound judgment, is committed to serving Odyssey and its Board, and has a reputation for integrity, honesty and adherence to high ethical standards.

Director Nominees

Class III Directors — Terms Expiring at the 2013 Annual Meeting (if elected)

Name of Director	Age	Position

Richard R. Burnham	68	Chairman of the Board, Class III Director
James E. Buncher	73	Class III Director
Robert A. Ortenzio	52	Class III Director

Richard R. Burnham co-founded Odyssey HealthCare, Inc. in 1995 and has served as Chairman of the Board and as one of our directors since that time. Mr. Burnham served as our President from August 1995 to December 2001 and from October 2004 to October 2005, and as our Chief Executive Officer from August 1995 to January 2004 and from October 2004 to October 2005. Prior to founding Odyssey HealthCare, Inc., Mr. Burnham served in executive positions with other healthcare companies, including Vitas Healthcare, Inc., Olsten Kimberly Quality Care, Inc., Caremark Inc., and Baxter Healthcare Corporation. Mr. Burnham is a member of the Acquisitions Committee and the Compliance Committee of our Board of Directors.

Mr. Burnham is one of the founders of Odyssey and served as Odyssey’s chief executive officer for almost ten years. Mr. Burnham has extensive experience in hospice operations as a founder and chief executive officer of Odyssey and previously as a regional officer with Vitas Healthcare, Inc. His understanding of all aspects of hospice operations and finance are invaluable to the Board of Directors.

James E. Buncher has served as one of our directors since December 2006. Mr. Buncher served as the Chief Executive Officer and a member of the board of directors of SafeGuard Health Enterprises, Inc., a dental and vision benefits company, from March 2000 through January 2008 when he retired. Mr. Buncher also served as the Chairman of the Board of SafeGuard Health Enterprises, Inc. from May 2004 until his retirement and before that was SafeGuard’s President from March 2000 to April 2004. Mr. Buncher was the President and Chief Executive Officer of Community Dental Services, Inc., a corporation operating dental practices in California, from October 1997 until July 1998, and was the President of the Health Plans Group of Value Health, Inc., a national specialty managed care company, from September 1995 to September 1997. Mr. Buncher served as a member of the board of directors of Horizon Health Corporation from August 1997 to May 31, 2007. Mr. Buncher is a member of the Audit Committee and the Nominating & Governance Committee of our Board of Directors.

Mr. Buncher’s experience as the chief executive officer of various health benefit companies brings a unique perspective to the Board of Directors in dealing with expense control, risk management and government regulation. In addition, Mr. Buncher has extensive experience in finance, accounting and corporate governance matters having served as a controller of a publicly-traded company and as the chief executive officer of two publicly traded companies and as a member of the board of directors of Horizon Health Corporation and SafeGuard Health Enterprises, Inc.

Robert A. Ortenzio has served as one of our directors since July 2006. Mr. Ortenzio is a co-founder and the Chief Executive Officer of Select Medical Corporation, a leading operator of specialty hospitals and outpatient rehabilitation clinics in the United States. Mr. Ortenzio has served as the Chief Executive Officer of Select Medical Corporation and as a member of its board of directors since September 2001. From February 1997 until September 2001, Mr. Ortenzio served as the President and Chief Operating Officer of Select Medical Corporation. Before co-founding Select Medical Corporation, Mr. Ortenzio held executive officer positions with various providers of specialty health care services. Mr. Ortenzio currently serves as a member of the board of directors of Select Medical Corporation and U.S. Oncology, an operator of cancer treatment and research networks. Mr. Ortenzio is a member of the Compensation Committee and the Nominating & Governance Committee of our Board of Directors.

Mr. Ortenzio has held numerous executive officer positions in the long-term care and specialty hospital industry and currently serves as the chief executive officer of one of the leading specialty hospital and outpatient rehabilitation clinics in the United States. He has extensive experience in facility-based health care operations and finance which provides a unique perspective to the Board of Directors.

Incumbent Directors

Class I Directors — Terms Expiring at the 2011 Annual Meeting

Name of Nominee	Age	Position

Paul J. Feldstein	76	Class I Director
Robert A. Lefton	53	President, Chief Executive Officer and Class I Director
Shawn S. Schabel	45	Class I Director

Paul J. Feldstein has served as one of our directors since May 2002. Professor Feldstein is a Professor and Robert Gumbiner Chair in Healthcare Management at the Paul Merage School of Business at the University of California, Irvine. Professor Feldstein has taught at the University of California, Irvine since July 1987, and at the University of Michigan from 1964 to 1987. During several leaves from the University, Professor Feldstein has worked at the Office of Management and Budget, Social Security Administration and the World Health Organization. Professor Feldstein previously served as a director of Province Healthcare Company, an operator of non-urban acute care hospitals, from May 2001 to April 2005. Professor Feldstein is a member of the Compensation Committee, the Compliance Committee and the Nominating & Governance Committee of our Board of Directors.

Professor Feldstein is a nationally known professor of health care economics and brings unique talents to the Board of Directors with his knowledge of health care economics and public policy from his work at the Office of Management and Budget, Social Security Administration and the World Health Organization.

Robert A. Lefton has served as our President, Chief Executive Officer and a director since October 2005. Prior to joining us, Mr. Lefton served as Vice President of Select Medical Corporation, a leading operator of specialty hospitals and outpatient rehabilitation clinics in the United States, from January 2005 until October 2005. Mr. Lefton co-founded and served as President and Chief Executive Officer of SemperCare, Inc., an operator of long-term acute care hospitals, from March 1999 until its purchase by Select Medical Corporation in January 2005. Prior to the formation of SemperCare, from November 1991 to March 1999, Mr. Lefton held several executive positions, including President and Chief Operating Officer, with Horizon Health Corporation, a contract manager of behavioral health services for acute care hospitals and employers and an owner of behavioral healthcare facilities. Mr. Lefton was elected to the board of directors of Horizon Health Corporation in January 2003 and served in such capacity until May 31, 2007.

Mr. Lefton’s day to day leadership, as our President and Chief Executive Officer, provides the Board of Directors with in depth knowledge of our operations.

Shawn S. Schabel has served as one our directors since July 2003. Mr. Schabel is President and Chief Operating Officer of Lincare Holdings Inc., a national provider of oxygen and other respiratory therapy services. Mr. Schabel has served in numerous management positions with Lincare since joining the company in 1989. He was named Senior Vice President in 1998 and in 2001 was also named Chief Operating Officer. In April 2003, he was promoted to President of Lincare. Mr. Schabel is a member of the Acquisitions Committee, the Compensation Committee and the Nominating & Governance Committee of our Board of Directors.

Mr. Schabel’s experience as the President and Chief Operating Officer of one of the largest providers of oxygen and respiratory therapy services provides the Board of Directors with unique insights on the operations of a national non-facility based provider of health care services. Mr. Schabel also has extensive experience in health care acquisitions and development.

Class II Directors — Terms Expiring at the 2012 Annual Meeting

Name of Director	Age	Position

John K. Carlyle	55	Class II Director
David W. Cross	63	Class II Director
David L. Steffy	66	Class II Director

John K. Carlyle has served as one of our directors since November 2001. Mr. Carlyle was the founder and Chief Executive Officer of Accuro Healthcare Solutions, Inc., a technology and business services company providing solutions to the healthcare provider marketplace. Mr. Carlyle served as the Chief Executive Officer of Accuro Healthcare Solutions, Inc. and as a member of its board of directors from August 2004 until June 2008 and as Chairman of its board of directors from January 2008 until June 2008. Mr. Carlyle was the founder of Magella Healthcare Corporation, a provider of neonatal and perinatal physician services, and served as its President and Chief Executive Officer from 1997 to 2001. Mr. Carlyle was a co-founder of Concentra Inc. (formerly OccuSystems, Inc.), a healthcare services and cost containment company in the occupational, auto and group healthcare markets, and from 1990 to 1997 he held various management positions with Concentra, Inc., including President, Chief Executive Officer and Chairman of the board of directors. From 1986 through 1990, Mr. Carlyle held various management positions with Medical Care International, Inc., an operator of outpatient surgery centers, most recently as Chief Financial Officer. Mr. Carlyle currently serves on the board of directors of Concentra, Inc. Mr. Carlyle is a member of the Acquisitions Committee, the Audit Committee and the Nominating & Governance Committee of our Board of Directors.

Mr. Carlyle has founded several health care companies in a wide variety of health care industries, from health care technology to physician practice management. Mr. Carlyle has extensive experience in health care operations, finance, acquisitions and development.

David W. Cross invested in Odyssey HealthCare, Inc. in 1995 and has served as one of our directors since February 1996. Mr. Cross is Executive Vice President and Chief Development Officer for Select Medical Corporation, a leading operator of specialty hospitals and outpatient rehabilitation clinics in the United States, since January 1999. He was co-founder of Intensiva Healthcare Corporation, a provider of highly specialized, acute long-term care services, and served as its President and Chief Executive Officer from May 1994 until its merger with Select Medical Corporation in December 1998. Mr. Cross was founder, President and Chief Executive Officer and a director of Advanced Rehabilitation Resources, Inc., a provider of outsourcing and management of comprehensive medical rehabilitation, subacute and outpatient therapy programs and contract therapy services, serving in each of these capacities from 1990 to 1993. Mr. Cross is a member of the Acquisitions Committee, the Audit Committee, the Compliance Committee and the Nominating & Governance Committee of our Board of Directors.

Mr. Cross’ experience in founding and operating several health care companies provides the Board of Directors with valuable experience in health care operations, finance and acquisitions. In addition, Mr. Cross’ role as the Chief Development Officer of Select Medical Corporation provides the Board of Directors with a unique knowledge of health care development, including certificate of need issues.

David L. Steffy invested in Odyssey HealthCare, Inc. in 1995 and has served as one of our directors since February 1996. He co-founded Intensiva Healthcare Corporation, a provider of highly specialized, acute long-term care services, and served as a director for Intensiva from May 1994 to December 1998. He co-founded Community Health Systems, Inc., a provider of general hospital healthcare services, in May 1985 and served as Vice Chairman until May 1996. Mr. Steffy served as a director for Province Healthcare Company, an operator of non-urban acute care hospitals, from August 1998 until May 2004. Mr. Steffy is an active investor in health care companies and currently serves on the board of governors of the National Hospice Foundation. Mr. Steffy is a member of the Audit Committee and the Nominating & Governance Committee of our Board of Directors.

Mr. Steffy has extensive experience in investing in a wide-variety of health care companies that provides a unique perspective on health care finance and strategy.

CORPORATE GOVERNANCE

Governance Practices

General

Our Board believes that adherence to sound corporate governance policies and practices is important in ensuring that we are governed and managed with the highest standards of responsibility, ethics and integrity and in the best interests of our stockholders. As a result, our Board has adopted key governance documents, including our Corporate Governance Guidelines, Corporate Code of Business Conduct and Ethics, Healthcare Compliance Program Standards of Conduct, Financial Code of Ethics, Related Party Transaction Policies and Procedures and committee charters, which are intended to reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others.

Copies of these documents are available on our website at http://www.odsyhealth.com under the “Investor Relations — Corporate Governance” captions and are also available in print, free of charge, to any stockholder who requests them.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines, which can be viewed on our website at http://www.odsyhealth.com under the “Investor Relations — Corporate Governance” captions by clicking on the link titled “Corporate Governance Guidelines” under the heading “Governance Documents.”

Among other things, the Corporate Governance Guidelines address the following matters:

•	director qualification standards,

•	director responsibilities,

•	board committees,

•	director access to management and independent advisors,

•	director compensation,

•	director orientation,

•	CEO evaluation and management succession, and

•	annual performance evaluations of our Board.

Corporate Code of Business Conduct and Ethics

Our Corporate Code of Business Conduct and Ethics, which is applicable to our directors, officers, employees and agents, can be viewed on our website at http://www.odsyhealth.com under the “Investor Relations — Corporate Governance” captions by clicking on the link titled “Corporate Code of Business Conduct and Ethics” under the heading “Compliance Documents.”

Any change to, or waiver from, our Corporate Code of Business Conduct and Ethics may be made only by our Board of Directors or, where permissible, a committee of the Board and will be disclosed as required by applicable securities laws and listing standards.

Our Board

Board Size; Director Independence

Our Board is currently composed of nine directors, of which three are currently seeking re-election at the Annual Meeting.

We believe that independent directors play a critical role in corporate governance and we are committed to ensuring that a majority of our directors are independent. Presently, seven of our nine directors are independent under the standards specified by The NASDAQ Stock Market, or NASDAQ. In particular, our Board of Directors has determined that each of Messrs. Buncher, Carlyle, Cross, Feldstein, Ortenzio, Schabel and Steffy meet the current independence requirements of NASDAQ and applicable rules and regulations of the SEC. In addition, our Board of Directors has determined that the members of our Audit Committee, Compensation Committee and Nominating & Governance Committee meet the current independence requirements of NASDAQ and applicable rules and regulations of the SEC. Messrs. Burnham and Lefton are the only directors who are also currently employees of Odyssey HealthCare.

All of our directors during fiscal 2009, other than Messrs. Burnham and Lefton, were non-employee directors. The NASDAQ “independence” criteria applicable to directors includes a requirement that a director not have been employed by the company or by any parent or subsidiary of the company during the past three years.

In confirming each director’s status as an independent director, our Board considered the following transactions and relationships:

•	We currently lease space in a facility owned by Select Medical Corporation for an inpatient hospice unit that we operate. During 2009 we paid Select Medical Corporation $271,359 for rent and purchased services in connection with this lease arrangement which expires on July 17, 2011, subject to our right to extend the term for an additional five years. Two members of our Board of Directors, Messrs. Cross and Ortenzio, are executive officers and stockholders of Select Medical Corporation. Neither Mr. Cross nor Mr. Ortenzio was involved in the negotiation of the lease agreement and neither of them derives any direct financial benefit from the lease arrangement. Our Board of Directors considered this arrangement when it evaluated the independence of Messrs. Cross and Ortenzio and determined that the arrangement did not affect their independence due to the transaction’s relative size in relation to each organization’s total net revenues, their lack of any direct financial benefit from or involvement in the arrangement and the arms-length terms of the arrangement.

•	On February 17, 2009 we entered into a sublease agreement and a purchased services agreement with a subsidiary of Select Medical Corporation, Select Specialty Hospital — Columbus, Inc., in connection with the lease of space for an inpatient hospice unit that we operate. The sublease agreement is for a term of five years, subject to a right to extend the term for two additional five year terms. The annual base rent is $200,000, subject to an annual adjustment equal to the lesser of (i) three percent or (ii) the annual increase in the consumer price index. We began paying rent to Select Specialty Hospital — Columbus, Inc. on December 2, 2009 and paid them $55,479 in 2009 for rent and purchased services in connection with this sublease arrangement. Two members of our Board of Directors, Messrs. Cross and Ortenzio, are executive officers and stockholders of Select Medical Corporation. Neither Mr. Cross nor

Mr. Ortenzio was involved in the negotiation of the sublease agreement and neither of them derives any direct financial benefit from the sublease arrangement. The Audit Committee of our Board of Directors determined under our Related Party Transaction Policies and Procedures that the arrangement did not affect the independence of either Messrs. Cross or Ortenzio due to the transaction’s relative size in relation to each organization’s total net revenues, their lack of any direct financial benefit from or involvement in the arrangement and the arms-length terms of the arrangement.

•	From time to time we purchase oxygen supplies and services from Lincare Holdings, Inc. During 2009 we paid Lincare Holdings, Inc. $72,013 for oxygen supplies and services. Mr. Schabel, a member of our Board of Directors, is an executive officer and stockholder of Lincare Holdings, Inc. Mr. Schabel is not involved in the negotiation of our purchases of oxygen supplies and services from Lincare Holdings, Inc. and does not derive any direct financial benefit from such purchases. Our Board of Directors considered this arrangement when it evaluated the independence of Mr. Schabel and determined that the purchases did not affect his independence due to the relative size of the amount of the purchases in relation to each organization’s total net revenues, Mr. Schabel’s lack of any direct financial benefit from or involvement in the transactions, and the arms-length terms of the transactions.

Meetings; Annual Meeting Attendance

Our Board held four meetings during the fiscal year ended December 31, 2009. In 2009 each director attended at least 75% of the total number of meetings held during the period in which he was a director and, except as disclosed below, at least 75% of the total number of meetings of all committees of the Board held during the period in which such director served as a member of the committee. Messrs. Cross and Ortenzio were unable to attend two of the four meetings of the Nominating and Governance Committee during 2009.

We have a policy that encourages all incumbent directors and director nominees to attend each annual meeting of stockholders. To encourage and facilitate director attendance at the annual meeting, our Board of Directors attempts to schedule a Board meeting on the same date as the annual meeting. In 2009, all of our directors attended the annual meeting of stockholders.

Standing Committees of our Board

Committee Composition

The following table lists our five Board committees and the directors who currently serve on them.

Nominating &
	Acquisition	Audit	Compensation	Compliance	Governance
Director Name	Committee	Committee	Committee	Committee	Committee

Richard R. Burnham	*			*
James E. Buncher		**			*
John K. Carlyle	*	*			*
David W. Cross	*	*		*	*
Paul J. Feldstein			*	**	*
Robert A. Lefton
Robert A. Ortenzio			**		*
Shawn S. Schabel	**		*		*
David L. Steffy		*			**

*	Member

**	Chairman

Acquisition Committee

The Acquisition Committee was established in 2004 and is comprised of Messrs. Burnham, Carlyle, Cross and Schabel. Mr. Schabel is Chairman of the Acquisition Committee. The function of the Acquisition

Committee is to evaluate and approve potential acquisitions of hospice programs. The role and other responsibilities of the Acquisition Committee are set forth in the Acquisition Committee Charter, which is available on our website at http://www.odsyhealth.com under the “Investor Relations — Corporate Governance” captions by clicking on the link titled “Acquisition Committee Charter” under the heading “Committee Charters.” The Acquisition Committee held one meeting during the year ended December 31, 2009.

Audit Committee

The Audit Committee is appointed by the Board of Directors to assist the Board with carrying out its duties. The primary functions of the Audit Committee are:

•	to oversee the quality and integrity of the financial statements and other financial information we provide to any governmental body or the public;

•	to oversee our compliance with legal and regulatory requirements with respect to the quality and integrity of the financial statements and other financial information that we provide to any governmental body or the public;

•	to oversee the independent auditors’ qualifications and independence;

•	to oversee the performance of our internal audit function and independent auditors;

•	to oversee our accounting and financial reporting processes and the audits of our financial statements;

•	to oversee our systems of internal controls regarding finance, accounting, legal compliance and ethics that our management and our Board have established;

•	to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and other auditing matters and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•	to provide an open avenue of communication among our independent auditors, financial and senior management, internal auditing department or outside auditors performing the internal audit function and our Board, always emphasizing that the independent auditors are accountable to the Audit Committee; and

•	to perform such other duties as are directed by our Board.

The Audit Committee’s role and other responsibilities are set forth in the Audit Committee Charter. The Audit Committee reviews the adequacy of the Audit Committee Charter annually and recommends any proposed changes to our Board for approval. The full text of the current Audit Committee Charter is available on our website at http://www.odsyhealth.com under the “Investor Relations — Corporate Governance” captions by clicking on the link titled “Audit Committee” under the heading “Committee Charters.”

The members of the Audit Committee are Messrs. Buncher, Carlyle, Cross and Steffy. Mr. Buncher is Chairman of the Audit Committee. The Board of Directors has determined that each of Messrs. Buncher, Carlyle, Cross and Steffy meet the current independence requirements of NASDAQ and applicable rules and regulations of the SEC. In addition, our Board has determined that each member of the Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board of Directors has determined that Mr. Buncher satisfies the requirements for an “audit committee financial expert” and has designated Mr. Buncher as our audit committee financial expert. Mr. Buncher served as the Chief Executive Officer and a member of the board of directors of Safeguard Health Enterprises, Inc. from March 2000 through February 2008 when he retired and has served as President or Chief Executive Officer of several other healthcare companies over the past thirteen years. The Audit Committee held eight meetings during the year ended December 31, 2009.

Compensation Committee

The Compensation Committee is comprised of Messrs. Feldstein, Ortenzio and Schabel. Mr. Ortenzio is Chairman of the Compensation Committee. Our Board has determined that Messrs. Feldstein, Ortenzio and Schabel meet the current independence requirements of NASDAQ and applicable rules and regulations of the SEC. The primary functions of the Compensation Committee are:

•	to review, evaluate and approve our agreements, plans, policies and programs to compensate our officers and directors;

•	to produce a report on executive compensation each year and to publish the report in our proxy statement for our annual meeting of stockholders and, if necessary or desired, in our Annual Report on Form 10-K;

•	to otherwise discharge our Board’s responsibilities relating to compensation of our directors and officers; and

•	to perform such other functions as our Board may assign to the Compensation Committee from time to time.

The Compensation Committee held four meetings during the year ended December 31, 2009. The role and other responsibilities of the Compensation Committee are set forth in the Compensation Committee Charter. The Compensation Committee reviews the adequacy of the Compensation Committee Charter annually and recommends any proposed changes to our Board for approval. The full text of the current Compensation Committee Charter is available on our website at http://www.odsyhealth.com under the “Investor Relations — Corporate Governance” captions by clicking on the link titled “Compensation Committee” under the heading “Committee Charters.”

Compliance Committee

The Compliance Committee is charged with representing our Board in the oversight and review of our internal regulatory compliance program. The Compliance Committee is comprised of Messrs. Burnham, Cross and Feldstein. Mr. Feldstein is Chairman of the Compliance Committee. The Compliance Committee held four meetings during the year ended December 31, 2009. The role and other responsibilities of the Compliance Committee are set forth in the Compliance Committee Charter, which is available on our website at http://www.odsyhealth.com under the “Investor Relations — Corporate Governance” captions by clicking on the link titled “Compliance Committee” under the heading “Committee Charters.”

Nominating & Governance Committee

The Nominating & Governance Committee (the “Nominating Committee”) is comprised of Messrs. Buncher, Carlyle, Cross, Feldstein, Ortenzio, Schabel and Steffy. Mr. Steffy is the Chairman of the Nominating Committee. The Board of Directors has determined that each of Messrs. Buncher, Carlyle, Cross, Feldstein, Ortenzio, Schabel and Steffy meet the current independence requirements of NASDAQ and applicable rules and regulations of the SEC. The primary functions of the Nominating Committee are:

•	to assist our Board by identifying individuals qualified to become members of our Board and to select, or recommend that our Board select, the director nominees for election at the annual meetings of stockholders or for appointment to fill vacancies;

•	to recommend to our Board director nominees for each committee of our Board;

•	to advise our Board about the appropriate composition of our Board and its committees;

•	to advise our Board about and recommend to our Board appropriate corporate governance practices and to assist our Board in implementing those practices;

•	to assist our Board in its annual review of the performance of our Board and its committees;

•	to assist our Board by developing a CEO succession plan; and

•	to perform such other functions as our Board may assign to the Nominating Committee from time to time.

The Nominating Committee held four meetings during the year ended December 31, 2009. The role and other responsibilities of the Nominating Committee are set forth in the Nominating & Governance Committee Charter, a current copy of which is available on our website at http://www.odsyhealth.com under the “Investor Relations — Corporate Governance” captions by clicking on the link titled “Nominating & Governance Committee” under the heading “Committee Charters.”

Director Nomination Process

General

The Nominating and Governance Committee evaluates candidates for director nominees taking into account factors it considers appropriate, including, but not limited to, diversity, skills and experience in the context of the Board of Directors’ needs, as well as, a prospective member’s independence. Although the Nominating and Governance Committee does not have a formal policy with respect to diversity our Corporate Governance Guidelines do specify that diversity should be considered when reviewing potential candidates. While our Corporate Governance Guidelines do not define diversity, the Nominating and Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant diversity of experience, knowledge, abilities and viewpoints that will allow the Board of Directors to fulfill its responsibilities. The Nominating and Governance Committee further believes that, at a minimum, all directors, as well as any nominee recommended by the Nominating and Governance Committee, should have (1) high personal and professional integrity, (2) the ability to read and understand basic financial statements, (3) the ability to exercise sound business judgment, (4) an understanding of our business and the industry in which we operate, (5) a commitment to enhancing stockholder value, and (6) the willingness and sufficient time to carry out their responsibilities as a member of the Board of Directors. In considering candidates for the Board of Directors, the Nominating and Governance Committee considers the entirety of each candidate’s credentials in the context of these basic standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board of Directors are also considered.

Director Qualifications

The Nominating & Governance Committee considers many factors when evaluating candidates for the Board of Directors. The Nominating Committee strives for our Board to be comprised of directors with diverse experiences and who represent the balanced interests of our stockholders as a whole. When identifying prospective director nominees, the Nominating Committee considers, among other things, the following:

•	the person’s integrity;

•	the person’s level of education and/or business experience;

•	the person’s understanding of our business and the healthcare industry;

•	the person’s strategic thinking ability and willingness to share ideas; and

•	the diversity of experience, expertise and background among the members of the Board of Directors.

In the case of directors being considered for re-election, the Nominating Committee also takes into account the director’s history of attendance at Board and committee meetings, the director’s tenure as a member of our Board and the director’s preparation for and participation at Board and committee meetings.

Director Nominations

The Nominating Committee generally identifies nominees based upon the recommendations of our independent directors, members of management and/or our stockholders. The Nominating Committee does not evaluate candidates differently based on who has made the recommendation. Also, the Nominating Committee has not established any specific minimum qualifications that must be met by a nominee for election to the Board of Directors.

If at any time the Nominating Committee or the Board of Directors determines that there may be a need to add or replace a director, the Nominating Committee meets to discuss the attributes of the desired candidate, such as relevant industry experience and technical background or expertise. Once these attributes are determined, the Nominating Committee determines the appropriate method to conduct a search. Qualified candidates are asked to conduct one or more personal interviews with appropriate members of the Nominating Committee. Approved candidates are extended invitations to join the Board. If a candidate accepts, he or she is formally nominated to our Board. Our Board then considers the nominee for appointment to the Board.

Submission of Stockholder Recommendations of Director Candidates to our Board

Although we have not adopted a formal process concerning stockholder recommendations of director candidates, the Nominating Committee will consider director candidate recommendations from stockholders. The Nominating Committee intends to review periodically whether a formal process should be adopted.

For each individual that a stockholder wishes to recommend as a director, the stockholder must provide the name of the individual and relevant personal information to the Nominating Committee, care of our Secretary, at Odyssey HealthCare, Inc., 717 N. Harwood Street, Suite 1500, Dallas, Texas 75201. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Candidate Recommendation.” The stockholder should deliver the director recommendation at least six months before the next annual meeting of stockholders to ensure the Nominating Committee has adequate time to consider the candidate.

In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at an annual meeting of stockholders. Please see “Additional Information — Stockholder Proposals for 2011 Annual Meeting of Stockholders” for more information on these nomination procedures.

Communications with our Board

The Nominating Committee adopted a formal process for stockholders to communicate with the Board of Directors. Stockholders may communicate with the Board of Directors by sending written communications to the Board of Directors, care of our corporate Secretary, to:

Corporate Secretary
Odyssey HealthCare, Inc.
717 N. Harwood Street, Suite 1500
Dallas, Texas 75201

The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board of Directors or only certain specified individual directors. The Secretary will make copies of all such letters received and circulate them to the appropriate director or directors.

The Nominating Committee may revise these procedures at any time. Until other procedures are developed and posted on our website at http://www.odsyhealth.com under the “Investor Relations — Corporate Governance” captions by clicking on the link titled “Director Candidate Recommendation Procedures and Stockholder Communications” under the heading “Governance Documents,” all communications to the Board of Directors should be mailed to the Board of Directors in accordance with the procedures described above.

Code of Ethics

Our Financial Code of Ethics is applicable to our Chief Executive Officer, Chief Financial Officer, Controller and other senior financial officers. Our Corporate Code of Business Conduct and Ethics is

applicable to all our employees and members of our Board. The Financial Code of Ethics and the Corporate Code of Business Conduct and Ethics are available on our website at http://www.odsyhealth.com under the “Investor Relations — Corporate Governance” captions by clicking on the link titled “Financial Code of Ethics” under the heading “Governance Documents” and by clicking on the link titled “Corporate Code of Business Conduct and Ethics” under the heading “Compliance Documents,” respectively. We will post on our website any amendment to, or waiver from, a provision of the Financial Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer, principal accounting officer, controller or persons performing similar functions and that relates to any of the following elements of the Financial Code of Ethics: honest and ethical conduct; disclosure in reports or documents filed with the SEC and other public communications; compliance with applicable laws, rules and regulations; prompt internal reporting of code violations; and accountability for adherence to the code.

Board Leadership Structure

The Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee Directors or be an employee. The Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its stockholders.

Currently, Mr. Burnham serves as the Chairman of the Board and Mr. Lefton serves as a Director and Chief Executive Officer. The Board of Directors believes this is the most appropriate structure for the Company at this time because it makes the best use of Mr. Burnham’s skills and experience as one of the founders of the Company.

Board’s Roll in Risk Oversight

Management is responsible for the day-to-day management of the risks the Company faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. The Board of Directors regularly reviews information regarding the Company’s liquidity and operations as well as the risks associated with each. The Board of Directors also holds strategic planning sessions with senior management to discuss strategy, key challenges and risks and opportunities for the Company.

While the Board of Directors is ultimately responsible for risk oversight, the Board of Directors’ committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas. For example, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting and internal controls. Pursuant to its charter, the Audit Committee is also responsible for reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management. In addition, the Audit Committee reviews and discusses with management the Company’s major risk exposures and the process used to manage those exposures that could have a material effect on the Company’s financial statements. The Compliance Committee is responsible for overseeing the Company’s regulatory risks, specifically, health care compliance risks and meets at least quarterly with management, including the Company’s Chief Compliance Officer and Senior Vice President, Clinical and Regulatory Affairs, to discuss various compliance issues. The Compensation Committee is responsible for management of risks relating to the Company’s compensation program and policies and assesses the Company’s effectiveness at linking pay to performance as well as aligning the interests of executives and other employees with those of the Company’s stockholders. The Nominating and Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure and succession planning for directors and executive officers, as well as other areas of corporate governance. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and management presentations about such risks.

DIRECTOR COMPENSATION

The Board, upon recommendation of the Compensation Committee, approves annual compensation for directors. Directors who are also our officers or employees do not receive compensation for their services as directors. We use a combination of cash-and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board.

Cash Compensation

For 2009, directors received the following cash compensation:

•	Each non-employee director received an annual retainer of $50,000, paid in a lump sum following the 2009 annual stockholders’ meeting.

•	The chairman of each committee of the Board, in addition to the compensation described above, received the compensation listed below, paid in a lump sum following the 2009 annual stockholders’ meeting:

Audit Committee Chairman — $8,000 per year.

Compensation Committee Chairman — $5,000 per year.

Chairmen of all other committees — $3,000 per year.

No meeting fees were paid to directors.

Equity Compensation

In addition, each non-employee director received 4,500 shares of restricted stock on May 8, 2009. The restrictions on the restricted stock will lapse on May 8, 2010. Unvested restricted stock granted to non-employee directors will be forfeited if the director ceases to serve as a director for any reason. Upon a change in control, the vesting of all restricted shares will accelerate automatically.

Director Compensation Table

The table below summarizes the compensation paid to or earned by directors for the fiscal year ended December 31, 2009.

			All Other
	Fees Earned or Paid	Stock Awards	Compensation
Name	in Cash ($)(2)	($)(3)(4)*(5)	($)(6)*	Total ($)

James E. Buncher	$58,000	$48,240	$0	$106,240
John K. Carlyle	$50,000	$48,240	$0	$98,240
David W. Cross	$50,000	$48,240	$0	$98,240
Paul J. Feldstein	$53,000	$48,240	$0	$101,240
Robert A. Ortenzio	$55,000	$48,240	$0	$103,240
Shawn S. Schabel	$53,000	$48,240	$0	$101,240
David L. Steffy	$53,000	$48,240	$0	$101,240
Richard R. Burnham(1)	$67,639	$48,240	$3,602	$119,481

(1)	Richard R. Burnham is our employee and Chairman of the Board. Mr. Burnham did not receive any compensation for his services as a director in 2009. Mr. Burnham did, however, receive compensation for services as an employee, but since Mr. Burnham is not an executive officer, his compensation is not included in the Summary Compensation Table. His compensation for services as an employee in 2009, computed utilizing the principles applicable to the Named Executive Officers set forth in the Summary Compensation Table, is reflected in the Director Compensation Table. The value shown for stock awards relates to restricted stock awards granted in 2009 and represents the aggregate grant date fair value computed in accordance with the Financial Advisory Standards Board Accounting Standards Codification Topic 718

(“FASB ASC Topic 718”) (formerly the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 Share Based Payment (“SFAS 123R”)). The grant date fair value of the stock awarded on May 8, 2009 was computed based upon the closing price of our common stock in the amount of $10.72 as of May 8, 2009. Assumptions used in the calculation of these amounts are included in Notes 2 and 6 to our audited financial statements for the fiscal year ended December 31, 2009 included in our Annual Report on Form 10-K filed with the SEC on March 10, 2010. Aggregate stock awards outstanding for Mr. Burnham as of December 31, 2009 are 4,500 shares of restricted stock. There are 238,818 option awards outstanding for Mr. Burnham as of December 31, 2009.

(2)	Represents fees earned or paid in cash for services as a director during 2009, including the cash portion of the annual retainer fee and committee chairmanship fees.

(3)	Represents the aggregate grant date fair value of restricted stock awards granted during 2009 in accordance with FASB ASC Topic 718; assumptions described in footnote 1 above apply to these values as well.

(4)	Aggregate stock awards outstanding for each non-employee director as of December 31, 2009 are 4,500 shares of restricted stock for each of Messrs. Buncher, Carlyle, Cross, Feldstein, Ortenzio, Schabel and Steffy.

(5)	No options were granted during 2009. Aggregate option awards outstanding for each non-employee director as of December 31, 2009 are as follows: 34,885 options for Mr. Carlyle, 43,322 options for Mr. Steffy, 26,448 options for Mr. Cross, 66,448 options for Mr. Feldstein, 65,148 options for Mr. Schabel, 20,000 options for Mr. Ortenzio and 20,000 options for Mr. Buncher.

(6)	Represents a $3,602 gross up for taxes provided to Mr. Burnham for taxes accruing on his health insurance.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2009, the following persons served as members of the Compensation Committee: Messrs. Feldstein, Ortenzio and Schabel. None of the members of our Compensation Committee during 2009 was an officer or employee or former officer or employee of Odyssey HealthCare, Inc. or any of its subsidiaries. None of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any other company during the year ended December 31, 2009.

Messrs. Cross and Ortenzio are executive officers and stockholders of Select Medical Corporation. We currently lease space in a facility owned by Select Medical Corporation for an inpatient hospice unit that we operate. During 2009 we paid Select Medical Corporation $271,359 for rent and purchased services in connection with this lease arrangement. We also sublease space from a subsidiary of Select Medical Corporation, Select Specialty Hospital — Columbus, Inc., for an inpatient hospice unit that we operate. During 2009, we paid Select Specialty Hospital — Columbus, Inc., $55,479 for rent and purchased services in connection with this sublease agreement. Neither Mr. Cross nor Mr. Ortenzio was involved in the negotiation of the lease or sublease agreements and neither of them derives any direct financial benefit from the lease and sublease arrangements.

TRANSACTIONS WITH RELATED PERSONS

Transactions and Agreements

Lease and Sublease with Select Medical Corporation

We currently lease space in a facility owned by Select Medical Corporation for an inpatient hospice unit that we operate. During 2009 we paid Select Medical Corporation $271,359 for rent and purchased services in connection with this lease arrangement which expires on July 17, 2011, subject to our right to extend the term for an additional five years. Two members of our Board of Directors, Messrs. Cross and Ortenzio, are executive officers and stockholders of Select Medical Corporation. Neither Mr. Cross nor Mr. Ortenzio was involved in the negotiation of the lease agreement and neither of them derives any direct financial benefit from the lease arrangement. Our Board of Directors considered this arrangement when it evaluated the independence of Messrs. Cross and Ortenzio and determined that the arrangement did not affect their independence due to the transaction’s relative size in relation to each organization’s total net revenues, their lack of any direct financial benefit from or involvement in the arrangement and the arms-length terms of the arrangement.

On February 17, 2009 we entered into a sublease agreement and a purchased services agreement with a subsidiary of Select Medical Corporation, Select Specialty Hospital — Columbus, Inc., in connection with the lease of space for a hospice unit that we operate. The sublease agreement is for a term of five years, subject to a right to extend the term for two additional five year terms. The annual base rent is $200,000, subject to an annual adjustment equal to the lesser of (i) three percent or (ii) the annual increase in the consumer price index. We began paying rent to Select Specialty Hospital — Columbus, Inc. on December 2, 2009 and paid them $55,479 in 2009 for rent and purchased services in connection with this sublease arrangement. Two members of our Board of Directors, Messrs. Cross and Ortenzio, are executive officers and stockholders of Select Medical Corporation. Neither Mr. Cross nor Mr. Ortenzio was involved in the negotiation of the sublease agreement and neither of them derives any direct financial benefit from the sublease arrangement. The Audit Committee of our Board of Directors determined under our Related Party Transaction Policies and Procedures that the arrangement did not affect the independence of either Messrs. Cross or Ortenzio due to the transaction’s relative size in relation to each organization’s total net revenues, their lack of any direct financial benefit from or involvement in the arrangement and the arms-length terms of the arrangement.

Purchases from Lincare Holdings, Inc.

From time to time we purchase oxygen supplies and services from Lincare Holdings, Inc. During 2009 we paid Lincare Holdings, Inc. $72,013 for oxygen supplies and services. Mr. Schabel, a member of our Board of Directors, is an executive officer and stockholder of Lincare Holdings, Inc. Mr. Schabel is not involved in the negotiation of our purchases of oxygen supplies and services from Lincare Holdings, Inc. and does not derive any direct financial benefit from such purchases. Our Board of Directors considered this arrangement when it evaluated the independence of Mr. Schabel and determined that the purchases did not affect his independence due to the relative size of the amount of the purchases in relation to each organization’s total net revenues, Mr. Schabel’s lack of any direct financial benefit from or involvement in the transactions, and the arms-length terms of the transactions.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. Under these agreements, we are obligated to indemnify our directors and officers to the fullest extent permitted under the Delaware General Corporation Law for expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by them in any action or proceeding arising out of their services as a director or officer. We believe that these agreements are helpful in attracting and retaining qualified directors and officers.

Policies and Procedures

Under the rules of the Securities and Exchange Commission, public issuers such as us must disclose certain transactions with related persons. These are transactions in which we are a participant where the amount involved exceeds $120,000, and a member of our Board of Directors, an executive officer or a holder of more than 5% of our common stock has a direct or indirect material interest.

In 2007 we adopted a written policy entitled Related Party Transaction Policies and Procedures that requires each member of our Board of Directors or executive officer involved in such a transaction to notify the Audit Committee of our Board of Directors of each such transaction and seek approval of the Audit Committee.

In determining whether to approve such a transaction, the Audit Committee considers the following factors, among others, to the extent relevant to the transaction being considered:

•	whether the terms of the transaction would be fair to us and would be on the same basis as would apply if the transaction did not involve a related person;

•	whether the transaction would impair the independence of an outside director; and

•	whether the transaction would present an improper conflict of interest for any of our directors or executive officers, taking into account the size of the transaction, the direct or indirect nature of the director’s, executive officer’s or other related person’s interest in the transaction, and any other factors the Audit Committee deems relevant.

A transaction with a related person entered into without the Audit Committee’s pre-approval will not violate this policy, or be invalid or unenforceable, so long as the transaction is brought to the attention of the Audit Committee as promptly as reasonably practical after it is entered into or after it becomes reasonably apparent that the transaction is covered by this policy.

The sublease agreement and purchased services agreement we entered into with a subsidiary of Select Medical Corporation, Select Specialty Hospital — Columbus, Inc., constitute transactions with a related party and required the approval of the Audit Committee. The Audit Committee approved the proposed sublease agreement and purchased services agreement on February 13, 2009.

STOCK OWNERSHIP MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock, to file reports of ownership on Form 3 and changes in ownership on Forms 4 and 5 with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish us with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on our review of copies of such reports furnished to us and written representations that no other reports were required, all of our directors, executive officers and 10% stockholders complied with the reporting requirements of Section 16(a) for all transactions which occurred in 2009.

Security Ownership of Principal Stockholders and Management

The following table sets forth as of March 18, 2010 certain information regarding the amount of our common stock beneficially owned (as defined by the Securities and Exchange Commission’s rules and regulations) by:

•	each person known to us to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each of our Named Executive Officers listed in the Summary Compensation Table on page 35; and

•	all current executive officers and directors as a group.

Unless otherwise indicated, all stockholders set forth below have our same principal business address.

We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated, to our knowledge, the persons included in this table have sole voting and investment power with respect to all the shares of our common stock beneficially owned by them, subject to applicable community property laws. The number of shares beneficially owned by a person includes shares of common stock that are subject to stock options or warrants that are either currently exercisable or exercisable within 60 days after the record date. These shares are also deemed outstanding for the purpose of computing the percentage of outstanding shares owned by the person. These shares are not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person. On the record date, there were 33,545,656 shares of common stock outstanding.

	Shares Beneficially	Percent of
Name of Beneficial Owner	Owned	Class

Lord, Abbett & Co. LLC(1)	2,951,771	8.8%
BlackRock, Inc.(2)	2,779,875	8.3%
Integrated Core Strategies (US) LLC(3)	2,094,538	6.2%
R. Dirk Allison(4)	88,587	*
Brenda A. Belger(5)	162,653	*
W. Bradley Bickham(6)	42,591	*
James E. Buncher(7)	32,500	*
Richard R. Burnham(8)	435,210	1.3%
John K. Carlyle(9)	30,545	*
David W. Cross(10)	56,948	*
Paul J. Feldstein(11)	73,948	*
Craig P. Goguen(12)	146,873	*
Robert A. Lefton(13)	108,432	*
Robert A. Ortenzio(14)	32,500	*
Shawn S. Schabel(15)	77,648	*
David L. Steffy(16)	250,788	*
Current Directors and Executive Officers as a Group (15 persons)	1,548,606	4.5%

*	Represents beneficial ownership of less than 1%

(1)	Based on information contained in Amendment No. 3 to Schedule 13G filed with the SEC on February 12, 2010, filed by Lord, Abbett & Co. LLC whose address is 90 Hudson Street, Jersey City, New Jersey 07302. Lord, Abbett & Co. LLC has sole voting power with respect to 2,580,719 shares and does not have shared voting power over any shares. Lord, Abbett & Co. LLC has sole investment power over all 2,951,771 shares.

(2)	Based on information contained in Schedule 13G filed with the SEC on January 29, 2010, filed by BlackRock, Inc. whose address is 40 East 52nd Street, New York, NY 10022. BlackRock has sole voting power and sole investment power with respect to all 2,779,875 shares.

(3)	Based on information contained in Amendment No. 7 to Schedule 13D filed with the SEC on March 15, 2010, filed by Integrated Core Strategies (US) LLC, Millenco LLC, Cognizant Holdings, Ltd., Millennium International Management LP, Millennium International Management GP LLC, Millennium Management LLC, and Israel A. Englander. The address for each of the foregoing entities and Mr. Englander is 666 Fifth Avenue, New York, New York 10103. Each of Integrated Core Strategies (US) LLC, Millennium Management LLC, and Mr. Englander has shared voting power and shared investment power with respect to all 2,094,538 shares. Millennium Management LLC is the general partner of the managing member of Integrated Core Strategies (US) LLC. Mr. Englander is the managing member of Millennium Management LLC. On March 30, 2010, Integrated Core Strategies (US) LLC, Millennium Management LLC, and Israel A. Englander filed an amendment to Schedule 13D with the SEC reporting that they have shared voting power and shared investment power with respect to 1,591,439 shares and that as of March 29, 2010 they beneficially own less than 5% of our common stock.

(4)	Consists of 88,587 shares held of record.

(5)	Consists of (i) 5,778 shares held of record and (ii) 156,875 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the record date.

(6)	Consists of 42,591 shares held of record.

(7)	Consists of (i) 12,500 shares held of record of which 4,500 are unvested shares of restricted stock which cannot be disposed of until the restrictions on the shares lapse and (ii) 20,000 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the record date.

(8)	Consists of (i) 196,392 shares held of record jointly with his wife of which 4,500 are unvested shares of restricted stock which cannot be disposed of until the restrictions on the shares lapse and (ii) 238,818 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the record date.

(9)	Consists of (i) 12,500 shares held of record of which 4,500 are unvested shares of restricted stock which cannot be disposed of until the restrictions on the shares lapse and (ii) 18,045 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the record date.

(10)	Consists of (i) 1,125 shares held of record by spouse, (ii) 29,375 shares held of record of which 4,500 are unvested shares of restricted stock which cannot be disposed of until the restrictions on the shares lapse and (ii) 26,448 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the record date.

(11)	Consists of (i) 12,500 shares held of record of which 4,500 are unvested shares of restricted stock which cannot be disposed of until the restrictions on the shares lapse and (ii) 61,448 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the record date.

(12)	Consists of (i) 34,373 shares held of record and (ii) 112,500 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the record date.

(13)	Consists of 108,432 shares held of record.

(14)	Consists of (i) 12,500 shares held of record of which 4,500 are unvested shares of restricted stock which cannot be disposed of until the restrictions on the shares lapse and (ii) 20,000 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the record date.

(15)	Consists of (i) 12,500 shares held of record of which 4,500 are unvested shares of restricted stock which cannot be disposed of until the restrictions on the shares lapse and (ii) 65,148 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the record date.

(16)	Consists of (i) 170,650 shares held of record by The Steffy Family Trust, a revocable grantor trust established by Mr. Steffy and his spouse, (ii) 36,816 shares held of record of which 4,500 are unvested shares of restricted stock which cannot be disposed of until the restrictions on the shares lapse and (ii) 43,322 shares issuable upon exercise of stock options that have already vested or will vest within 60 days following the record date.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and titles of our current executive officers.

Name of Officer	Age	Position

Robert A. Lefton	53	President, Chief Executive Officer and Class I Director
R. Dirk Allison	54	Senior Vice President, Chief Financial Officer, Assistant Secretary and Treasurer
Craig P. Goguen	41	Senior Vice President and Chief Operating Officer
Brenda A. Belger	55	Senior Vice President, Human Resources
Sally A. Parnell	54	Senior Vice President, Clinical and Regulatory Affairs
W. Bradley Bickham	47	Senior Vice President, Secretary and General Counsel
Frank W. Anastasio	64	Senior Vice President, Sales and Marketing

Robert A. Lefton’s biographical information may be found on page 10 of this proxy statement.

R. Dirk Allison joined us in October 2006 as Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary. From July 2006 until October 2006, Mr. Allison served as Executive Vice President and Chief Financial Officer of Omniflight, Inc., an operator of aviation support services to the healthcare industry. Mr. Allison served as Executive Vice President and Chief Financial Officer of Ardent Health Services LLC, an operator of acute care and behavioral care hospitals, from December 2003 until June 2006. From October 1999 until November 2003, Mr. Allison served as Executive Vice President, Chief Financial Officer and Treasurer of Renal Care Group, Inc., an operator of dialysis centers.

Craig P. Goguen joined us in August 2007 as Senior Vice President and Chief Operating Officer. Mr. Goguen served as a Division Vice President of DaVita, Inc., a national provider of renal dialysis services, from 2000 to August of 2007. Prior to serving as a Division Vice President, Mr. Goguen served as a Director of Operation and Business Development for DaVita from 1997 to 2000.

Brenda A. Belger joined us as Vice President, Human Resources in April 1997 and was promoted to Senior Vice President, Human Resources in December 2001. Ms. Belger served as Director of Human Resources for Morven Partners, L.P., a manufacturer of food products, from July 1994 to April 1997.

Sally A. Parnell joined us as Senior Vice President, Clinical and Regulatory Affairs in January 2009. From July 2008 to January 2009, Ms. Parnell served as the Chief Clinical Quality Officer of GlobalREHAB, an operator of inpatient rehabilitation hospitals, and from August 2007 to July 2008, Ms. Parnell was a Regional Clinical Director of Odyssey. Ms. Parnell served as the Vice President of Quality at Select Medical Corporation, a leading operator of specialty hospitals and outpatient rehabilitation clinics in the United States, from January 2005 to March 2007, and as the Chief Clinical Officer of SemperCare, Inc., an operator of long-term acute care hospitals, from April 1999 to December 2004.

W. Bradley Bickham joined us as Vice President and General Counsel in June 2003 and was appointed Secretary in January 2004. Mr. Bickham was promoted to Senior Vice President on February 28, 2007. Mr. Bickham was an attorney with the law firm of Vinson & Elkins L.L.P. from June 1998 until May 2003.

Frank W. Anastasio joined us in April of 2006 as the Northeast Regional Vice President and was promoted to Senior Vice President, Sales and Marketing in March 2008. From May 2005 through March 2006, Mr. Anastasio was an independent consultant focused primarily on sales training and census remediation for long term care facilities. Mr. Anastasio served as Executive Vice President and Chief Operating Officer for Health Essentials/Patrion, a geriatric physician practice management company, from August 2002 through May 2005. Prior to serving as Executive Vice President and Chief Operating Officer, Mr. Anastasio served as Senior Vice President of Operations for Health Essentials/Patrion from December 2000 through July 2002. Prior to joining Health Essentials/Patrion, Mr. Anastasio held a variety of positions with Vencor, Inc./Kindred Healthcare from August 1988 until November 1999, serving as the National Director of Operations from (1988-1990), National Director of Patient Referrals (1990-1992), Regional Vice President of Operations (1992-1995), Group Vice President of Ancillary Services (1996-1998), and President of Ancillary Services Division (1998-1999).

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee of the Board is responsible for establishing, implementing and monitoring adherence with our compensation philosophy. The Compensation Committee ensures that the total compensation paid to our executive officers is fair, reasonable and competitive. Throughout this proxy statement, the individuals who served as our Chief Executive Officer and Chief Financial Officer during 2009, as well as the other individuals included in the Summary Compensation Table on page 35, are referred to as the “Named Executive Officers.”

Compensation Philosophy and Objectives

The Compensation Committee regards as fundamental that executive officer compensation be structured to provide competitive base salaries and benefits to attract and retain superior employees and to provide short- and long-term incentive compensation to incentivize executive officers to attain, and to reward executive officers for attaining, established financial goals that are consistent with increasing stockholder value. The Compensation Committee uses a combination of cash bonuses and equity-based awards as key components in the short- and long-term incentive compensation arrangements for executive officers, including the Named Executive Officers. The Compensation Committee also believes that long-term incentive compensation should include a retention element as well as a performance element, with the performance element being the larger component.

The Compensation Committee’s goal is to maintain compensation programs that sustain our ability to attract and retain accomplished, talented individuals within our industry. Each year, the Compensation Committee reviews the executive compensation program with respect to the external competitiveness of the program, the link between executive compensation and the creation of stockholder value, and determines what changes, if any, are appropriate.

In determining the form and amount of compensation payable to the Named Executive Officers, the Compensation Committee is guided by the following objectives and principles:

•	Compensation levels should be sufficiently competitive to attract and retain key executives. We seek to ensure that our executive compensation program attracts, motivates and retains high performance talent and rewards them for us achieving and maintaining a competitive position in our industry. Total compensation (i.e., maximum achievable compensation) should increase with position and responsibility.

•	Compensation should relate directly to performance, and incentive compensation should constitute a substantial portion of total compensation. We aim to foster a pay-for-performance culture, with a significant portion of total compensation being contingent upon the attainment of certain performance goals. Accordingly, a substantial portion of total compensation should be tied to and vary with our financial, operational and strategic performance, as well as individual performance. Executives with greater roles in our management and the ability to directly impact our strategic goals and long-term results should bear a greater proportion of the risk if these goals and results are not achieved, and should not be rewarded for poor performance.

•	Long-term incentive compensation should align executives’ interests with our stockholders. Awards of equity-based compensation encourage executives to focus on our long-term growth and prospects, and incentivize executives to manage us from the perspective of stockholders with a meaningful stake in us, as well as to focus on long-term career orientation.

Our executive compensation program is designed to reward the achievement of our goals regarding growth, productivity and the success of our employees. These goals include:

•	Recruiting, motivating and exhibiting leadership that aligns employees’ interests with that of our stockholders;

•	Developing and maintaining a profound and dynamic grasp of the aggressive environment in which we work and positioning us as a competitive force within our industry;

•	Developing business models and systems that seek out strategic opportunities, which benefit both us and our stockholders; and

•	Implementing a culture of compliance and unwavering commitment to operate our business with the highest standards of professional conduct and compliance.

Compensation Committee Practices and Procedures

The Compensation Committee determines and reviews the value and forms of compensation for the Named Executive Officers and other executive officers based on various factors, including: (i) the Compensation Committee members’ knowledge and experience of the health care industry, (ii) the proxy statement and market compensation information for companies that we consider part of our peer group, and (iii) periodic reviews and analyses from human resource consulting firms retained by, and which report directly to, the Compensation Committee. These factors, along with any other factors the Compensation Committee may deem appropriate to utilize for compensation decisions, are not used in any formula nor given any specific weight, but are instead used as guidelines during the Compensation Committee’s subjective review for the year in question.

The Board has delegated to the Compensation Committee all necessary authority for the Compensation Committee to fulfill its purposes. The Compensation Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate. In particular, the Compensation Committee may delegate the approval of award grants and other transactions and other responsibilities regarding the administration of compensatory programs to a subcommittee consisting solely of members of the Compensation Committee who are (i) “Non Employee Directors” for the purposes of Rule 16b-3 and/or (ii) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code (“Tax Code”). In 2009, the Compensation Committee did not utilize special subcommittees for the purpose of either determining compensation issues or awarding equity compensation; all compensation decisions and grants remained solely the prerogative of the full Compensation Committee. The Compensation Committee may meet as often as it deems necessary or appropriate, and held four meetings in 2009.

Role of Executive Officers in Compensation Decisions

The Compensation Committee makes the final compensation decisions for all executive officers, including the Named Executive Officers.

The Chief Executive Officer annually reviews the performance of each executive officer (other than the Chief Executive Officer whose performance is reviewed solely by the Compensation Committee). Based on these annual reviews, the Chief Executive Officer makes recommendations to the Compensation Committee with respect to annual base salary adjustments and short-term and long-term incentive compensation awards for such executive officers. The Compensation Committee then reviews these recommendations and exercises its discretion in determining whether to accept such recommendations or to modify such recommendations as it deems appropriate.

The Compensation Committee actively considers, and has the ultimate authority for approving, recommendations made by the Chief Executive Officer regarding all equity awards to our employees, and such recommendations are given much weight in the Compensation Committee’s deliberations. Our Chief Executive Officer makes the sole determination, however, over the non-equity compensation of any employees who are not also executive officers.

Setting Executive Compensation

Based on the foregoing compensation philosophy, the Compensation Committee has structured our annual, short- and long-term compensation to motivate executives to achieve the financial performance objectives we set and to incentivize the executives to achieve and exceed, and to reward the executives for achieving and exceeding, such objectives. To assist the Compensation Committee in developing and refining our executive officer compensation, the Compensation Committee periodically engages the services of human resource consulting firms who compile relevant market data based on published surveys of executive compensation in the health services industry, and provide the Compensation Committee with options to consider when making compensation decisions for our executives, including the Named Executive Officers.

The Compensation Committee does not believe that it is appropriate to establish compensation levels based exclusively or even primarily on benchmarking to our publicly-traded peers. The Compensation

Committee looks to external market data as a reference point in reviewing and establishing individual pay components and total compensation and ensuring that our executive compensation is competitive in the marketplace, but believes that the individual performance of our executives and our success as a company are more appropriate focus points when making compensation decisions.

The Compensation Committee annually determines targeted total compensation levels, as well as the individual pay components of the Named Executive Officers. In connection with its review and development of our executive officer compensation structure, the Compensation Committee at times engages various outside human resources consulting firms to conduct a review of its total compensation program for the Chief Executive Officer and other executive officers. For 2007 the Compensation Committee consulted with Mercer Human Resources Consulting to review the competitiveness of the Company’s executive compensation program. The Compensation Committee utilized the review by Mercer Human Resources Consulting as a guide to establish the base salary and short- and long-term incentive compensation for each executive officer for 2007. During the fourth quarter of 2007 the Compensation Committee engaged Longnecker & Associates to assist in designing a new long-term compensation plan for 2008, which was utilized by the Compensation Committee when making incentive compensation awards for 2008. The Compensation Committee determined that it was unnecessary to engage a firm to review our executive officer base salaries and short-term incentive compensation for the 2008 year and instead conducted an internal review based on our historical compensation practices, individual performance of each of the Named Executive Officers, the peer information we received from Mercer Human Resources Consulting for 2007, as well as trends we are seeing within our industry, as found in publicly available securities filings and surveys of various publicly-traded health care companies; however, we did not utilize a formal list of peer companies to use for comparison purposes nor did we use the peer company data for any year as a benchmark in setting compensation levels for our executives. The data we compiled and reviewed regarding our peer companies was merely one of several factors, including individual performance and our overall performance, that the Compensation Committee utilized when making decisions regarding our executive officers, including the Named Executive Officers, compensation packages. For 2009 the Compensation Committee also concluded that an internal review substantially similar to that conducted prior to the determination of the 2008 year compensation packages would be sufficient for the determination of adjustments, if any, that were warranted for annual base salaries, and the policies regarding our short- and long-term incentive compensation programs for 2008 should continue to be utilized for 2009. For 2010 the Compensation Committee determined, based on the recommendation of the Chief Executive Officer, that base salaries for all executive officers, including the Named Executive Officers, should be frozen at 2009 levels, because of a lower than expected increase in Medicare hospice payment rates on October 1, 2009.

A significant percentage of total compensation is allocated to incentives as a result of the compensation philosophy discussed above. We have no pre-established policy or target for the allocation between either cash and non-cash or short- and long-term incentive compensation. With respect to both short- and long-term incentive compensation, the Compensation Committee strives to provide executive officers with a target total compensation package which, when our financial objectives are met, is equitable to both the executives and our stockholders in light of the individual performance that the applicable executive has provided to us during the year in question. In the event we significantly exceed our financial objectives in any given year, the Compensation Committee strives to provide a maximum total compensation package that remains appropriate in light of both the executive’s individual performance and compensation trends we see throughout our industry. The Compensation Committee feels that our executive officers are highly competent individuals and that their skill level should be rewarded accordingly in the event the aggressive maximum performance incentives established by the Compensation Committee are fully attained in order to better help motivate them to execute their responsibilities in ways that will further increase the value of our stockholders’ interests, as well as our company as a whole.

In making determinations with regard to total compensation for 2009, the Compensation Committee reviewed and considered: (1) recommendations of the Chief Executive Officer, based on individual responsibilities and performance, (2) historical compensation levels for each Named Executive Officer, (3) our overall financial performance in light of industry conditions and our future objectives and challenges, and (4) overall effectiveness of the executive compensation program.

2009 Executive Officer Compensation Components

For the year ended December 31, 2009, the principal components of compensation for the Named Executive Officers were:

•	base salary;

•	performance-based incentive compensation, including both short-term cash incentive compensation and long-term equity incentive compensation;

•	retirement and other benefits; and

•	perquisites and other personal benefits.

Base Salary

We provide our Named Executive Officers and other employees with a base salary to compensate them for services rendered during the year. Base salary ranges for Named Executive Officers have historically been determined for each executive officer based on his or her position and level of responsibility and his or her actual performance during the preceding year, as well as looking at past performance where applicable. Base salaries are typically evaluated annually in the fourth quarter of each year with any changes in base salary effective as of January 1st of the following year. Annual adjustments in base salaries for executive officers typically range from 0 to 5 percent per year based on the Compensation Committee’s review described below. Merit-based increases to base salaries for executive officers are based on the Compensation Committee’s assessment of the individual’s performance during the preceding year and may merit increases that exceed our typical cap of 5 percent in exceptional circumstances. The Compensation Committee also takes into consideration the Chief Executive Officer’s recommendations regarding the other executive officer’s performance when determining base salaries for the other executive officers.

In 2009, the Compensation Committee determined that more substantial increases, as compared to 2008, were warranted regarding the base salaries of the Named Executive Officers, due to (i) a review of publicly filed information of other similar publicly-traded health care companies, (ii) the significant increase in the size and scope of our operations following the acquisition of VistaCare, which increased our net patient service revenues and number of employees by approximately 50%, and (iii) the successful integration of the VistaCare operations into our operations, which was accomplished ahead of schedule and under budget largely as a result of the significant efforts of our Named Executive Officers. The review for 2009 compensation packages resulted in base salaries for 2009 for the following executive officers: Mr. Lefton $650,000, Mr. Allison $370,000, Mr. Goguen $370,000, Mr. Bickham $320,000 and Ms. Belger $225,000. These increases were in a range of 10 to 20 percent over the salaries for the Named Executive Officers during the 2008 year. The Compensation Committee determined that the VistaCare transaction was an extraordinary transaction that warranted special recognition for the executive officers involved in its success, and base salaries for each of the Named Executive Officers should be increased in excess of our general 5 percent cap.

For 2010, the Compensation Committee has determined that base salaries of executive officers, including the Named Executive Officers, should not be increased and should remain at the 2009 levels. The decision not to increase the base salaries of the executive officers was not due to any performance issues. To the contrary, 2009 was a very good year for our stockholders. Our share price increased 68.5% during the year from $9.25 per share on December 31, 2008 to $15.59 per share on December 31, 2009 and our net income attributable to our stockholders increased by over 180% from $14.4 million for 2008 to $40.6 million for 2009. For 2010 the Compensation Committee determined, based on the recommendation of the Chief Executive Officer, that base salaries for all executive officers, including the Named Executive Officers, should be frozen at 2009 levels, because of a lower than expected increase in Medicare hospice payment rates on October 1, 2009.

Performance-Based Incentive Compensation

Our Equity-Based Compensation Plan provides the Compensation Committee with the flexibility to design cash- and stock-based incentive compensation programs to promote performance and the achievement of our goals and objectives by executive officers and other key employees by allowing them to participate in our long-term growth and profitability. The Compensation Committee believes that providing performance-based incentive compensation is necessary to attract and retain superior executive talent and to align the financial interests of executive officers with those of our stockholders. A substantial portion of each executive officer’s potential aggregate compensation is in the form of incentive compensation. There are two types of performance-based incentive compensation used by the Compensation Committee. The first type is short-term incentive compensation which is in the form of a potential cash bonus. The second type is long-term incentive compensation which is in the form of grants of stock options, restricted stock or restricted stock units.

Short-term incentive compensation for each executive officer will be based on a percentage of the executive officer’s base salary, which may vary based on the executive officer’s title and the performance target. Each year prior to March 30th the Compensation Committee will establish target levels, which have traditionally been tied to our earnings per share and will remain focused on our financial success. The Compensation Committee believes that a performance target based on corporate earnings per share is an appropriate measure for enhancing stockholder value and is customary within the health care industry. Historically, the Compensation Committee has established three to four target levels and there has been a medium probability of attaining the lowest target level, a low probability of attaining the middle target levels, and a substantially low probability of attaining the high-end target level. For 2009, the Compensation Committee elected to use this same structure and established three target levels for the short-term incentive compensation: the lowest target level being $0.68 earnings per share from continuing operations, the middle target level at $0.74 earnings per share from continuing operations, and the high-end or maximum target level at $0.78 earnings per share from continuing operations, in each case, determined on a fully-diluted basis. The lowest target level for 2009 was 15% higher than actual earnings per share from continuing operations for 2008 of $0.59 per share and the high-end or maximum target level for 2009 was 32% higher than actual earnings per share from continuing operations for 2008. The Compensation Committee then established for each executive officer the percentage of his or her base salary that is payable based on achieving each of the target levels. The percentage of salary for each executive officer for 2009 was determined by the Compensation Committee largely based on the relationship of each executive officer’s title and area of responsibility to our achievement of the target levels, as well as a general review of the annual incentive awards received by executives at various other health-care companies comparable to us. To be eligible for short-term incentive compensation, we must achieve the minimum target level for the fiscal year, inclusive of the total amount of the short-term incentive compensation payable under the plan for such year, as reflected on our audited financial statements for the fiscal year. Because these awards are based on our financial performance, as reflected in our financial statements, the payment of any awards typically does not occur until the year following the year in which the awards were earned. The target levels established by the Compensation Committee are set in accordance with our target financial performance. See “Executive Compensation — 2009 Grants of Plan-Based Awards” in this proxy statement for additional information regarding these incentive awards.

Long-term incentive compensation for each executive officer consists of awards of stock options and grants of either restricted stock or restricted stock units based on the executive officer’s title and area of responsibility. The Compensation Committee is responsible for the granting of all equity-based compensation, including the award dates for each grant, determined in its discretion. In 2007, the Compensation Committee determined that only restricted stock units would be awarded to executive officers under the Equity-Based Compensation Plan on a going forward basis. Regarding the 2009 awards, the Compensation Committee retained the practice of awarding only restricted stock units under the plan, and as with the 2007 and 2008 awards, restrictions were in the form of both time and performance. These two types of restricted stock unit awards are the focus of our current equity award policy for 2009 and 2010, although the Compensation Committee retains the discretion to revisit this issue in the future to ensure that our policy remains in line with both our goals and successes, as well as industry trends. On February 13, 2009, Mr. Lefton, Mr. Allison, Mr. Goguen, Mr. Bickham, and Ms. Belger each received two awards of restricted stock units. The smaller of the two awards, approximately one-fourth of the value of the total awards, is a time-based award that vests ratably over a four year period. The primary purpose of this award is to assist us in retaining executive talent. The larger of the two awards, approximately three-fourths of the value of the total awards, is an incentive-

based award that is earned by the Named Executive Officer only if we achieve the performance targets established by the Compensation Committee, which are the same performance targets established for the short-term incentive compensation program, as described above, with the exception that there were four target levels for the long-term incentive compensation program in 2008. The combined number of restricted stock units that potentially could be earned by each Named Executive Officer is described as follows:

•	Mr. Lefton was awarded 60,521 time-based shares and 181,563 performance-based shares.

•	Mr. Allison was awarded 25,838 time-based shares and 77,514 performance-based shares.

•	Mr. Goguen was awarded 25,838 time-based shares and 77,514 performance-based shares.

•	Mr. Bickham was awarded 14,898 time-based shares and 44,694 performance-based shares.

•	Ms. Belger was awarded 10,475 time-based shares and 31,425 performance-based shares.

Also, on February 13, 2009, Mr. Goguen received a special one-time grant of 85,000 time-based restricted stock units in addition to the two-prong grant of both time- and performance based awards described above. The Compensation Committee granted Mr. Goguen this additional award due to the decline in value and the absence of a retention factor related to stock options that were granted to Mr. Goguen in prior years. The Compensation Committee determined that it would be in the best interest of our company to increase Mr. Goguen’s long-term incentives with respect to our stock value. Mr. Goguen’s special 2009 grant is also subject to a four year vesting period, and carries the same terms and conditions as his other 2009 time-based restricted stock units.

Consistent with the equity-based compensation policies used in 2008, as well as our historical practice, the Compensation Committee established three target levels for the performance-based 2009 awards; there is a medium likelihood of attaining the lowest target level, a low probability of attaining the second target levels, and a substantially low probability of attaining the high-end target level. With respect to the performance based shares, the Compensation Committee established the following three target levels: the lowest target level being $0.68 earnings per share from continuing operations, the second target level being $0.74 earnings per share from continuing operations, and the high-end or maximum target level at $0.78 earnings per share from continuing operations, in each case, determined on a fully-diluted basis. As with the short-term incentive compensation program, the Named Executive Officers will earn more restricted stock units if we significantly exceed our performance goals. To further facilitate our ability to retain high performing executive talent, any incentive-based awards earned by executives are subject to a four-year vesting period, with one-fourth of the award distributed immediately upon achieving the applicable target and the balance distributed ratably over the following three years.

Upon completion of the fiscal year, the Compensation Committee assesses our performance, comparing our actual fiscal year financial results to the pre-determined financial targets. If our financial results fall between one of the pre-determined financial targets, then each executive officer’s short-term incentive compensation and long-term incentive compensation is adjusted accordingly. If we fail to achieve the minimum financial target, then none of the executive officers is entitled to receive any short-term incentive compensation or the portion of the long-term incentive compensation that is in the form of performance-based restricted stock units. We achieved the high-end or maximum financial target for 2009 under both the short- and long-term incentive programs and the awards granted to each of the Named Executive Officers as a result of this achievement are more fully described below in the “Executive Compensation — 2009 Grants of Plan-Based Awards.”

The Compensation Committee has determined that both short- and long-term incentive compensation awards for the 2010 year will be granted according to the same policies and guidelines discussed above for the 2009 year, with the one exception that there will be four target levels in 2010 for both the short-term and long-term incentive compensation awards. The Compensation Committee retains the discretion to modify our incentive award grant policy in future years in the event that we believe the retention or incentive function of these awards are no longer adequate, or to remain competitive within our industry; however, the Compensation Committee has determined that the current framework utilized in 2009 for setting short- and long-term incentive compensation awards remains appropriate and fair to both the executives and our stockholders, and the 2010 awards will reflect substantially similar performance targets and potential values as the 2009 target awards.

Employment Agreements and Change-In-Control Provisions

All of the Named Executive Officers have employment agreements with us which provide for severance payments upon termination of employment due to certain reasons, including termination upon or after a change in control. The Equity-Based Compensation Plan also provides for accelerated benefits upon termination for certain reasons or upon a change in control. The Compensation Committee believes that such severance benefits due to these termination events provides the Named Executive Officers a reasonable package based on the value the officers have created that is ultimately realized by our stockholders. We believe termination and change in control protection allows management to focus their attention and energy on our business without any distractions regarding the effects of a change in control. Further, such protections maximize stockholder value by encouraging management to objectively review any proposed transaction to determine whether such proposal is in the best interest of our stockholders. See “Executive Compensation — Potential Payments Upon Termination or Change in Control” in this Proxy Statement for additional information regarding these severance payments.

Retirement and Other Benefits

Executive officers are eligible to participate in our 401(k) plan and other benefit programs as described below. The Compensation Committee reviews the overall cost to us of these various programs generally on an annual basis or when any material changes are proposed. The Compensation Committee believes that the benefits provided by these programs have been important in attracting and retaining the overall executive officer group, including the Named Executive Officers.

Our 401(k) plan provides for employer matching funds of up to 50 percent of the first three percent of an employee’s salary. We do not provide any other retirement benefits or tax-qualified deferred compensation plans or programs for our executive officers.

Executive officers are also entitled to participate in the various other group health, term life, cafeteria, employee stock purchase, and similar benefit plans available to all of our employees and on the same terms as such employees. We provide a separate long-term disability plan for executive officers, including the Named Executive Officers, which provides a monthly benefit of 60 percent of monthly earnings, up to a maximum benefit not to exceed $10,000 per month for any individual executive officer.

Perquisites and Other Personal Benefits

We provide Named Executive Officers with limited perquisites and other personal benefits that we and the Compensation Committee believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. These perquisites and other personal benefits consist of paid parking and health club dues that may not exceed $100 per month.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Tax Code, which provides that we may not deduct compensation of more than $1 million that is paid to our Chief Executive Officer and our three other most highly compensated individuals (other than our Chief Financial Officer), subject to certain exceptions. We believe that compensation paid under our Equity-Based Compensation Plan is generally fully deductible for federal income tax purposes. However, the Compensation Committee may from time to time approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its executive officers.

Section 280G of the Tax Code disallows the deduction of any “excess parachute payment” paid in connection with certain change in control events. A portion of the amounts payable pursuant to, and benefits available under, our equity compensation awards or executive employment agreements benefiting the Named Executive Officers described above may constitute “excess parachute payments” and will not be deductible by us. In contrast to Section 162(m), amounts payable in connection with a change in control transaction cannot easily be designed to avoid treatment as “excess parachute payments.” Although our Compensation Committee is aware of the possibility of a lost deduction in connection with these payments and intends to take reasonable actions to preserve the deductibility of amounts payable to our applicable Named Executive Officers to the extent possible, our Compensation Committee does not believe it is appropriate for tax considerations to be determinative in the design of change in control protections made available to our Named Executive Officers; particularly given that severance provided under the employment agreements is equal to only one year of base salary (or two years for our Chief Executive Officer).

Accounting for Stock-Based Compensation

Effective January 1, 2006, we began accounting for stock-based payments, including awards under our Equity-Based Compensation Plan, in accordance with the requirements of SFAS 123R.

Nonqualified Deferred Compensation

After the final regulations under Tax Code section 409A were issued in April of 2007 (Tax Code section 409A is applicable to non-qualified deferred compensation arrangements), we engaged our legal counsel to perform a thorough review of our plans and arrangements that could potentially provide for deferred compensation. We made certain amendments to our Named Executive Officers’ employment agreements during the 2008 year to bring them into compliance with Tax Code section 409A, and we have determined that we have operated our executive deferred compensation arrangements, including our executives’ employment agreements and certain equity awards under the Equity-Based Compensation Plan, in good faith compliance with all applicable statutory provisions and notices, as well as the final guidance from the regulations, that currently apply to Tax Code section 409A.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed with management the disclosures set forth in this proxy statement under the heading “Compensation Discussion and Analysis.” Based on the reviews and discussions referred to above, we recommended to the Board that the disclosures set forth in this proxy statement under the heading “Compensation Discussion and Analysis” be included in this proxy statement and incorporated by reference into Odyssey HealthCare, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Respectfully submitted by the Compensation Committee of the Board,

Robert A. Ortenzio, Chairman
Paul J. Feldstein
Shawn S. Schabel

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation we paid during the years ended December 31, 2009, December 31, 2008 and December 31, 2007 to our Named Executive Officers. Additional information concerning the Named Executive Officers’ compensation can be found in the Compensation Discussion and Analysis section of this proxy statement, beginning on page 26.

						Non-Equity
				Stock	Option	Incentive	All Other
		Salary	Bonus	Awards(2)	Awards(2)	Compensation(1)	Compensation(3)	Total
Name and Principal Position	Year	$	$	$	$	$	$	$

Robert A. Lefton	2009	$671,322	$0	$2,599,982	$0	$812,500	$2,157	$4,085,961
President, Chief Executive	2008	$543,000	$0	$1,107,714	$0	$678,750	$2,541	$2,332,005
Officer and Director	2007	$525,000	$0	$0	$0	$0	$3,037	$528,037
R. Dirk Allison	2009	$383,451	$0	$1,110,000	$0	$370,000	$3,431	$1,866,882
Senior Vice President,	2008	$321,000	$0	$950,130	$0	$321,000	$3,836	$1,595,966
Chief Financial Officer	2007	$310,000	$0	$0	$0	$0	$4,224	$314,224
and Treasurer
Craig P. Goguen(4)	2009	$382,901	$0	$2,022,900	$0	$370,000	$6,103	$2,781,904
Senior Vice President and	2008	$310,000	$0	$0	$0	$422,959	$4,666	$737,625
Chief Operating Officer
Brenda A. Belger	2009	$234,276	$0	$450,006	$0	$90,000	$3,715	$777,997
Senior Vice President,	2008	$204,000	$0	$208,074	$0	$81,600	$4,215	$497,889
Human Resources	2007	$197,000	$0	$0	$0	$0	$4,790	$201,790
W. Bradley Bickham	2009	$331,329	$0	$640,018	$0	$320,000	$4,991	$1,296,338
Senior Vice President,	2008	$267,000	$0	$272,334	$0	$267,000	$5,491	$811,825
Secretary and General	2007	$258,000	$45,000	$0	$0	$0	$5,776	$308,776
Counsel

(1)	We attained the 2009 high-end or maximum earnings per share (“EPS”) target established for the 2009 short-term incentive compensation awards awarded to the Named Executive Officers, resulting in bonus payouts of the maximum bonus amounts available to each of the named executive officers. These bonuses were paid to the Named Executive Officers on March 5, 2010.

(2)	The stock-based compensation awarded under the Equity-Based Compensation Plan in each of the 2007, 2008 and 2009 years is reported using the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Notes 2 and 6 to our consolidated audited financial statements for the fiscal years ended December 31, 2009, and December 31, 2008, included in our Annual Reports on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 10, 2010 and March 13, 2009, respectively. Amounts that are disclosed in the Stock Awards column related to our incentive-based restricted stock units for each year were based on an estimated “probable” payout for the incentive-based restricted stock units, which is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. The “probable” payout for awards granted in the 2009 year was the “maximum” payout for the awards, although the “probable” payout for the 2008 year awards was the “target” amount available to the named executive officers. The terms of the 2009 incentive-based restricted stock unit awards are more fully described below in the narrative following the “2009 Grants of Plan-Based Awards” table.

(3)	Represents amounts contributed by us as matching contributions to the accounts of our Named Executive Officers under our 401(k) plan and premiums paid with respect to our Named Executive Officers under our long term disability plan.

(4)	Although Mr. Goguen’s employment with us commenced on August 20, 2007, he was not a Named Executive Officer in 2007 and, therefore, only compensation information for 2008 and 2009 is provided.

2009 Grants of Plan-Based Awards

The following table reflects information about cash and stock awards made under our Equity-Based Compensation Plan to the Named Executive Officers during the calendar year ending December 31, 2009.

								All Other
								Stock
								Awards:	Grant
		Estimated Future Payouts Under			Estimated Future Payouts Under			Number of	Date
		Non-Equity Incentive Plan Awards(1)			Equity Incentive Plan Awards(2)			Shares of	Fair Value
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Stock	of Stock
Name	Date	$	$	$	$	$	$	(#)(3)	Awards(4)

Robert A. Lefton		$487,500	$650,000	$812,500
	2/13/09				60,521	121,042	181,563		$1,949,987
	2/13/09							60,521	$649,996
R. Dirk Allison		$222,000	$296,000	$370,000
	2/13/09				25,838	51,676	77,514		$832,500
	2/13/09							25,838	$277,500
Craig P. Goguen		$222,000	$296,000	$370,000
	2/13/09				25,838	51,676	77,514		$832,500
	2/13/09							25,838	$277,500
	2/13/09							85,000	$912,900
Brenda A. Belger		$45,000	$67,500	$90,000
	2/13/09				10,475	20,950	31,425		$337,505
	2/13/09							10,475	$112,502
W. Bradley Bickham		$192,000	$256,000	$320,000
	2/13/09				14,898	29,796	44,694		$480,014
	2/13/09							14,898	$160,005

(1)	Amounts shown in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns represent the threshold, target and maximum payment levels with respect to grants made under our short-term incentive compensation program for 2009. Our short-term incentive compensation program is described in greater detail in the narrative following this table. The actual bonuses paid for the 2009 performance year are provided in the Non-Equity Incentive Compensation column of the Summary Compensation Table.

(2)	Amounts shown in the “Estimated Future Payouts Under Equity Incentive Plan Awards” columns represent the threshold, target and maximum payment levels with respect to grants of performance-based restricted stock units (which we also refer to as additional incentive-based restricted stock units) made under our long-term incentive program for 2009. Our long-term incentive compensation program is described in greater detail in the narrative following the table.

(3)	Reflects the number of time-based restricted stock units awarded under our long-term incentive program for 2009.

(4)	Reflects the grant date fair value of the time-based restricted stock units and the performance-based restricted stock units (which we also refer to as additional incentive-based restricted stock units) awarded under our long-term incentive program for 2009, computed in accordance with FASB ASC Topic 718. For performance-based restricted stock units, the grant date fair value is based upon the probable outcome of the applicable performance conditions at the grant date and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures (i.e., calculations assume that maximum performance is achieved).

Employment Agreements

We previously entered into employment agreements with each of the Named Executive Officers. The agreements were amended and restated on December 23, 2008 in order to bring the provisions of such agreements into compliance with Section 409A of the Tax Code, effective retroactive to the original effective dates of the respective agreements.

Each employment agreement has an initial term of three years from its original effective date and is automatically extended for additional one year periods unless either party gives notice 90 days prior to the third anniversary date (or any subsequent anniversary date) of the original effective date. The agreements provide the Named Executive Officers with an annual base salary, which is subject to annual review and an annual bonus based on achieving set performance goals. The agreements also provide that the Named Executive Officers are eligible to participate in all benefit plans and programs for which senior executives are generally eligible. Mr. Lefton’s, Mr. Allison’s, Mr. Goguen’s and Mr. Bickham’s agreements provide that they are entitled to a health club dues allowance of not more than $100 per month. Death, disability, severance and change in control benefits provided by the agreements, as well as the confidentiality, non-compete and similar covenants imposed on the Named Executive Officers thereunder, are described below in the section titled “Potential Payments Upon Termination or Change in Control.”

Salary and Cash Bonus in Proportion to Total Compensation

The following table sets forth the percentage of each Named Executive Officer’s total compensation for the year ended December 31, 2009 that was earned in the form of base salary and bonus (including annual cash performance incentive awards and discretionary amounts, if any).

Percentage of
Name	Total Compensation

Robert A. Lefton	36.3%
R. Dirk Allison	40.4%
Craig P. Goguen	27.1%
Brenda A. Belger	41.7%
W. Bradley Bickham	50.2%

Short-Term Incentive Compensation Program

Our short-term incentive compensation program for 2009 was dependent upon our attainment of a specified level of earnings per share from continuing operations (computed on a fully diluted basis) (“EPS”). See “Compensation Discussions and Analysis — Performance-Based incentive Compensation” for a description of the specific EPS targets for 2009. The total amount payable to a recipient of a short-term incentive compensation award is determined based on the EPS level actually attained by us for 2009 and is equal to a specified percentage of the recipient’s base salary. The Compensation Committee set threshold, target and maximum EPS levels for 2009 and determines the amount of short-term incentive compensation payable to each of our Named Executive Officers based on the following schedule:

EPS Levels
Name	Threshold	Target	Maximum

Mr. Lefton	75% of Base Salary	100% of Base Salary	125% of Base Salary
Messrs. Allison, Goguen and Bickham	60% of Base Salary	80% of Base Salary	100% of Base Salary
Ms. Belger	20% of Base Salary	30% of Base Salary	40% of Base Salary

If the actual EPS level attained falls in between the threshold and target or target and maximum EPS levels, then the amount payable will be adjusted by the Compensation Committee within the range set forth above. We must achieve the minimum threshold EPS level set by the Compensation Committee in order for any amounts to be payable pursuant to the short-term incentive compensation program. Any amounts that become payable must be accrued in our financial statements for 2009 and are not paid until the Compensation Committee has certified in writing that the applicable EPS level has been achieved. Because we met the maximum target established for the short-term incentive compensation awards for 2009, the amounts listed under the heading “Maximum” in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards columns in the 2009 Grants of Plan-Based Awards table were paid in March 2010 to our Named Executive Officers and are reflected in the Non-Equity Incentive Compensation column of our Summary Compensation Table.

Restricted Stock Unit Awards

Our Named Executive Officers received grants of time-based restricted stock units (“Time-Based RSUs”) and performance-based or additional incentive-based restricted stock units (“Additional Incentive-Based RSUs”) under our Equity-Based Compensation Plan on February 13, 2009. The material terms of these restricted stock unit awards are described below.

The Time-Based RSUs vest ratably over a four year period (i.e., 25% vest each year on the anniversary of the grant date), provided that the Named Executive Officer remains an employee continuously from the date of grant through the applicable vesting date.

The vesting of the Additional Incentive-Based RSUs is dependent upon our attainment of a specified level of earnings per share from continuing operations (computed on a fully diluted basis) (“EPS”) for 2009. See “Compensation Discussion and Analysis — Performance-Based Incentive Compensation” for the description of the specific EPS targets for 2009. The total number of Additional Incentive-Based RSUs that will be eligible to vest for each Named Executive Officer is determined based on the EPS level actually attained by us for 2009. The number of Additional Incentive-Based RSUs awarded in 2009 that may vest with respect to each Named Executive Officer as a result of our attainment of the threshold, target and maximum EPS targets is as follows:

	Number of Additional Incentive-Based RSUs
	Eligible to Vest
Name	Threshold	Target	Maximum

Robert A. Lefton	60,521	121,042	181,563
R. Dirk Allison	25,838	51,676	77,514
Craig P. Goguen	25,838	51,676	77,514
Brenda Belger	10,475	20,950	31,425
W. Bradley Bickham	14,898	29,796	44,694

If the actual EPS attained by us is between the threshold and target, or target and maximum EPS levels, the total number of Additional Incentive-Based RSUs that will be eligible for vesting will be prorated to account for the interim EPS level attained. Additional Incentive-Based RSUs whose performance restrictions have lapsed will vest as follows, provided that the Named Executive Officer has remained an employee continuously from the date of grant through the applicable vesting date: (a) 25% of the Additional Incentive-Based RSUs on the date the Compensation Committee certifies in writing that the EPS target for 2009 has been met, and (b) 25% per year thereafter on the date that the Time-Based RSUs vest (i.e., on February 13, 2011, February 13, 2012 and February 13, 2013, provided that the Named Executive Officer remains an employee continuously from the date of grant through the applicable vesting date).

With respect to awards of both Time-Based RSUs and Additional Incentive-Based RSUs, the vesting of all restricted stock units (“RSUs”) awarded will be accelerated in full upon the occurrence of a change in control (as defined in our Equity-Based Compensation Plan) that is also a change in control for purposes of Section 409A of the Tax Code. In addition, with respect to awards of both Time-Based RSUs and Additional Incentive-Based RSUs, if a Named Executive Officer’s employment is terminated due to death or disability (as defined in the applicable award agreement) prior to the full vesting of the award, the restriction period of the award will be accelerated immediately and the forfeiture restrictions will expire. In the case of Additional Incentive-Based RSUs, the maximum number of restricted stock units awarded will accelerate and the forfeiture restrictions will expire in the event of accelerated vesting due to a change in control, death or disability. If a Named Executive Officer’s employment is terminated for any other reason prior to the vesting of the Time-Based RSUs or the Additional Incentive-Based RSUs, the unvested portion of the award will be forfeited to us. In the event of a conflict between the vesting terms in the award agreement and the vesting terms in a Named Executive Officer’s employment agreement, the terms of the employment agreement will control. The payment date or dates of the common stock related to an award of Time-Based RSUs or Additional Incentive-Based RSUs will be the date or dates on which the restrictions on such award, or portion thereof, expire. Award recipients are eligible to receive dividend equivalents during the period that they hold outstanding Time-Based RSUs or Additional Incentive-Based RSUs, and any dividend equivalents accrued will be paid in cash on December 31 of each year.

Stock Options

Prior to 2008, we granted stock options to certain Named Executive Officers under our Equity-Based Compensation Plan. Stock options vest ratably over a four-year period (i.e., 25% on each anniversary of the date of grant of the option), provided that the option holder has remained continuously employed with us through the applicable vesting date. Upon the occurrence of a change in control (as defined in our Equity-Based Compensation Plan), all stock options will immediately vest in full. If an option holder’s employment with us is terminated, the option holder will be able to exercise his or her option for 90 days following termination but only to the extent the option was exercisable on the termination date (except that, (i) in the event of a termination for “cause,” the option will cease to be exercisable following termination, (ii) in the event of a termination due to death, the option may be exercised by the optionee’s estate or beneficiary at any time prior to its expiration date, and (iii) in the event of a termination due to disability, the option may be exercised by the optionee for one year following termination). To the extent that an option holder’s employment agreement provides for a different treatment of options in the event of a termination of employment, the terms of the employment agreement will control. See “Potential Payments Upon Termination or Change in Control” for additional details.

2009 Outstanding Equity Awards at Fiscal Year-End

The following table reflects information regarding outstanding stock options, Time-Based RSUs and Additional Incentive-Based RSUs held by the Named Executive Officers as of December 31, 2009, including awards that were granted prior to 2009.

	Option Awards
	Number of	Number of			Stock Awards
	Securities	Securities			Number of	Market Value
	Underlying	Underlying			Shares of	of Shares
	Unexercised	Unexercised			Stock That	of Stock
	Options	Options	Option	Option	Have Not	That Have
	Exercisable	Unexercisable	Exercise Price	Expiration	Vested	Not Vested
Name	(#)	(#)(1)	($)	Date	(#)(2)	($)(3)

Robert A. Lefton	0	0	N/A	N/A	492,126	$7,672,244
R. Dirk Allison	0	0	N/A	N/A	214,853	$3,349,558
Craig P. Goguen	112,500	112,500	$9.93	8/21/2017	188,352	$2,936,408
Brenda A. Belger	16,875	0	$15.25	2/6/2013	75,900	$1,183,281
	75,000	0	$22.33	6/20/2013
	25,000	0	$30.64	1/26/2014
	40,000	0	$18.14	11/17/2015
	30,000	10,000	$12.88	12/20/2016
W. Bradley Bickham	0	0	N/A	N/A	129,499	$2,018,889

(1)	All option awards vest ratably over a four-year period at a rate of 25% per year, beginning on the first anniversary of the respective grant date. Additional terms governing the option awards are described in the narrative above entitled “Stock Options” following the 2009 Grants of Plan-Based Awards table.

(2)	Reflects the following grants made under our Equity-Based Compensation Plan as part of our long-term incentive program:

(a)	For Messrs. Lefton, Allison, and Bickham, Time-Based RSUs granted on December 20, 2006 in the following amounts: (i) 29,400 RSUs to Mr. Lefton, (ii) 50,000 RSUs to Mr. Allison, and (iii) 10,320 RSUs for Mr. Bickham. The vesting terms of these Time-Based RSUs are described in greater detail in the narrative above entitled “Restricted Stock Unit Awards” following the 2009 Grants of Plan-Based Awards table.

(b)	For Messrs. Lefton, Allison, and Bickham and Ms. Belger, Time-Based RSUs granted on February 12, 2008, in the following amounts: (i) 60,333 RSUs to Mr. Lefton, (ii) 51,750 RSUs to Mr. Allison, (iii) 14,833 RSUs to Mr. Bickham and (iv) 11,333 RSUs to Ms. Belger. The vesting terms of these Time-Based RSUs are described in greater detail in the narrative above entitled “Restricted Stock Unit Awards” following the 2009 Grants of Plan-Based Awards table.

(c)	For Messrs. Lefton, Allison, and Bickham and Ms. Belger, Additional Incentive-Based RSUs, granted on February 12, 2008, and that, upon the Compensation Committee’s certification of the attainment of the “maximum” performance level on March 13, 2009, became eligible to vest in the following amounts: (i) 180,999 RSUs for Mr. Lefton, (ii) 80,250 RSUs to Mr. Allison, (iii) 44,499 RSUs to Mr. Bickham, and (iv) 33,999 RSUs to Ms. Belger. These awards are no longer subject to the attainment of performance conditions, but continue to be subject to certain time-based forfeiture conditions. The vesting terms of these RSUs are described in greater detail in the narrative above entitled “Restricted Stock Unit Awards” following the 2009 Grants of Plan-Based Awards table.

(d)	For Messrs. Lefton and Bickham, Time-Based RSUs granted on February 12, 2008 in exchange for certain underwater stock options in the following amounts: (i) 92,077 RSUs for Mr. Lefton and (ii) 34,069 RSUs for Mr. Bickham. These Time-Based RSUs vest ratably over a three year period, with the first vesting date occurring on February 12, 2009.

(e)	For each Named Executive Officer, Time-Based RSUs granted on February 13, 2009, in the following amounts: (i) 60,521 RSUs to Mr. Lefton, (ii) 25,838 RSUs to Mr. Allison, (iii) 110,838 RSUs to Mr. Goguen, (iv) 10,475 RSUs to Ms. Belger, and (v) 14,898 RSUs to Mr. Bickham. The vesting terms of these Time-Based RSUs are described in greater detail in the narrative above entitled “Restricted Stock Unit Awards” following the 2009 Grants of Plan-Based Awards table.

(f)	For each Named Executive Officer, the Additional Incentive-Based RSUs granted on February 13, 2009, in the following amounts: (i) 181,563 RSUs for Mr. Lefton, (ii) 77,514 RSUs to Mr. Allison, (iii) 77,514 RSUs to Mr. Goguen, (iv) 44,694 RSUs to Mr. Bickham, and (v) 31,425 RSUs to Ms. Belger. These awards are no longer subject to the attainment of performance conditions, but continue to be subject to certain time-based forfeiture conditions. The vesting terms of these RSUs are described in greater detail in the narrative above entitled “Restricted Stock Unit Awards” following the 2009 Grants of Plan-Based Awards table.

(3)	Based on the closing price per share of $15.59 of our common stock on December 31, 2009.

2009 Option Exercises and Stock Vested

The following table reflects stock options exercised and the lapse of restrictions on stock awards held by the Named Executive Officers during 2009.

	Option Awards		Stock Awards
	Number of Shares	Value Realized on	Number of Shares	Value Realized
	Acquired on Exercise	Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)(1)

Robert A. Lefton	0	—	98,067	$1,035,835
R. Dirk Allison	0	—	45,499	$523,334
Craig P. Goguen	0	—	0	—
Brenda A. Belger	0	—	11,332	$113,122
W. Bradley Bickham	0	—	28,654	$306,355

(1)	The value realized on vesting of stock awards during 2009 is generally based on the per share closing price for our common stock on the date of vesting. For awards that vested on December 20, 2009, the per share price reflects the per share closing price for our common stock on December 18, 2009, which was the last trading date preceding December 20, 2009 since the vesting date was not a trading date. For incentive-based awards granted on February 12, 2008, the per share closing price on the vesting date is based on a March 13, 2009 date, which is the date that the Compensation Committee certified in writing that the EPS target for 2008 had been met. The following table reflects the calculation of the value realized on vesting as described herein:

				Per Share
				Closing
			Number	Price on
	Date of	Date of	of	Vesting	Value Realized
Name	Grant	Vesting	Shares	Date	on Vesting

Robert A. Lefton	2/12/08	2/12/09	15,083	$10.59	$159,729
	2/12/08	2/12/09	30,385	$10.59	$321,777
	2/12/08	3/13/09	45,249	$9.78	$442,535
	12/20/06	12/20/09	7,350	$15.21	$111,794

					$1,035,835
R. Dirk Allison	2/12/08	2/12/09	12,937	$10.59	$137,003
	2/12/08	3/13/09	20,062	$9.78	$196,206
	12/20/06	12/20/09	12,500	$15.21	$190,125

					$523,334
Brenda A. Belger	2/12/08	2/12/09	2,833	$10.59	$30,001
	2/12/08	3/13/09	8,499	$9.78	$83,121

					$113,122
W. Bradley Bickham	2/12/08	2/12/09	3,708	$10.59	$39,268
	2/12/08	2/12/09	11,242	$10.59	$119,052
	2/12/08	3/13/09	11,124	$9.78	$108,793
	12/20/06	12/20/09	2,580	$15.21	$39,242

					$306,355

Pension Benefits

We do not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans, for our Named Executive Officers.

Non-Qualified Deferred Compensation

We do not have any nonqualified deferred compensation plans or arrangements in which the Named Executive Officers participate.

Potential Payments Upon Termination or Change in Control

We have entered into employment agreements with each of our Named Executive Officers that contain provisions regarding payments to be made to such individuals upon termination of their employment, including in connection with a change in control. These agreements are described in greater detail below and in the section of this Proxy Statement above entitled “Executive Compensation.” In addition, equity award agreements issued to our Named Executive Officers under our Equity-Based Compensation Plan contain provisions that provide for accelerated vesting of awards in the event of certain termination events and/or upon a change in control. These agreements are described in greater detail below and in the sections of this Proxy Statement above entitled “Compensation Discussion and Analysis — 2009 Executive Officer Compensation Components — Performance-Based Incentive Compensation,” “Executive Compensation — Salary and Cash Bonus in Proportion to Total Compensation — Restricted Stock Unit Awards” and “Executive Compensation — Salary and Cash Bonus in Proportion to Total Compensation — Stock Options.”

Employment Agreements

Pursuant to his or her respective employment agreement, if a Named Executive Officer’s employment is terminated for “cause,” if a Named Executive Officer voluntarily terminates employment, including due to a “non-renewal” election by such executive, or if a Named Executive Officer’s employment terminates due to death or “disability” (each term as described below), then, in addition to any accrued but unpaid salary and any benefits owing under an employee benefit plan, the Named Executive Officer is entitled to the pro rata portion of any annual bonus for the year of termination earned by the Named Executive Officer, payable at such time as we pay annual bonuses to our other executives. Mr. Bickham’s employment agreement further provides that, in the event his employment terminates because of death, his beneficiary or legal representative will be entitled to six consecutive bi-weekly payments equal to 1/26th of Mr. Bickham’s annual base salary as of the date immediately prior to his employment termination date.

Pursuant to his or her respective employment agreement, if a Named Executive Officer’s employment is terminated by us without “cause”, by the Named Executive Officer for “good reason” (as described below), or due to a “non-renewal” election by us, then he or she is entitled to the following: (a) a lump sum cash severance payment equal to one times his or her annual base salary as of the date of termination (two times, in Mr. Lefton’s case), payable by us on the first day of the seventh month following the Named Executive Officer’s separation from service with us; (b) the pro-rata portion of his or her annual bonus for the year of termination payable at such time as we pay annual bonuses to our other executives; (c) if the Named Executive Officer is covered under our medical, prescription drug and/or dental plans at the date of termination, health care continuation coverage under such plan(s) for the Named Executive Officer and his or her dependents for a period ending on the first anniversary of the Named Executive Officer’s date of termination (second anniversary, in Mr. Lefton’s case), and (d) all vested stock options or other awards granted under the Equity-Based Compensation Plan remain exercisable until the first anniversary of the date of termination (or, in the case of Messrs. Bickham and Goguen and Ms. Belger, until the 90th day following the termination date, unless our Board in its discretion further extends the exercise period up to the first anniversary of the termination date), but in no event later than the original expiration term of the award or the tenth anniversary of the original grant date of the award, whichever is later.

Pursuant to his or her respective employment agreement, if a Named Executive Officer’s employment is terminated by us without “cause,” by the Named Executive Officer for “good reason,” or due to a “non-renewal” election by us upon or within two years following a “change in control” (as described below), then he or she is entitled to the same payments and payment terms described in the immediately preceding paragraph, except that the lump sum cash severance payment will be equal to the greater of (a) one times the Named Executive Officer’s annual base salary at its highest rate during the 24 month period preceding the date of termination or (b) the aggregate amount of annual base salary, at its highest rates during the preceding 24 month period, that the executive would have received if he or she had remained employed through the second anniversary of the change in control (although in Mr. Lefton’s case, the lump sum cash severance payment in connection with a change in control will simply equal two times his highest annual base salary during the preceding 24 month period).

The employment agreements for the Named Executive Officers generally use the following terms:

(a) “cause” means the executive has (i) continually failed to substantially perform his or her material obligations and duties under the employment agreement as reasonably determined by the Board and such failure has not been remedied within 30 days of receipt of notice from us of such failure, (ii) committed an act of fraud, embezzlement, misappropriation, willful misconduct, bad faith, dishonesty, breach of trust, or breach of fiduciary duty against us, (iii) materially breached the non-competition, non-disclosure or confidentiality provisions of the employment agreement, (iv) has been convicted of or made a plea of no contendere, deferred adjudication or unadjudicated probation for any felony or any crime involving moral turpitude, (v) failed to carry out, or comply with, in any material respect, any lawful directive of the Board or a reporting officer, as applicable, consistent with the terms of the employment agreement, which has not been remedied within 30 days after receipt of notice from us of such failure, (vi) violated our substance abuse policy, or (vii) has been suspended or terminated from participation in the Medicare or Medicaid programs.

(b) “change in control” means the occurrence of any of the following: (i) a person or group becomes the beneficial owner, directly or indirectly, of 50% or more of the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors, (ii) a majority of the members of our Board is replaced during any 12-month period and such replacement is not endorsed by a majority of the incumbent directors, (iii) the consummation of a merger, consolidation, reorganization or other transaction, including a sale or other disposition of all or substantially all of our assets, whereby (A) our shareholders retain less than 51% control, directly or indirectly, of us or the surviving company, (B) as a result of such transaction, a person beneficially owns, directly or indirectly, 20% or more of the outstanding common stock or outstanding voting securities of the resulting entity, and (C) members of the incumbent board do not constitute a majority of the board of directors or other governing body of the surviving company, or (iv) approval by our shareholders of our complete liquidation or dissolution.

(c) “disability” means an executive’s inability to perform, with or without reasonable accommodation, the essential functions of the executive’s position for a period of 180 consecutive days due to mental or physical incapacity, as determined by mutual agreement of a physician selected by us and a physician selected by the executive.

(d) “good reason” means (i) removal of the executive from the office designated in his or her employment agreement, except after a “non-renewal” notice has been given, (ii) reduction of the executive’s base salary, (iii) any termination or material reduction of a material benefit, (iv) relocation of the executive’s place of employment by more than 50 miles from his or her work address as of the effective date of the employment agreement, (v) any failure by us to provide the salary, benefits and other compensation promised in the employment agreement, (vi) any failure by us to require a successor to expressly assume the employment agreement, (vii) any material breach by us of the employment agreement or any other agreement between us, or any of our subsidiaries or affiliates, and the executive, or (viii) in the case of Messrs. Allison, Bickham and Goguen, a change in reporting relationship that results in the executive not reporting to the Chief Executive Officer; however, in each case, excluding any isolated, insubstantial and inadvertent failure not occurring in bad faith which is remedied by us after notice is given by the executive.

(e) “non-renewal” means that 90 days (30 days, in the case of Mr. Lefton) prior to the expiration of the term either we or the executive gives the other party written notice of intent not to extend the employment agreement.

The employment agreements contain non-disparagement and confidentiality provisions, as well as covenants not to compete or solicit during the employment term and continuing until the first anniversary (second anniversary, in the case of Mr. Lefton) of the date of termination. Termination of any of the Named Executive Officers’ employment due to a breach of one of these provisions constitutes a termination for cause. The employment agreements do not prohibit the waiver of a breach of these covenants. In addition, the employment agreements also condition payment of severance payments, health care continuation coverage, and exercisability of stock options upon the Named Executive Officer’s execution of a release within 45 days of termination of employment (and nonrevocation thereafter).

Equity Award Agreements

The stock option and restricted stock unit awards held by our Named Executive Officers contain provisions for accelerated vesting in the event of certain terminations or upon a change in control. Pursuant to the terms of our Equity-Based Compensation Plan, upon the occurrence of a “change in control” (as described below), the forfeiture conditions on all outstanding awards shall lapse and awards shall become fully vested and/or exercisable. All stock options will vest in full as of the business day immediately preceding the change in control and will remain exercisable pursuant to their terms (or the terms of the executive’s employment agreement, as applicable). We will not settle or otherwise make payment with respect to any restricted stock units upon a change in control that does not also constitute a change in ownership or effective control or in the ownership of a substantial portion of our assets for purposes of section 409A of the Tax Code. Restricted stock units will become fully vested in the event a Named Executive Officer’s employment is terminated by reason of his or her death or “disability” (as described below).

The stock option and restricted stock unit agreements for the Named Executive Officers generally use the following terms:

(a) “change in control” has the same meaning as change in control under an executive’s employment agreement, except that clause (i) of the definition set forth above is replaced with the following: (i) an agreement to acquire or a tender offer for beneficial ownership of 50% or more of either our then outstanding shares of common stock or the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors.

(b) “disability” means, as determined by our Board in its sole discretion, a physical or mental impairment of sufficient severity that either the executive is unable to continue performing the duties he or she performed before such impairment or the executive’s condition entitles him or her to disability benefits under any of our insurance or employee benefit plans and that impairment or condition is cited by us as the reason for termination of the executive’s employment.

Quantification of Payments

The discussion and table below disclose the amount of compensation and/or other benefits due to the Named Executive Officers in the event of their termination of employment and/or in the event we undergo a change in control. The amounts disclosed assume that such termination and/or the occurrence of such change in control was effective as of December 31, 2009, and that the price of our stock was $15.59 per share, which was the closing price of our common stock on December 31, 2009. The amounts below have been calculated using numerous other assumptions that we believe are reasonable, and include amounts earned through December 31, 2009 and estimates of the amounts that would be paid out to the Named Executive Officers upon their respective terminations and/or upon the occurrence of a change in control. The actual amounts to be paid out are dependent on various factors, which may or may not exist at the time a Named Executive Officer is actually terminated and/or a change in control actually occurs. Therefore, such amounts and disclosures should be considered “forward looking statements.”

		Voluntary	Termination
		Termination	Without
		or	Cause or	Termination
		Termination	for Good	Upon or
		for Cause or	Reason	Within Two
		due to Non-	or due to	Years
		Renewal	Non-Renewal	Following
		Election by	Election by	a Change in			Change in
Name	Benefit	Executive	Company	Control(1)	Death	Disability	Control

Robert A. Lefton	Salary	$0	$1,300,000	$1,300,000	$0	$0	$0
	Bonus(2)	$812,500	$812,500	$812,500	$812,500	$812,500	$0
	Equity Compensation(3)	$0	$0	$7,672,244	$7,672,244	$7,672,244	$7,672,244
	Health Care Continuation Coverage(4)	$0	$38,520	$38,520	$0	$0	$0
	Other Benefits(5)	$0	$0	$0	$0	$120,000	$0

	Total	$812,500	$2,151,020	$9,823,264	$8,484,744	$8,604,744	$7,672,244

R. Dirk Allison	Salary	$0	$370,000	$740,000	$0	$0	$0
	Bonus(2)	$370,000	$370,000	$370,000	$370,000	$370,000	$0
	Equity Compensation(3)	$0	$0	$3,349,558	$3,349,558	$3,349,558	$3,349,558
	Health Care Continuation Coverage(4)	$0	$14,373	$14,373	$0	$0	$0
	Other Benefits(5)	$0	$0	$0	$0	$120,000	$0

	Total	$370,000	$754,373	$4,473,931	$3,719,558	$3,839,558	$3,349,558

Craig Goguen	Salary	$0	$370,000	$740,000	$0	$0	$0
	Bonus(2)	$370,000	$370,000	$370,000	$370,000	$370,000	$0
	Equity Compensation(3)	$0	$0	$3,573,158	$2,936,408	$2,936,408	$3,573,158
	Health Care Continuation Coverage(4)	$0	$19,528	$19,528	$0	$0	$0
	Other Benefits(5)	$0	$0	$0	$0	$120,000	$0

	Total	$370,000	$759,528	$4,702,686	$3,306,408	$3,426,408	$3,573,158

		Voluntary	Termination
		Termination	Without
		or	Cause or	Termination
		Termination	for Good	Upon or
		for Cause or	Reason	Within Two
		due to Non-	or due to	Years
		Renewal	Non-Renewal	Following
		Election by	Election by	a Change in			Change in
Name	Benefit	Executive	Company	Control(1)	Death	Disability	Control

Brenda A. Belger	Salary	$0	$225,000	$450,000	$0	$0	$0
	Bonus(2)	$90,000	$90,000	$90,000	$90,000	$90,000	$0
	Equity Compensation(3)	$0	$0	$1,210,381	$1,183,281	$1,183,281	$1,210,381
	Health Care Continuation Coverage(4)	$0	$14,125	$14,125	$0	$0	$0
	Other Benefits(5)	$0	$0	$0	$0	$120,000	$0

	Total	$90,000	$329,125	$1,449,506	$1,273,281	$1,393,281	$1,210,381

W. Bradley Bickham	Salary	$0	$320,000	$640,000	$73,846	$0	$0
	Bonus(2)	$320,000	$320,000	$320,000	$320,000	$320,000	$0
	Equity Compensation(3)	$0	$0	$2,018,889	$2,018,889	$2,018,889	$2,018,889
	Health Care Continuation Coverage(4)	$0	$19,528	$19,528	$0	$0	$0
	Other Benefits(5)	$0	$0	$0	$0	$120,000	$0

	Total	$320,000	$659,528	$2,998,417	$2,412,735	$2,458,889	$2,018,889

(1)	For Messrs. Allison, Goguen and Bickham, and Ms. Belger, amounts in this column reflect our assumption that the executives would receive the same annual base salary in the first and second year following a change in control as the executive currently received as of December 31, 2009.

(2)	Represents the full amount of the annual bonus earned by each Named Executive Officer for the calendar year ended December 31, 2009.

(3)	The accelerated vesting of options results in an amount equal to the difference between the exercise price for each option and the market price per share (which, as of December 31, 2009, is $15.59), multiplied by the number of option shares. This amount represents the intrinsic value of the options and is different from the SFAS 123R value used for purposes of the Grant of Plan-Based Awards Table contained in this proxy statement. However, as of December 31, 2009, certain stock options held by the Named Executive Officers were out-of-the-money, meaning that the options had an exercise price of more than the market price of our common stock on December 31, 2009. Any outstanding options that were considered out-of-the-money as of December 31, 2009 were not included in the values above (please see the “2009 Outstanding Equity Awards at Fiscal Year-End” table above for all stock options with an exercise price of more than $15.59).

The accelerated vesting of the restricted stock units results in an amount equal to the number of restricted stock units multiplied by our market price per share ($15.59) as of December 31, 2009.

(4)	The health care continuation coverage amount consists of two components, a premium component, the amount of which is reported to the Named Executive Officer as wages on Form W-2, and a benefit component, which represents our cost of providing such health care continuation coverage and is not reportable to the Named Executive officer as wages. The premium component amounts for each of the Named Executive Officers are as follows: (i) Mr. Lefton $13,170, (ii) Mr. Allison $4,199, (iii) Mr. Bickham $6,781, (iv) Mr. Goguen $6,781 and (v) Ms. Belger $4,041.

(5)	In addition to amounts paid under a Named Executive Officer’s employment agreement, in the event of a termination due to disability, the Named Executive Officer will be entitled to receive disability benefits under our long-term disability plan equal to 60% of the Named Executive Officer’s monthly earnings, not to exceed $10,000 per month, which amount may be reduced by deductible sources of income. The numbers in the above-table reflect the annual amount of disability benefits that would be payable to each of the Named Executive Officers under our long-term disability plan. Under our long-term disability plan, if a Named Executive Officer becomes disabled before age 60, disability benefits will be payable until the attainment of age 65. If a Named Executive Officer becomes disabled after age 60, benefits will be payable for a set period of time, depending on the Named Executive Officer’s age at the time of disability, in accordance with the disability payment schedule in our long-term disability plan. In the event of a termination due of disability on December 31, 2009, disability benefits would be payable for the following approximate number of years: (i) Mr. Lefton: 12 years; (ii) Mr. Allison: 11 years; (iii) Mr. Goguen: 24 years; (iv) Mr. Bickham: 18 years; and (v) Ms. Belger 10 years.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee of the Board of Directors is currently comprised of Messrs. Buncher, Carlyle, Cross and Steffy. The Board, in its business judgment, has determined that all members of the Audit Committee meet the independence and experience requirements of The NASDAQ Stock Market and applicable rules and regulations of the Securities and Exchange Commission and that Mr. Buncher satisfies the requirements for an “audit committee financial expert.” The Audit Committee operates pursuant to an Audit Committee Charter that was amended and restated on August 6, 2009.

As set forth in the Audit Committee Charter, management, not the Audit Committee, is responsible for the preparation, presentation and integrity of Odyssey HealthCare’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors, not the Audit Committee, are responsible for planning and carrying out a proper audit of Odyssey HealthCare’s annual financial statements, reviews of Odyssey HealthCare’s quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q, and other procedures. The Audit Committee assists the Board in its oversight function and has the responsibilities and powers as set forth in the Audit Committee Charter.

In the performance of its oversight function, the Audit Committee:

•	discussed with KPMG LLP, who serves as the internal auditors, the overall scope and plans for its reviews;

•	discussed with Ernst & Young LLP, who serves as the independent auditors, the overall scope and plans for its audits;

•	reviewed and discussed the audited financial statements contained in Odyssey HealthCare, Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 with management and the independent auditors;

•	discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as currently in effect;

•	received from the independent auditors the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence and discussed with the independent auditors their independence from the Audit Committee and management;

•	considered the compatibility of non-audit services with the independent auditors’ independence;

•	received and reviewed with KPMG LLP various internal audit reports and discussed the reports with management; and

•	recommended the retention of Ernst & Young LLP as independent auditors for the year ended December 31, 2010.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Odyssey HealthCare’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditors are in fact “independent.”

Based upon the reviews, reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Odyssey HealthCare, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the Securities and Exchange Commission.

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Respectfully submitted by the Audit Committee of the Board of Directors,

James E. Buncher, Chairman
John K. Carlyle
David W. Cross
David L. Steffy

Fees Paid to Independent Auditors

The following table summarizes the aggregate fees billed by Ernst & Young LLP for services rendered for the years ended December 31, 2009 and December 31, 2008:

	2009	2008

Audit fees(1)	$812,800	$1,120,903
Audit-related fees(2)	45,000	40,000
Tax fees(3)	—	—
All other fees(4)	—	—

Total	$857,800	$1,160,903

(1)	Audit fees includes fees for (i) professional services rendered for the audit of our annual financial statements, including the audit of the effectiveness of internal control over financial reporting, (ii) review of our financial statements included in our Quarterly Reports on Form 10-Q, and (iii) assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit-related fees includes fees for audits of employee benefit plans.

(3)	Tax fees includes all income tax services such as tax compliance, tax advice and tax planning other than those directly related to the audit of the income tax accrual.

(4)	All other fees includes fees for product purchases.

For the years ending on December 31, 2009 and December 31, 2008, no fees were paid with respect to tax compliance, tax advice or planning, or for product purchases.

Before we engage our independent auditors and before they commence work for us, the Audit Committee approves both the engagement of the independent auditors and the terms of such engagement. The Audit Committee approves all audit and non-audit services to be provided by our independent auditors prior to their engagement or commencement of certain services, including audit, review or attest services. Pre-engagement approval is not required for some services. For example, pre-approval is not required where the aggregate of the fees billed for such services is no more than 5% of the total amount of fees we paid to our independent auditors and the Audit Committee approves such services prior to the completion of the audit.

For the years ended December 31, 2009 and December 31, 2008, the Audit Committee approved 100% of the audit-related fees and all other fees pursuant to the exception to pre-approval for certain de minimis services described above.

ADDITIONAL INFORMATION

Stockholder Proposals for 2011 Annual Meeting of Stockholders

A stockholder proposal submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) must be received by our Secretary at 717 North Harwood Street, Suite 1500, Dallas, Texas 75201, no later than December 6, 2010, to be included in the Board of Directors’ solicitation of proxies relating to the 2011 Annual Meeting of Stockholders.

Pursuant to our Bylaws, a stockholder must deliver notice, in the form specified in our Bylaws, to our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting in order to (1) nominate persons for election to the Board of Directors at the 2011 Annual Meeting or (2) bring business before the 2011 Annual Meeting. However, if the date of our 2011 Annual Meeting is changed by more than thirty days from the anniversary date of the Annual Meeting, notice must be delivered to our principal executive offices not later than the close of business on the 10th day following the earlier of (1) the day on which notice of the date of the meeting is mailed or (2) public disclosure of the meeting date is made.

With respect to proxies submitted for the 2011 Annual Meeting, our management will have discretionary authority to vote on any matter for which we do not receive notice by the date specified in the advance notice provisions of our Bylaws described above, pursuant to Rule 14a-4(c)(1) of the Exchange Act.

Annual Report

Our Annual Report to stockholders for the year ended December 31, 2009, including financial statements, is being mailed to all stockholders entitled to vote at the Annual Meeting. Such Report includes our Annual Report on Form 10-K for the year ended December 31, 2009. The Annual Report does not constitute a part of the proxy solicitation material.

Upon written request we will provide you without charge with an additional copy of our Annual Report on Form 10-K for the year ended December 31, 2009, including financial statements and financial statement schedules. Requests should be directed to Investor Relations, Odyssey HealthCare, Inc., 717 N. Harwood, Suite 1500, Dallas, Texas 75201.

Other Matters

Our Board does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the recommendation of our Board, or if no recommendation is given, in the judgment of the persons voting the proxy.

The information contained in this proxy statement in the sections entitled “Compensation Committee Report” and “Audit Committee Matters — Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

By Order of the Board of Directors,

W. Bradley Bickham
Secretary

APPENDIX A

SUMMARY DESCRIPTION OF THE
ODYSSEY HEALTHCARE, INC. 2001 EQUITY-BASED COMPENSATION PLAN

A summary of the principal features of the Equity-Based Compensation Plan, as amended by the Third Amendment, is provide below but does not purport to be a complete description of all of the provisions of the Equity-Based Compensation Plan. The summary below should be read in conjunction with, and is qualified in its entirety by reference to, the full text of (i) the Equity-Based Compensation Plan, which is filed as Exhibit 10.6 to Amendment No. 2 to our Registration Statement on Form S-1 on September 13, 2001, (ii) the First Amendment to the Equity-Based Compensation Plan, which is filed as Exhibit 10.1 to our Current Report on Form 8-K on May 5, 2005, (iii) the Second Amendment to the Equity-Based Compensation Plan, which is filed as Exhibit 10.2 to our Quarterly Report on Form 10-Q on August 8, 2005, and (iii) the Third Amendment to the Equity-Based Compensation Plan, which is set forth below in Appendix B.

General

The purpose of the Equity-Based Compensation Plan is to provide a means to enhance our profitable growth and that of our subsidiaries by attracting and retaining employees, directors, consultants and advisors by providing such individuals with a means to acquire and maintain stock ownership or awards the value of which is tied to the performance of our common stock. The Equity-Based Compensation Plan also provides additional incentives and reward opportunities designed to strengthen such individuals’ concern for our welfare and their desire to remain in our employ. We seek to achieve the Equity-Based Compensation Plan’s purpose by primarily providing grants of (i) incentive stock options qualified as such under U.S. federal income tax laws (“Incentive Options”), (ii) stock options that do not qualify as Incentive Options (“Nonstatutory Options” and, together with Incentive Options, “Options”), (iii) stock appreciation rights (“SARs”), (iv) restricted stock awards (“Restricted Stock Awards”), (v) phantom stock rights (“Phantom Stock Rights”), or (vi) any combination of such awards (collectively referred to as “Awards”). See “— Securities To Be Offered.”

No Incentive Options may be made under the Equity-Based Compensation Plan after the date that is ten years from the date the Equity-Based Compensation Plan was adopted.

The Equity-Based Compensation Plan, in part, is intended to qualify under the provisions of Section 422 of the Tax Code. See “— Federal Tax Consequences.” The Equity-Based Compensation Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Administration of the Plan

Our Board of Directors has appointed the Compensation Committee to administer the Equity-Based Compensation Plan pursuant to its terms and all applicable state, federal, or other rules or laws, except in the event our Board of Directors chooses to take action under the Equity-Based Compensation Plan. Unless otherwise limited by the Equity-Based Compensation Plan, Rule 16b-3 of the Securities Exchange Act of 1934, or the Tax Code, the Compensation Committee has broad discretion to administer the Equity-Based Compensation Plan, interpret its provisions, and adopt policies for implementing the Equity-Based Compensation Plan. This discretion includes the power to determine to whom and when Awards will be granted, determine the amount of such Awards (measured in cash, shares of common stock or as otherwise designated), proscribe and interpret the terms and provisions of each Award agreement (the terms of which may vary), accelerate the exercise terms of an Option, delegate duties under the Equity-Based Compensation Plan, terminate, modify or amend the Equity-Based Compensation Plan (subject to Board ratification), and execute all other responsibilities permitted or required under the Equity-Based Compensation Plan.

Persons Who May Participate in the Equity-Based Compensation Plan

Any individual who provides services to us or our subsidiaries, including non-employee directors of and consultants (an “Eligible Person”), and is designated by the Compensation Committee to receive an Award under the Equity-Based Compensation Plan will be a “Participant.” An employee on leave of absence may be considered still employed by us for determining eligibility under the Equity-Based Compensation Plan. Any individual granted an Award which remains outstanding under the Equity-Based Compensation Plan, including an individual who is no longer an Eligible Person, will continue to be a Participant for purposes of the Equity-Based Compensation Plan. We currently have seven non-employee directors, seven executive officers and approximately 6,000 other employees who are eligible to participate in the Equity-Based Compensation Plan.

A Participant under the Equity-Based Compensation Plan will be eligible to receive an Award pursuant to the terms of the Equity-Based Compensation Plan and subject to any limitations imposed by appropriate action of the Compensation Committee. No Award may be granted if the Award relates to a number of shares of common stock which exceeds the number of shares which remain available under the Equity-Based Compensation Plan minus the number of shares issuable in settlement of or relating to outstanding Awards. Additionally, no Award may be granted in each fiscal year to Eligible Persons likely to be Covered Employees for more than 1,300,000 shares (subject to any adjustment due to recapitalization or reorganization permitted under the Equity-Based Compensation Plan) and no payment may be made in cash with respect to Awards that are not related to common stock in excess of $3,000,000.

With respect to Incentive Options, a Participant must be our employee or an employee of one of our corporate subsidiaries and, immediately before the time the Incentive Option is granted, the Participant may not own stock possessing more than 10% of the total combined voting power or value of all classes of our stock or that of a subsidiary unless, at the time the Incentive Option is granted, the exercise price of the Incentive Option is at least 110% of the fair market value of the common stock underlying the Incentive Option and the Incentive Option is not, by its terms, exercisable after the fifth anniversary of the date of grant.

Securities to be Offered

Shares Subject to the Equity-Based Compensation Plan.  The maximum aggregate number of shares of common stock that may be granted for any and all Awards under the Equity-Based Compensation Plan is 6,149,778 (subject to any adjustment due to recapitalization or reorganization permitted under the Equity-Based Compensation Plan). As of March 16, 2010, 2,328,028 shares had been issued, 1,154,916 shares were available for future awards, and 2,666,834 shares were the subject of outstanding awards under the Equity-Based Compensation Plan. If common stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of common stock or is otherwise terminated without a delivery of shares to a Participant, the shares of common stock that were subject to that Award will again be available for issue, transfer or exercise pursuant to Awards under the Equity-Based Compensation Plan to the extent allowable by law. The common stock sold pursuant to the Equity-Based Compensation Plan may be authorized but unissued shares, shares held by us in treasury, or shares which have been reacquired by us including shares which have been bought on the market for the purposes of the Equity-Based Compensation Plan. The fair market value of the common stock on a given date will be the last reported sales price so reported by Nasdaq for the common stock on such date or, if no such sale takes place on such day, then the average of the high bid and low asked prices on such day or, if no such prices are available for that day, the last reported sales price so reported on the last business day before the date in question. There are no fees, commissions or other charges applicable to a purchase of common stock under the Equity-Based Compensation Plan.

Awards

Outstanding Awards.  As of March 16, 2010, there are an aggregate of 1,342,438 shares of restricted stock and restricted stock units outstanding and 1,324,396 shares that underlie outstanding options. The exercise prices for stock options range from $9.42 to $30.64. On March 16, 2010, the closing price of a share of our common stock was $18.00.

Stock Options.  We may grant Options to Eligible Persons including (i) Incentive Options (only to our employees or those of our subsidiaries) which comply with Section 422 of the Tax Code and (ii) Nonstatutory Options. The exercise price of each Option granted under the Equity-Based Compensation Plan will be stated

in the Option agreement and may vary; however, the exercise price for an Incentive Option must not be less than the greater of (a) the par value per share of common stock or (b) the fair market value per share as of the date of grant. The exercise price per share of common stock subject to an Option other than an Incentive Stock Option will not be less than the par value per share of the common stock (but may be less than the fair market value of a share of the common stock on the date of grant). Options may be exercised as the Compensation Committee determines, but not later than ten years from the date of grant. Any Incentive Option which fails to comply with Section 422 of the Tax Code for any reason, will result in the reclassification of the Option to a Nonstatutory Option which will be exercisable as such. The Compensation Committee will determine the methods and form of payment for the exercise price of an Option (including, in the discretion of the Compensation Committee, payment in common stock, other Awards or other property) and the methods and forms in which common stock will be delivered to a Participant.

SARs.  SARs may be awarded in connection with or separate from an Option. A SAR is the right to receive an amount equal to the excess of the fair market value of one share of the common stock on the date of exercise over the grant price of the SAR as determined by the Compensation Committee. SARs awarded in connection with an Option will entitle the holder, upon exercise, to surrender the related Option or portion thereof relating to the number of shares for which the SAR is exercised. The surrendered Option or portion thereof will then cease to be exercisable. Such SAR is exercisable or transferable only to the extent that the related Option is exercisable or transferable. SARs granted independently of an Option will be exercisable as the Compensation Committee determines. The term of a SAR will be for a period determined by the Compensation Committee but will not exceed ten years. SARs may be paid in cash, stock or a combination of cash and stock, as the Compensation Committee provides in the Award agreement governing the SAR.

Restricted Stock Awards.  A Restricted Stock Award is a grant of shares of common stock subject to a risk of forfeiture, restrictions on transferability, and any other restrictions imposed by the Compensation Committee in its discretion. Restrictions may lapse at such times and under such circumstances as determined by the Compensation Committee. Except as otherwise provided under the terms of the Equity-Based Compensation Plan or an Award agreement, the holder of a Restricted Stock Award may have rights as a stockholder, including the right to vote the common stock subject to the Restricted Stock Award or to receive dividends on the common stock subject to the Restricted Stock Award (subject to any mandatory reinvestment or other requirements imposed by the Compensation Committee) during the restriction period. Unless otherwise waived by the Compensation Committee, a Restricted Stock Award which is subject to forfeiture restrictions will be forfeited and reacquired by us upon termination of employment. As a condition of a Restricted Stock Award grant, the Compensation Committee may require or permit a Participant to elect that any cash dividends paid on a share of common stock subject to a Restricted Stock Award be automatically reinvested in additional Restricted Stock Awards or applied to the purchase of additional Awards under the Equity-Based Compensation Plan. Unless otherwise determined by the Compensation Committee, common stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Award with respect to which such common stock or other property has been distributed.

Phantom Stock Rights.  Phantom Stock Rights are rights to receive common stock, cash, or a combination of both at the end of a specified period. The Compensation Committee may subject Phantom Stock Rights to restrictions (which may include a risk of forfeiture) to be specified in the Award agreement which may lapse at such times determined by the Compensation Committee. Phantom Stock Rights may be satisfied by delivery of common stock, cash equal to the fair market value of the specified number of shares of common stock covered by the Phantom Stock Rights, or any combination thereof determined by the Compensation Committee at the date of grant or thereafter. Except as otherwise provided by the Compensation Committee in the Award agreement or otherwise, Phantom Stock Rights subject to forfeiture restrictions may be forfeited upon termination of a Participant’s employment prior to the end of the specified period. Dividend equivalents on the specified number of shares of common stock covered by Phantom Stock Rights will be either (i) paid with respect to such Phantom Stock Rights on the dividend payment date in cash or in shares of unrestricted common stock having a fair market value equal to the amount of such dividends, or (ii) automatically deemed reinvested in additional Phantom Stock Rights, other Awards, or other investment vehicles permitted by the

Compensation Committee and elected by the Participant, unless otherwise determined by the Compensation Committee on the date of grant.

Bonus Stock and Awards in Lieu of Other Obligations.  The Compensation Committee is authorized to grant common stock as a bonus, or to grant common stock or other Awards in lieu of obligations to pay cash or deliver other property under the Equity-Based Compensation Plan or under other plans or compensatory arrangements, subject to any applicable provision under Section 16 of the Securities Exchange Act of 1934. The Compensation Committee will determine any terms and conditions applicable to grants of common stock or other Awards, including performance criteria associated with an Award. Any grant of common stock to an officer of us or a subsidiary in lieu of salary or other cash compensation will be reasonable, as determined by the Compensation Committee.

Dividend Equivalent.  Dividend equivalents may be granted entitling a Participant to receive cash, common stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of common stock, or other periodic payments at the discretion of the Compensation Committee. Dividend equivalents may be awarded on a free-standing basis or in connection with another Award. The Compensation Committee may provide that dividend equivalents will be payable or distributed when accrued or that they will be deemed reinvested in additional common stock, Awards, or other investment vehicles. The Compensation Committee will specify any restrictions on transferability and risks of forfeiture that are imposed upon dividend equivalents.

Other Stock-Based Awards.  Participants may be granted, subject to applicable legal limitations and the terms of the Equity-Based Compensation Plan and its purposes, other Awards related to common stock (in terms of being valued, denominated, paid or otherwise defined by reference to common stock). Such Awards may include, but are not limited to, convertible or exchangeable debt securities, other rights convertible or exchangeable into common stock, purchase rights for common stock, Awards with value and payment contingent upon our performance or any other factors designated by the Compensation Committee, and Awards valued by reference to the book value of common stock or the value of securities of or the performance of specified subsidiaries. The Compensation Committee will determine terms and conditions of all such Awards, including without limitation, method of delivery, consideration to be paid, the timing and methods of payment, and any performance criteria associated with an Award. Cash awards may granted as an element of or a supplement to any Awards permitted under the Equity-Based Compensation Plan.

Performance Awards.  The Compensation Committee may designate that certain Awards granted under the Equity-Based Compensation Plan constitute “performance” Awards. A performance Award is any Award the grant, exercise or settlement of which is subject to one or more performance standards. Additionally, performance Award also means an Award granted to a person designated by the Compensation Committee as likely to be a Covered Employee. One or more of the following business criteria determined on a consolidated basis and/or for specified subsidiaries or our business or geographical units (except with respect to the total shareholder return and earnings per share criteria) shall be used by the Compensation Committee: (i) earnings per share; (ii) increase in revenues; (iii) increase in cash flow; (iv) increase in cash flow return; (v) return on net assets, return on assets, return on investment, return on capital, or return on equity; (vi) economic value added; (vii) operating margin or contribution margin; (viii) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (ix) total stockholder return; (x) debt reduction; and (xi) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. The Compensation Committee may exclude the impact of any of the following events or occurrences which the Compensation Committee determines should appropriately be excluded: (a) asset write-downs; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law or other such laws or regulations affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any extraordinary, unusual or nonrecurring items as described in the Accounting Standards Codification Topic 225, as the same may be amended or superseded from time to time; (f) any change in accounting principles as defined in the Accounting Standards Codification Topic 250, as the same may be amended or superseded from time to time;

(g) any loss from a discontinued operation as described in the Accounting Standards Codification Topic 360, as the same may be amended or superseded from time to time; (h) goodwill impairment charges; (i) operating results for any business acquired during the calendar year; (j) third party expenses associated with any acquisition by us or any subsidiary; and (k) any other extraordinary events or occurrences identified by the Compensation Committee.

Other Provisions

Tax Withholding.  At the discretion of the Compensation Committee and subject to conditions that the Compensation Committee may impose, a participant’s tax withholding with respect to an Award may be satisfied by withholding from any payment related to an Award or by the withholding of shares of common stock issuable pursuant to the Award based on the fair market value of the shares.

Merger or Recapitalization.  If any change is made to our capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger or otherwise, which results in an increase or decrease in the number of outstanding shares of common stock, appropriate adjustments will be made by the Compensation Committee in the shares subject to an Award under the Equity-Based Compensation Plan.

Change in Control.  Upon a change in control (as such term is defined in the Equity-Based Compensation Plan) the Compensation Committee shall fully accelerate the forfeiture provisions associated with all outstanding Options and, acting in its sole discretion without the approval of any holder, will effect one of the following alternatives with respect to Options: (i) accelerate the exercisability of the Options to be exercised before a specified date, after which unexercised Options will terminate; or (ii) require the mandatory surrender to and repurchase by us of all outstanding Options. The Compensation Committee will make such changes as it deems appropriate in the number and price of shares of common stock or other consideration subject to other Awards. Also, the Compensation Committee may, in its discretion, fully vest and cause all restrictions to lapse applicable to any Restricted Stock Award. Any such action may vary both among different Restricted Stock Award holders and different Restricted Stock Awards held by the same holder.

Amendment.  Without stockholder approval, our Board of Directors may at any time and from time to time with respect to any shares which, at the time, are not subject to Awards, suspend, discontinue, revise, or amend the Equity-Based Compensation Plan in any respect whatsoever, and may amend any provision of the Equity-Based Compensation Plan or any Award agreement to make the Equity-Based Compensation Plan or the Award agreement, or both, comply with Section 16(b) of the Securities Exchange Act of 1934 and the exemptions therefrom, the Tax Code, ERISA, or any other law, rule or regulation that may affect the Equity-Based Compensation Plan. Such amendments are subject to stockholder approval to the extent such approval is required by any state or federal law and regulation or the rules of Nasdaq. The Board may also amend, modify, suspend or terminate the Equity-Based Compensation Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to us or the Equity-Based Compensation Plan or for any other purpose permitted by law. The Equity-Based Compensation Plan may not be amended without stockholder approval to increase the aggregate number of shares of common stock that may be issued under the Equity-Based Compensation Plan. Except as provided above, no amendment, modification, suspension or termination of the Equity-Based Compensation Plan may alter or impair Awards previously granted under the Equity-Based Compensation Plan without the consent of the affected Participant.

Transferability of Awards.  In accordance with rules prescribed by the Compensation Committee, the Compensation Committee may permit a person to transfer in the form of a gift, Nonstatutory Options, SARs, Phantom Stock Rights, or Restricted Stock Awards (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) (i) to a child (including a step or in-law relationship), grandchild, parent (including a step or in-law relationship), grandparent, spouse, former spouse, sibling (including an in-law), niece, or nephew, including adoptive relationships in any case, and any person sharing the household of a holder of such Award (“Immediate Family Members”), (ii) to a trust established for the exclusive benefit of one or more Immediate Family Members, (iii) to a partnership in which Immediate Family Members are the only partners or (iv) pursuant to a qualified domestic relations order. An SAR granted in tandem with a Nonstatutory Option will not be transferable other than in connection with the transfer of the Nonstatutory Option to which the SAR relates. Other than as described above, Awards will not be transferable other than by will or the laws of descent and distribution.

Following the transfer of any Award described above, such Awards will remain subject to the same terms and conditions as were applicable to such Awards immediately prior to transfer, provided that the transferee will be substituted for the transferor to the extent appropriate to enable the transferee to exercise the transferred Awards. When transferred Awards are exercised by a transferee, the common stock received as a result of the exercise may be subject to the one year holding period and other limitations on resale prescribed by Rule 144 promulgated under the Securities Act of 1933. In addition, Awards transferred by a Participant subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 to Immediate Family Members in the same household as the transferor will continue to be reportable by the transferor as indirectly owned by the transferor.

Any holder of an Award desiring to transfer such Award to an Immediate Family Member must make an application for transfer and comply with such other requirements the Compensation Committee may require. To the extent regulations promulgated under the Securities Exchange Act of 1934 permit Awards to be transferred in circumstances other than as described above, the Compensation Committee may, but will not be obligated to, amend the Equity-Based Compensation Plan to permit transfers as permitted by such regulations.

FEDERAL TAX CONSEQUENCES

The following discussion is for general information only and is intended to summarize briefly the U.S. federal tax consequences to Participants arising from participation in the Equity-Based Compensation Plan. This description is based on current law, which is subject to change (possibly retroactively). Awards under the Equity-Based Compensation Plan could be subject to additional taxes under section 409A of the Tax Code. However, Awards currently outstanding have been designed to avoid application of section 409A of the Tax Code and if Awards are granted subject to section 409A, such Awards will be designed to comply with the limitations and restrictions of such provision. The tax treatment of a Participant in the Equity-Based Compensation Plan may vary depending on his particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state, or local tax consequences.

Nonstatutory Options; SARs; Incentive Options.  Participants will not realize taxable income upon the grant of a Nonstatutory Option or an SAR. Upon the exercise of a Nonstatutory Option or SAR, a Participant will recognize ordinary compensation income (subject to withholding by us) in an amount equal to the excess of (i) the amount of cash and the fair market value of the common stock received, over (ii) the exercise price (if any) paid therefor. A Participant will generally have a tax basis in any shares of common stock received pursuant to the exercise of an SAR, or pursuant to the cash exercise of a Nonstatutory Option, that equals the fair market value of such shares on the date of exercise. Subject to the discussion under “— Tax Code Limitations on Deductibility” below, we (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Participants eligible to receive an Incentive Option will not recognize taxable income on the grant of an Incentive Option. Upon the exercise of an Incentive Option, a Participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the Incentive Option (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an Incentive Option would be allowed as a credit against the Participant’s regular tax liability in a later year to the extent the Participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Stock that has been held for the requisite holding period (at least two years from the date of grant and one year from the date of exercise of the Incentive Option), a Participant will recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Stock. However, if a Participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the Participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the Incentive Option (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the exercise price paid by the Participant for such ISO Stock. A Participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

Neither us nor our subsidiaries will be entitled to any federal income tax deduction upon the grant or exercise of an Incentive Option, unless a Participant makes a Disqualifying Disposition of the ISO Stock. If a Participant makes a Disqualifying Disposition, we (or a subsidiary) will then, subject to the discussion below under “— Tax Code Limitations on Deductibility,” be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a Participant under the rules described in the preceding paragraph.

Under current rulings, if a Participant transfers previously held shares of common stock (other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a Nonstatutory Option or Incentive Option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the Nonstatutory Option or Incentive Option exercise price (although a Participant would still recognize ordinary compensation income upon exercise of an Nonstatutory Option in the manner described above). Moreover, that number of shares of common stock received upon exercise which equals the number of shares of previously held common stock surrendered therefor in satisfaction of the Nonstatutory Option or Incentive Option exercise price will have a tax basis that equals, and a capital gains holding period that includes, the tax basis and capital gains holding period of the previously held shares of common stock surrendered in satisfaction of the Nonstatutory Option or Incentive Option exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the Participant, plus the amount of compensation income recognized by the Participant under the rules described above. If a reload option is issued in connection with a Participant’s transfer of previously held common stock in full or partial satisfaction of the exercise price of an Incentive Option or Nonstatutory Option, the tax consequences of the reload option will be as provided above for an Incentive Option or Nonstatutory Option, depending on whether the reload option itself is an Incentive Option or Nonstatutory Option.

The Equity-Based Compensation Plan allows the Compensation Committee to permit the transfer of Awards in limited circumstances. See “Description of the 2001 Equity-Based Compensation Plan — Other Provisions — Transferability of Awards.” For income and gift tax purposes, certain transfers of Nonstatutory Options and SARs generally should be treated as completed gifts, subject to gift taxation.

The Internal Revenue Service (the “IRS”) has not provided formal guidance on the income tax consequences of a transfer of Nonstatutory Options or SARs. However, the IRS informally has indicated that after a transfer of stock options, the transferor will recognize income, which will be subject to withholding, and FICA/ FUTA taxes will be collectible at the time the transferee exercises the stock options.

In addition, if the Participant transfers a vested Nonstatutory Option to another person and retains no interest in or power over it, the transfer is treated as a completed gift. The amount of the transferor’s gift (or generation-skipping transfer, if the gift is to a grandchild or later generation) equals the value of the Nonstatutory Option at the time of the gift. The value of the Nonstatutory Option may be affected by several factors, including the difference between the exercise price and the fair market value of the stock, the potential for future appreciation or depreciation of the stock, the time period of the Nonstatutory Option and the illiquidity of the Nonstatutory Option. The transferor will be subject to a federal gift tax, which will be limited by (i) the annual exclusion of $13,000 (in 2010) per donee, (ii) the transferor’s lifetime unified credit, or (iii) the marital or charitable deductions. The gifted Nonstatutory Option will not be included in the Participant’s gross estate for purposes of the federal estate tax or the generation-skipping transfer tax.

This favorable tax treatment for vested Nonstatutory Options has not been extended to unvested Nonstatutory Options. Whether such consequences apply to unvested Nonstatutory Options is uncertain and the gift tax implications of such a transfer is a risk the transferor will bear upon such a disposition.

The IRS has not specifically addressed the tax consequences of a transfer of SARs.

Phantom Stock Rights; Restricted Stock Awards; Cash Awards.  A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon. A Participant will not have taxable income at the time of grant of a stock Award in the form of Phantom Stock Rights denominated in common stock, but rather, will generally recognize ordinary compensation income at the time he receives common stock in satisfaction of the Phantom Stock Rights in an amount equal to the fair market value of the common stock received. In general, a Participant will recognize ordinary compensation income as a result of the receipt of common stock pursuant to a Restricted Stock Award or bonus stock Award in an amount equal to the fair market value of the common stock when such stock is received; provided, however, that if the stock is not transferable and is subject to a substantial risk of forfeiture when received, a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (i) when the common stock first becomes transferable or is no longer subject to a substantial risk of forfeiture in cases where a Participant does not make an valid election under Section 83(b) of the Tax Code or (ii) when the common stock is received in cases where a Participant makes a valid election under Section 83(b) of the Tax Code.

A Participant will be subject to withholding for federal, and generally for state and local, income taxes at the time he recognizes income under the rules described above with respect to common stock or cash received. Dividends that are received by a Participant prior to the time that the common stock is taxed to the Participant under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis in the common stock received by a Participant will equal the amount recognized by him as compensation income under the rules described in the preceding paragraph, and the Participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse.

Subject to the discussion immediately below, we (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Tax Code Limitations on Deductibility.  In order for the amounts described above to be deductible by us (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses.

Our ability (or that of a subsidiary) to obtain a deduction for future payments under the Equity-Based Compensation Plan could also be limited by the golden parachute payment rules of Section 280G of the Tax Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Finally, our the ability (or that of a subsidiary) to obtain a deduction for amounts paid under the Equity-Based Compensation Plan could be limited by Section 162(m) of the Tax Code, which limits the deductibility, for federal income tax purposes, of compensation paid to certain executive officers of a publicly traded corporation to $1,000,000 with respect to any such officer during any taxable year of the corporation. However, an exception applies to this limitation in the case of certain performance-based compensation. In order to exempt performance-based compensation from the $1,000,000 deductibility limitation, the grant or vesting of the Award relating to the compensation must be based on the satisfaction of one or more performance goals as selected by the Compensation Committee. Performance-based Awards intended to comply with Section 162(m) of the Tax Code may not be granted in a given period if such Awards relate to shares of common stock which exceed a specified limitation or, alternatively, the performance-based Awards may not result in compensation, for a Participant, in a given period which exceeds a specified limitation. If the amendment proposed by the Board of Directors is adopted at the Annual Meeting a Participant who receives an Award or Awards intended to satisfy the performance-based exception to the $1,000,000 deductibility limitation may not receive performance-based Awards relating to more than 1,300,000 shares of common stock or, with respect to Awards not related to Shares of common stock, $3,000,000, in any given fiscal year. Although the Equity-Based Compensation Plan has been drafted to satisfy the requirements for the performance-based compensation exception, we may determine that it is in our best interests not to satisfy the requirements for the exception. See “Description of the 2001 Equity-Based Compensation Plan — Awards — Performance Awards.”

Previously Awarded Options

The Awards, if any, that will be made to eligible persons under the Equity-Based Compensation Plan for our 2010 fiscal year are subject to the discretion of the Compensation Committee and, therefore, cannot be determined with certainty at this time. The following table sets forth, for the Named Executive Officers and certain groups, all shares underlying or issued pursuant to Options awarded prior to December 31, 2009 under the Equity-Based Compensation Plan. No associate of any of the directors, executive officers or nominees set forth below holds or has held options to purchase our common stock granted under the Equity-Based Compensation Plan.

Number of Shares Issued or
Name and Principal Position	Underlying Options

Robert A. Lefton	0
President, Chief Executive Officer, and Director
R. Dirk Allison	0
Senior Vice President, Chief Financial Officer, and Treasurer
Craig P. Goguen	225,000
Senior Vice President and Chief Operating Officer
Brenda A. Belger	212,343
Senior Vice President, Human Resources
W. Bradley Bickham	0
Senior Vice President, Secretary, and General Counsel
Richard R. Burnham	625,996
James E. Buncher	20,000
Robert A. Ortenzio	20,000
All Executives as a Group(1)	462,343
Non-Executive Director Group(2)	964,122
Non-Executive Officer Employee Group(3)	1,280,657

Total	2,707,122

(1)	Consists of all of our executive officers (seven persons).

(2)	Consists of all members of the Board of Directors who are not also our executive officers and including the nominees set forth above (8 persons).

(3)	Consists of all of our employees (other than the executive officers) who have previously received options to purchase our common stock under the Equity-Based Compensation Plan.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes information about each of our equity compensation plans as of December 31, 2009:

Number of Securities
Remaining Available
for Future Issuance
Under Equity
	Number of Securities		Compensation Plans
	to be Issued Upon	Weighted Average	(Excluding
	Exercise of	Exercise Price of	Securities Reflected
	Outstanding Options	Outstanding Options	in First Column)

Equity compensation plans approved by security holders:	1,433,726	$16.01	1,473,480
Equity compensation plans not approved by security holders:	—	—	—

Total	1,433,726	$16.01	1,473,480

APPENDIX B

THIRD AMENDMENT TO THE
ODYSSEY HEALTHCARE, INC.
2001 EQUITY-BASED COMPENSATION PLAN

THIS THIRD AMENDMENT is made effective as of           , 2010 (the “Effective Date”) by Odyssey HealthCare, Inc., a Delaware corporation (the “Company”).

WITNESSETH:

WHEREAS, the Company sponsors the Odyssey HealthCare, Inc. 2001 Equity-Based Compensation Plan (the “Plan”) for the benefit of its eligible employees and their beneficiaries;

WHEREAS, pursuant to Section 10(c) of the Plan the Board of Directors of the Company (the “Board”) may amend or alter the Plan without the consent of stockholders or participants, provided that, any such amendment or alteration, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of The NASDAQ Stock Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided further that, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of any participant under any previously granted and outstanding award;

WHEREAS, the Plan currently provides for the award of compensation that constitutes “performance-based compensation” within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”);

WHEREAS, pursuant to section 162(m) of the Code, the material terms of the Plan must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the Plan;

WHEREAS, the material terms of the Plan were previously approved by the Company’s stockholders at the Company’s 2005 Annual Meeting; and

WHEREAS, the Board believes it is in the best interest of the Company to submit this Third Amendment restating the material terms of the Plan to the stockholders of the Company for their approval to preserve the deductibility of certain awards made pursuant to the Plan.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Section 2(o) is hereby amended and restated, effective on the Effective Date, to continue to read as follows:

(o) “Eligible Person” means all officers and employees of the Company or of any Subsidiary, and other persons who provide services to the Company or any of its Subsidiaries, including directors of the Company. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in this Plan.

2. Section 5 is hereby amended and restated, effective on the Effective Date, to continue to read as follows:

5. Eligibility; Per Person Award Limitations.  Awards may be granted under this Plan only to Eligible Persons. In each fiscal year during any part of which this Plan is in effect, a Covered Employee may not be granted Awards relating to more than 1,300,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, and in the case of Awards the value of which is not directly related to the value of the Stock, Awards the value of which at the time of payment exceeds $3,000,000.

3. Section 8(b)(ii) is hereby amended and restated, effective on the Effective Date, to read as follows:.

(ii) Business Criteria.  One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues; (3) increase in cash flow; (4) increase in cash flow return; (5) return on net assets, return on assets, return on investment, return on capital, or return on equity; (6) economic value added; (7) operating margin or contribution margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (9) total stockholder return; (10) debt reduction; and (11) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof. In establishing or adjusting a performance goal, the Committee may exclude the impact of any of the following events or occurrences which the Committee determines should appropriately be excluded: (a) asset write-downs; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law or other such laws or regulations affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any extraordinary, unusual or nonrecurring items as described in the Accounting Standards Codification Topic 225, as the same may be amended or superseded from time to time; (f) any change in accounting principles as defined in the Accounting Standards Codification Topic 250, as the same may be amended or superseded from time to time; (g) any loss from a discontinued operation as described in the Accounting Standards Codification Topic 360, as the same may be amended or superseded from time to time; (h) goodwill impairment charges; (i) operating results for any business acquired during the Plan Year; (j) third party expenses associated with any acquisition by the Company or any Subsidiary; and (k) any other extraordinary events or occurrences identified by the Committee.

NOW, THEREFORE, be it further provided that, except as provided above, the Plan shall continue to read in its current state.

IN WITNESS WHEREOF, this Third Amendment has been executed by a duly authorized officer of the Company as of the date set forth in the introductory paragraph and effective as set forth herein.

ODYSSEY HEALTHCARE, INC.
a Delaware corporation

By:

Name:

Title:

APPENDIX I

ODYSSEY HEALTHCARE, INC.
2001 EQUITY-BASED COMPENSATION PLAN

I-1

1.	Purpose		1

2.	Definitions		1

3.	Administration		6
	(a)	Authority of the Committee	6
	(b)	Manner of Exercise of Committee Authority	7
	(c)	Limitation of Liability	7

4.	Stock Subject to Plan		8
	(a)	Overall Number of Shares Available for Delivery	8
	(b)	Application of Limitation to Grants of Awards	8
	(c)	Availability of Shares Not Delivered under Awards	8
	(d)	Stock Offered	8

5.	Eligibility; Per Person Award Limitations		8

6.	Specific Terms of Awards		8
	(a)	General	8
	(b)	Options	9
	(c)	Stock Appreciation Rights	10
	(d)	Restricted Stock	11
	(e)	Phantom Stock	12
	(f)	Bonus Stock and Awards in Lieu of Obligations	13
	(g)	Dividend Equivalents	13
	(h)	Other Stock-Based Awards	13

7.	Certain Provisions Applicable to Awards		14
	(a)	Stand-Alone, Additional, Tandem, and Substitute Awards	14
	(b)	Term of Awards	14
	(c)	Form and Timing of Payment under Awards; Deferrals	14
	(d)	Exemptions from Section 16(b) Liability	15
	(e)	Non-Competition Agreement	15

8.	Performance and Annual Incentive Awards		15
	(a)	Performance Conditions	15
	(b)	Performance Awards Granted to Designated Covered Employees	15
	(c)	Annual Incentive Awards Granted to Designated Covered Employees	17
	(d)	Written Determinations	18
	(e)	Status of Section 8(b) and Section 8(c) Awards under Section 162(m) of the Code	18

9.	Recapitalization or Reorganization		18
	(a)	Existence of Plans and Awards	18
	(b)	Subdivision or Consolidation of Shares	19
	(c)	Corporate Restructuring	19

i

	(d)	Change in Control Price	20
	(e)	Non-Option Awards	20
	(f)	Additional Issuances	21
	(g)	Restricted Stock Awards	21

10.	General Provisions		21
	(a)	Transferability	21
	(b)	Taxes	23
	(c)	Changes to this Plan and Awards	23
	(d)	Limitation on Rights Conferred under Plan	23
	(e)	Unfunded Status of Awards	23
	(f)	Nonexclusivity of this Plan	23
	(g)	Payments in the Event of Forfeitures; Fractional Shares	24
	(h)	Severability	24
	(i)	Governing Law	24
	(j)	Conditions to Delivery of Stock	24
	(k)	Plan Effective Date and Stockholder Approval	25

- ii -

ODYSSEY HEALTHCARE, INC.
2001 EQUITY-BASED COMPENSATION PLAN
     1. Purpose. The purpose of the Odyssey Healthcare, Inc. 2001 Equity-Based Compensation Plan (the “Plan”) is to provide a means through which Odyssey Healthcare, Inc., a Delaware corporation (the “Company”), and its Subsidiaries may attract and retain able persons as employees, directors and consultants of the Company and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company’s stock, thereby strengthening their concern for the welfare of the Company and their desire to remain in its employ. A further purpose of this Plan is to provide such employees and directors with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan primarily provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Restricted Stock Awards, Stock Appreciation Rights, Phantom Stock Awards or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.
     2. Definitions. For purposes of this Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:
          (a) “Annual Incentive Award” means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.
          (b) “Award” means any Option, SAR (including Limited SAR), Restricted Stock Award, Phantom Stock Award, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under this Plan.
          (c) “Beneficiary” means one or more persons, trusts or other entities which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(a) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.
          (d) “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.
          (e) “Board” means the Company’s Board of Directors.
          (f) “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in the state of Texas are authorized or obligated by law or executive order to close.

          (g) “Change in Control” means the occurrence of any of the following events:
               (i) The agreement to acquire or a tender offer for beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act by any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”), of 50% or more of either (x) the then outstanding shares of Stock (the “Outstanding Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or
               (ii) Individuals who, as of the date of this Plan, constitute the Board cease for any reason to constitute at least a majority of the Incumbent Board, which shall be defined as the individuals who, as of the Effective Date, constitute the Board and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or
               (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company, or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership of the Company existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or
               (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
          (h) “Change in Control Price” means the amount calculated in accordance with Section 9 of this Plan.
          (i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
          (j) “Committee” means a committee of two or more directors designated by the Board to administer this Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” as defined under section 162(m) of the Code, unless administration of this Plan by “outside directors” is not then required in order to qualify for tax deductibility under section 162(m) of the Code.
          (k) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 8(e) of this Plan.
          (l) “Disability” means, as determined by the Board in the sole discretion exercised in good faith of the Board, a physical or mental impairment of sufficient severity that either the Participant is unable to continue performing the duties he performed before such impairment or the Participant’s condition entitles him to disability benefits under any insurance or employee benefit plan of the Company or its Subsidiaries and that impairment or condition is cited by the Company as the reason for termination of the participant’s employment or participation as a member of the Board.
          (m) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.
          (n) “Effective Date” means the date of the consummation of a firm commitment underwritten public offering of the Stock for cash.
          (o) “Eligible Person” means all officers and employees of the Company or of any Subsidiary, and other persons who provide services to the Company or any of its Subsidiaries, including directors of the Company. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in this Plan.
          (p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (q) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.
          (r) “Fair Market Value” means, for a particular day:
               (i) if shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on that business day or, if no such sale takes place on that business day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange or, if no such closing prices are available for that day, the last reported sale price, regular way, on the composite tape of that exchange on the last business day before the date in question; or
               (ii) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. (“NASDAQ”) National Market System as of the date of determining the Fair Market Value, then the last reported sales price so reported on that business day or, if no such sale takes place on that business day, the average of the high bid and low asked prices so reported or, if no such prices are available for that day, the last reported sale price so reported on the last business day before the date in question; or
               (iii) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in subparagraph (ii), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) as of the date of determining the Fair Market Value, then the average of the high bid and low asked prices on that business day or, if no such prices are available for that day, the average of the high bid and low asked prices on the last business day before the date in question; or
               (iv) if shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in subparagraph (i) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or
               (v) if shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in subparagraph (i) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in subparagraph (ii) or subparagraph (iii) as of the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of subparagraphs (i), (ii) or (iii).
For purposes of valuing Incentive Stock Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse.
          (s) “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.
          (t) “Incumbent Board” shall mean individuals who, as of the Effective Date, constitute the Board and any other individual who becomes a director of the Company after that date and whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board.
          (u) “Limited SAR” means a right granted to a Participant under Section 6(c) hereof.
          (v) “Option” means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.
          (w) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.
          (x) “Participant” means a person who has been granted an Award under this Plan which remains outstanding, including a person who is no longer an Eligible Person.
          (y) “Performance Award” means a right, granted to a Participant under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee.
          (z) “Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”
          (aa) “Phantom Stock” means a right, granted to a Participant under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.
          (bb) “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of regulation 1.162-27 under section 162(m) of the Code.

          (cc) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.
          (dd) “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as from time to time in effect and applicable to this Plan and Participants.
          (ee) “Rule 701” means Rule 701, promulgated by the Securities and Exchange Commission under the Securities Act, as from time to time in effect and applicable to the Plan and Participants.
          (ff) “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.
          (gg) “Stock” means the Company’s Common Stock, par value $.001 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 9.
          (hh) “Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c) hereof.
          (ii) “Subsidiary” means with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.
     3. Administration.
          (a) Authority of the Committee. This Plan shall be administered by the Committee except to the extent the Board elects to administer this Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted; (iii) determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, Phantom Stock Rights, or Restricted Stock Awards, or any combination thereof, that shall be the subject of each Award; (iv) determine the terms and provisions of each Award agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of the Options, (B) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (C) the effect of termination of employment of a Participant on the Award, and (D) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (v) accelerate the time of exercisability of any Option that has been granted; (vi) construe the respective Award agreements and the Plan; (vii) make determinations of the Fair Market Value of the Stock pursuant to the Plan; (viii) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Persons who are subject to section 16(b) of the Exchange Act or section 162(m) of the Code; (ix) subject to ratification by the Board, terminate, modify, or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.
          (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to section 16 of the Exchange Act in respect of the Company, or relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Participants, Beneficiaries, and transferees under Section 10(a) hereof or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under section 162(m) of the Code to fail to so qualify. The Committee may appoint agents to assist it in administering this Plan.
          (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

     4. Stock Subject to Plan.
          (a) Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, the total number of shares of Stock reserved and available for delivery in connection with Awards under this Plan shall not exceed the lesser of 100,000,000 shares or ten percent (10%) of the total number of shares of Stock then outstanding, assuming the exercise of all outstanding Options, warrants or other rights to purchase stock and assuming the conversion or exchange or exercise of all other securities convertible into Stock.
          (b) Application of Limitation to Grants of Awards. No Award may be granted if (i)(A) the number of shares of Stock to be delivered in connection with such Award or, (B) in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates exceeds (ii) the number of shares of Stock remaining available under this Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.
          (c) Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under this Plan that expire or are canceled, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award, will again be available for Awards under this Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.
          (d) Stock Offered. The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Board or the Committee may determine from time to time at its sole option.
     5. Eligibility; Per Person Award Limitations. Awards may be granted under this Plan only to Eligible Persons. In each fiscal year or 12-month period, as applicable, during any part of which this Plan is in effect, a Covered Employee may not be granted Awards relating to more than 100,000,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9.
     6. Specific Terms of Awards.
          (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(c)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under this Plan; provided, however, that the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code if such discretion would cause the Award to not so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under this Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.
          (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:
               (i) Exercise Price. Each Option agreement shall state the exercise price per share of Stock (the “Exercise Price”); provided, however, that the Exercise Price per share of Stock subject to an Incentive Stock Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock on the date of grant of the Option or in the case of an individual who owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or its parent or any Subsidiary 110% of the Fair Market Value per share of the Stock on the date of grant, and the exercise price per share of Stock subject to an Option other than an Incentive Stock Option shall not be less than the par value per share of the Stock (but may be less than the Fair Market Value of a share of the Stock on the date of grant).
               (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including without limitation cash, Stock, other Awards or awards granted under other plans of the Company or any Subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the: delivery of Restricted Stock subject to Section 6(d). In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise.
               (iii) ISOs. The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of this Plan or the approval of this Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other incentive stock option (within the meaning of section 422 of the Code)) of the Company or a parent or Subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the incentive stock options is granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.
          (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:
               (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a “Limited SAR,” the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 2(h) hereof) over (B) the grant price of the SAR as determined by the Committee.
               (ii) Rights Related to Options. A Stock Appreciation Right granted pursuant to an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 6(c)(ii)(B). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:
               (A) A Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.
               (B) Upon the exercise of a Stock Appreciation Right related to an Option, a Participant shall be entitled to receive payment from the Company of an amount determined by multiplying:
               (1) the difference obtained by subtracting the exercise price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by
               (2) the number of shares as to which that Stock Appreciation Right has been exercised.

               (iii) Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right, which Award agreement shall comply with the following provisions:
               (A) Each Award agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.
               (B) Each Award agreement shall state the time or periods in which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time or period.
               (C) Each Award agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.
               (D) Each Stock Appreciation Right shall entitle a participant, upon exercise thereof, to receive payment of an amount determined by multiplying:
               (1) the difference obtained by subtracting the Fair Market Value of a share of Stock on the date of grant of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by
               (2) the number of shares as to which the Stock Appreciation Right has been exercised.
               (iv) Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.
          (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:
               (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.
               (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.
               (iii) Certificates for Stock. Restricted Stock granted under this Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
               (iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under this Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.
          (e) Phantom Stock. The Committee is authorized to grant Phantom Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:
               (i) Award and Restrictions. Satisfaction of an Award of Phantom Stock shall occur upon expiration of the deferral period specified for such Phantom Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Phantom Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Phantom Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Phantom Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

               (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Phantom Stock), all Phantom Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock.
               (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Phantom Stock shall be either (A) paid with respect to such Phantom Stock on the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Phantom Stock and the amount or value thereof automatically deemed reinvested in additional Phantom Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.
          (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee. In the case of any grant of Stock to an officer of the Company or a Subsidiary in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.
          (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.
          (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under this Plan, may also be granted pursuant to this Section 6(h).
     7. Certain Provisions Applicable to Awards.
          (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under this Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Phantom Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).
          (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under section 422 of the Code).
          (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of this Plan and any applicable Award agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including without limitation cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(c) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. This Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.
          (d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b).
          (e) Non-Competition Agreement. Each Participant to whom an Award is granted under this Plan may be required to agree in writing as a condition to the granting of such Award not to engage in conduct in competition with the Company or any of its Subsidiaries for a period after the termination of such Participant’s employment with the Company and its Subsidiaries as determined by the Committee.
     8. Performance and Annual Incentive Awards.
          (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under section 162(m) of the Code.
          (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Performance Award may be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).
               (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.
               (ii) Business and Individual Performance Criteria
               (A) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) increase in revenues; (3) increase in cash flow; (4) increase in cash flow return; (5) return on net assets, return on assets, return on investment, return on capital, or return on equity; (6) economic value added; (7) operating margin or contribution margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; or operating income; (9) total stockholder return; (10) debt reduction; and (11) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.
               (B) Individual Performance Criteria. The grant, exercise and/or settlement of Performance Awards may also be contingent upon individual performance goals established by the Committee. If required for compliance with section 162(m) of the Code, such criteria shall be approved by the stockholders of the Company.
               (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under section 162(m) of the Code.
               (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such criteria.

               (v) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of (A) the Performance Award pool, and the maximum amount of potential Performance Award payable to each Participant in the Performance Award pool, or (B) the amount of potential Performance Award otherwise payable to each Participant. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.
          (c) Annual Incentive Awards Granted to Designated Covered Employees. If the Committee determines that an Annual Incentive Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).
               (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.
               (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be “performance-based compensation” under section 162(m) of the Code, the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under section 162(m) of the Code, the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.
               (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool,

and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under section 162(m) of the Code. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.
          (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.
          (e) Status of Section 8(b) and Section 8(c) Awards under Section 162(m) of the Code. It is the intent of the Company that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute “performance-based compensation” within the meaning of section 162(m) of the Code and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of this Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with section 162(m) of the Code does not comply or is inconsistent with the requirements of section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.
     9. Recapitalization or Reorganization.
          (a) Existence of Plans and Awards. The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
          (b) Subdivision or Consolidation of Shares. The terms of an Award and the number of shares of Stock authorized pursuant to Section 4 for issuance under the Plan shall be subject to adjustment from time to time, in accordance with the following provisions:
               (i) If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.
               (ii) If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (A) the maximum number of shares of Stock available for the Plan as provided in Section 4 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.
               (iii) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 9(b), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Participant such a notice.
               (iv) Adjustments under Subsections 9(b)(i) and (ii) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding, and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.
          (c) Corporate Restructuring. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Option and the share limitations provided in Sections 4 and 5 shall be adjusted in a manner consistent with the recapitalization. Upon a Change in Control the Committee, acting in its sole discretion without the consent or approval of any holder, shall effect one or more of the following alternatives, which may vary among individual holders and which may vary among Options held by any individual holder: (1) accelerate the time at which Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Options and all rights of holders thereunder shall terminate, (2) require the mandatory surrender to the Company by selected holders of some or all of the outstanding Options held by such holders (irrespective of whether such Options are then exercisable under the provisions of this Plan) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each holder an amount of cash per share equal to the excess, if any, of the amount calculated in Section 9(d) (the “Change in Control Price”) of the shares subject to such Option over the exercise price(s) under such Options for such shares, or (3) make such adjustments to Options then outstanding as the Committee deems appropriate to reflect such Change in Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Options then outstanding).
          (d) Change in Control Price. The “Change in Control Price” shall equal the amount determined in clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the per share price offered to holders of the same class of Stock of the Company in any such merger or consolidation, (ii) the per share value of the Stock immediately before the Change in Control without regard to assets sold in the Change in Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of the same class of Stock of the Company in any tender offer or exchange offer whereby a Change in Control takes place, or (v) if such Change in Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 9(d) or Section 9(c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.
          (e) Non-Option Awards. In the event of changes in the outstanding Stock by reason of recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 9, any outstanding Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Stock or other consideration subject to such Awards. In the event of any such change in the outstanding Stock, the aggregate number of shares available under this Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.
          (f) Additional Issuances. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share, if applicable.
          (g) Restricted Stock Awards. Plan provisions to the contrary notwithstanding, with respect to any Restricted Stock Awards outstanding at the time a Change in Control as described in Section 2(g) occurs, the Committee may, in its discretion and as of a date determined by the Committee, fully vest any or all Stock awarded to the holder pursuant to such Restricted Stock Award and then outstanding and, upon such vesting, all restrictions applicable to such Restricted Stock Award shall terminate as of such date. Any action by the Committee pursuant to this Section 9(g) may vary among individual holders and may vary among the Restricted Stock Awards held by any individual holder.
     10. General Provisions.
          (a) Transferability.
               (i) Permitted Transferees. The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Option, Stock Appreciation Right, Phantom Stock Award or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) after the Company’s initial registration of the Stock under section 12(b) or 12(g) of the Exchange Act, or authorize all or a portion of such Awards to be granted to an Eligible Person to be on terms which permit transfer by such Participant; provided that, in either case the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, any person sharing the Participant’s household (other than a tenant or employee of the Company), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (collectively, “Permitted Transferees”); provided further that, (X) there may be no consideration for any such transfer and (Y) subsequent transfers of Awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Award and transfers to other Permitted Transferees of the original holder. Agreements evidencing Awards with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 10(a)(i).

               (ii) Qualified Domestic Relations Orders. An Option, Stock Appreciation Right, Phantom Stock Award or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) after the Company’s initial registration of the Stock under section 12(b) or 12(g) of the Exchange Act, may be transferred, to a Permitted Transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.
               (iii) Other Transfers. Except as expressly permitted by Subsections 10(a)(i) and 10(a)(ii), Awards shall not be transferable other than by will or the laws of descent and distribution except that in the Committee’s discretion a Stock Appreciation Right, Phantom Stock Award (if such Stock Appreciation Right or Phantom Stock Award is not exercisable for Stock and not subject to the Participant’s or holder’s discretion as to the timing or method of payment) or Restricted Stock Award (if such Restricted Stock Award does not require the transfer of consideration by the Participant or the holder other than usual and customary service) may be transferable, however, not for consideration. Notwithstanding anything to the contrary in this Section 10, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.
               (iv) Effect of Transfer. Following the transfer of any Award as contemplated by Subsections 10(a)(i), 10(a)(ii) and 10(a)(iii), (A) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, to the extent appropriate to enable the Participant to exercise the transferred Award in accordance with the terms of this Plan and applicable law and (B) the provisions of the Award relating to exercisability hereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.
               (v) Procedures and Restrictions. Any Participant desiring to transfer an Award as permitted under Subsections 10(a)(i), 10(a)(ii) or 10(a)(iii) shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (A) it would give rise to short-swing liability under section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.
               (vi) Registration. To the extent the issuance to any Permitted Transferee of any shares of Stock issuable pursuant to Awards transferred as permitted in this Section 10(a) is not registered pursuant to the effective registration statement of the Company generally covering the shares to be issued pursuant to this Plan to initial holders of Awards, the Company shall not have any obligation to register the issuance of any such shares of Stock to any such transferee.

          (b) Taxes. The Company and any Subsidiary is authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.
          (c) Changes to this Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in this Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.
          (d) Limitation on Rights Conferred under Plan. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.
          (e) Unfunded Status of Awards. This Plan is intended to constitute an “unfunded” plan for certain incentive awards.
          (f) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under section 162(m) of the Code. Nothing contained in this Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Award made under this Plan.

No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.
          (g) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration to the Company in exchange for such Award, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
          (h) Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan or any Award agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed an Option not subject to section 422 of the Code for all purposes of the Plan.
          (i) Governing Law. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Texas, without giving effect to any conflict of law provisions thereof, except to the extent Texas law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.
          (j) Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award, the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. No Option or Stock Appreciation Right shall be exercisable and no restriction on any Restricted Stock Award shall lapse with respect to a Participant unless and until the holder thereof shall have paid cash or property to, or performed services for, the Company or any of its Subsidiaries that the Committee believes is equal to or greater in value than the par value of the Stock subject to such Award.
          (k) Plan Effective Date and Stockholder Approval. This Plan has been adopted by the Board and by the stockholders of the Company effective as of the date of the consummation of a firm commitment underwritten public offering of Stock for cash.

FIRST AMENDMENT TO THE
ODYSSEY HEALTHCARE, INC.
2001 EQUITY-BASED COMPENSATION PLAN
     THIS FIRST AMENDMENT is made effective as of May 5, 2005 (the “Effective Date”) by Odyssey Healthcare, Inc., a Delaware corporation (the “Company”).
WITNESSETH:
     WHEREAS, the Company sponsors the Odyssey Healthcare, Inc. 2001 Equity-Based Compensation Plan (the “Plan”) for the benefit of its eligible employees and their beneficiaries;
     WHEREAS, pursuant to Section 10(c) of the Plan the Board of Directors of the Company (the “Board”) may amend or alter the Plan without the consent of stockholders or participants, provided that, any such amendment or alteration, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of The NASDAQ Stock Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided further that, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of any participant under any previously granted and outstanding award;
     WHEREAS, pursuant to Section 2(g)(ii) of the Plan, a change in control of the Company may result from a transition in the members of the Board;
     WHEREAS, the Board believes it is in the best interest of the Company to revise the criteria for determining when a transition in the members of the Board constitutes a change in control of the Company;
     WHEREAS, pursuant to Section 4(a) of the Plan, the total number of shares of the Company’s Common Stock (“Stock”) reserved and available for delivery in connection with awards under the Plan shall not exceed the lesser of 225,000,000 shares of Stock (as adjusted for previous Stock dividends) or ten percent (10%) of the total number of shares of Stock outstanding, assuming the exercise of all outstanding options, warrants or other rights to purchase Stock and assuming the conversion or exchange or exercise of all other securities convertible into Stock;
     WHEREAS, the Board believes it is in the best interest of the Company to increase the total number of shares of Stock reserved and available for issuance under the Plan, from inception, to a total of 6,149,778;
     WHEREAS, Section 5 of the Plan provides that in each fiscal year during any part of which the Plan is in effect, individuals who may subject the Company to the deduction limitations provided in section 162(m) of the Internal Revenue Code of 1986, as amended (the

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“Code”) may not be granted awards relating to more than 225,000,000 shares of Stock (as adjusted for previous Stock dividends);
     WHEREAS, the Board believes it is in the best interest of the Company to provide that in each fiscal year of the Company, during any part of which the Plan is in effect, individuals who may subject the Company to the deduction limitations provided in section 162(m) of the Code may not be granted awards relating to more than 1,300,000 shares of Stock or, in the case of awards the value of which is not directly related to the value of the Stock, awards the value of which at the time of payment exceeds $3,000,000;
     WHEREAS, the Plan provides several business criteria on which the grant and/or settlement of awards may be based if (1) the Company’s Compensation Committee (the “Committee”) determines that an award to any participant should be so conditioned or (2) the Committee determines that an award granted to an officer of the Company, who may subject the Company to the deduction limitations of section 162(m) of the Code, should qualify as “performance-based compensation” for purposes of section 162(m) of the Code;
     WHEREAS, the Board believes it is in the best interest of the Company to allow the stockholders of the Company to reapprove the business criteria on which the grant and/or settlement of awards may be based;
     WHEREAS, Sections 9(c), 9(e) and 10(c) of the Plan provide collectively that upon a change in control of the Company, the Committee shall have certain powers to modify awards which include the power to (1) accelerate the vesting schedule associated with any awards, (2) require the mandatory surrender of options for cash consideration, and (3) make any other such revisions to awards as the Committee deems appropriate; and
     WHEREAS, the Board believes it is in the best interest of the Company to provide that upon a change in control of the Company, the Committee shall fully accelerate the vesting schedule associated with all awards and either require the mandatory surrender of options for cash consideration or provide that the fully vested options shall be exercisable for a given period and shall thereafter expire.
     NOW, THEREFORE, the Plan is hereby amended as follows:
     1. Section 2(g)(ii) is hereby amended in its entirety, effective on the Effective Date, to read as follows:
          (ii) A majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members constituting the Board prior to the date of the appointment or election;
     2. Section 4(a) is hereby amended in its entirety, effective on the Effective Date, to read as follows:
          (a) Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to

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Section 9, the total number of shares of Stock reserved and available for delivery in connection with Awards under this Plan, from inception, is 6,149,778.
     3. Section 5 is hereby amended in its entirety, effective on the Effective Date, to read as follows:
          5. Eligibility; Per Person Award Limitations. Awards may be granted under this Plan only to Eligible Persons. In each fiscal year during any part of which this Plan is in effect, a Covered Employee may not be granted Awards relating to more than 1,300,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 9, and in the case of Awards the value of which is not directly related to the value of the Stock, Awards the value of which at the time of payment exceeds $3,000,000.
     4. Section 8(b) of the Plan shall continue to read in its current state.
     5. Section 9(c) is hereby amended in its entirety, effective on the Effective Date, to read as follows:
          (c) Corporate Restructuring. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”), the number and class of shares of Stock covered by an Option theretofore granted shall be adjusted so that such Option shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of  shares of Stock then covered by such Option and the share limitations provided in Sections 4 and 5 shall be adjusted in a manner consistent with the recapitalization. Upon a Change in Control the Committee, shall fully accelerate the forfeiture provisions associated with all outstanding Awards and, acting in its sole discretion without the consent or approval of any holder, effect one of the following alternatives with respect to Options: (1) accelerate the time at which all Options then outstanding may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Options and all rights of holders thereunder shall terminate, or (2) require the mandatory surrender to the Company of all of the outstanding Options held by such holders (irrespective of whether such Options are then exercisable under the provisions of this Plan) as of a date, before such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each holder an amount of cash per share equal to the excess, if any, of the amount calculated in Section 9(d) (the “Change in Control Price”) of the shares subject to such Option over the exercise price(s) under such Options for such  shares.
     NOW, THEREFORE, be it further provided that, except as provided above, the Plan shall continue to read in its current state.

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     IN WITNESS WHEREOF, this First Amendment has been executed by a duly authorized officer of the Company as of the date set forth in the introductory paragraph and effective as set forth herein.

ODYSSEY HEALTHCARE, INC.
a Delaware corporation

By:	/s/ Richard R. Burnham
Name:	Richard R. Burnham
Title:	CEO/President

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SECOND AMENDMENT TO THE
ODYSSEY HEALTHCARE, INC.
2001 EQUITY-BASED COMPENSATION PLAN
     THIS SECOND AMENDMENT is made effective as of May 5, 2005 (the “Effective Date”) by Odyssey Healthcare, Inc., a Delaware corporation (the “Company”).
WITNESSETH:
     WHEREAS, the Company sponsors the Odyssey Healthcare, Inc. 2001 Equity-Based Compensation Plan (the “Plan”) for the benefit of its eligible employees and their beneficiaries;
     WHEREAS, pursuant to Section 10(c) of the Plan the Board of Directors of the Company (the “Board”) may amend or alter the Plan without the consent of stockholders or participants, provided that, any such amendment or alteration, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of The NASDAQ Stock Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided further that, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of any participant under any previously granted and outstanding award;
     WHEREAS, the Plan was recently amended to provide that upon a change in control of the Company, the Committee shall fully accelerate the vesting schedule associated with all awards and either require the mandatory surrender of options for cash consideration or provide that the fully vested options shall be exercisable for a given period and shall thereafter expire;
     WHEREAS, pursuant to the Plan as currently drafted the commencement of certain tender offers constitutes a change in control for purposes of the Plan; and
     WHEREAS, the Board believes that, in light of the automatic accelerated vesting provision recently added to the Plan, it is in the best interest of the Company to provide that the completion of certain tender offers as opposed to the commencement of certain tender offers constitutes a change in control.
     NOW, THEREFORE, the Plan is hereby amended as follows:
     Section 2(g)(i) is hereby amended in its entirety, effective on the Effective Date, to read as follows:
     (i) The agreement to acquire or the completion of a tender offer for beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act by any individual, entity or group (within the meaning of section 13(d)3 or 14(d)(2) of the Exchange Act)) (a “Person”), of 50% or more of either (x) the then outstanding shares of Stock (the “Outstanding Stock”) or (y) the

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combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or
     NOW, THEREFORE, be it further provided that, except as provided above, the Plan shall continue to read in its current state.
     IN WITNESS WHEREOF, this Second Amendment has been executed by a duly authorized officer of the Company as of the date set forth in the introductory paragraph and effective as set forth herein.

ODYSSEY HEALTHCARE, INC.
a Delaware corporation

By:	/s/ Richard R. Burnham
Name:	Richard R. Burnham
Title:	President/Chief Executive Officer

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ODYSSEY HEALTHCARE, INC. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A PROPOSALS — THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES AS CLASS III DIRECTORS AND FOR PROPOSALS 2 AND 3. 1. ELECTION OF DIRECTORS: To elect Richard R. Burnham, James E. Buncher and Robert A. Ortenzio to serve as Class III directors for a three-year term ending at the + Annual Meeting of Stockholders in 2013 and until their successors are duly elected and qualified or until their earlier death, resignation or removal from office. For Against Abstain For Against Abstain For Against Abstain 01 — Richard R. Burnham 02 — James E. Buncher 03 — Robert A. Ortenzio 2. To approve the Third Amendment to the Odyssey HealthCare, Inc. 2001 Equity-Based Compensation Plan (the “Equity-Based Compensation Plan”) For Against Abstain that submits for stockholder approval the provisions of the Equity-Based Compensation Plan that (1) provide that either the granting or vesting of awards may be subject to certain performance standards, (2) describe the persons eligible to receive awards under the Equity-Based Compensation Plan, and (3) specify the individual limit on awards granted to Covered Employees (as defined in the Equity-Based Compensation Plan), in order that certain awards may continue to be fully deductible by the Company for federal income tax purposes. For Against Abstain 3. To ratify the selection of Ernst & Young LLP as independent auditors for the Company for the year ending December 31, 2010. B Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign this Proxy exactly as your name appears on this card. Joint owners should each sign personally. If you are signing as a representative of the named stockholder (e.g., as a trustee, corporate officer or other agent on behalf of a trust, corporation or other entity) you should indicate your title or the capacity in which you sign. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1 U P X 0 2 4 9 9 7 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. PROXY — ODYSSEY HEALTHCARE, INC. Proxy Solicited on Behalf of the Board of Directors of Odyssey HealthCare, Inc. for the Annual Meeting to be held on May 6, 2010 The undersigned hereby constitutes and appoints each of Robert A. Lefton, R. Dirk Allison and W. Bradley Bickham his or her true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned, with all the powers which the undersigned would possess if personally present, and to vote the Common Stock of Odyssey HealthCare, Inc. held of record by the undersigned on the record date at the Annual Meeting of Stockholders of Odyssey HealthCare, Inc. to be held at the principal offices of Odyssey HealthCare, Inc., located at 717 North Harwood Street, Suite 1600, Dallas, Texas 75201, on Thursday, May 6, 2010, at 8:00 a.m., local time, and at any adjournment or postponement thereof on all matters coming before said meeting. You are encouraged to specify your vote by marking the appropriate box ON THE REVERSE SIDE but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations, which are FOR the election of the named nominees as directors and FOR Proposals 2 and 3. The proxies cannot vote your shares unless you sign and return this card. Any Proxy may be revoked in writing at any time prior to the voting thereof. Any Proxy, when properly granted, will be voted in the manner directed and will authorize the proxies to take any action in their discretion upon other matters that may properly come before the meeting. If no direction is made, your Proxy will be voted in accordance with the recommendations of the Board of Directors. Proxies are authorized to vote upon matters incident to the conduct of the meeting such as approval of one or more adjournments of the meeting for the purpose of obtaining additional stockholder votes. CONTINUED AND TO BE SIGNED ON REVERSE SIDE